As filed with the U.S. Securities and Exchange Commission on April 23, 2015
Registration No. 333-164158

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-7766
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 6 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 39 [X]
John Hancock Variable Life Account UV
(Exact Name of Registrant)
John Hancock Life Insurance Company (U.S.A.)
(Name of Depositor)
197 Clarendon Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company (U.S.A.)
U.S. INSURANCE LAW
JOHN HANCOCK PLACE
BOSTON, MA 02117
(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X ] on April 27, 2015 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485
If appropriate check the following box
[ ] this post-effective amendment designates a new effective date for a previously filed amendment
Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 27, 2015
for interests in
John Hancock Variable Life Account UV
Interests are made available under
FLEX-V1
a scheduled premium life insurance policy
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following investment accounts:
500 Index B
Active Bond
Blue Chip Growth
Capital Appreciation
Emerging Markets Value
Equity-Income
Fundamental All Cap Core
Global Bond
High Yield
International Equity Index B
International Value
Lifestyle Balanced MVP
Lifestyle Growth MVP
Lifestyle Moderate MVP
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Real Estate Securities
Short Term Government Income
Small Cap Growth
Total Bond Market B
* * * * * * * * * * * *
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS
This prospectus is arranged in the following way:
•	The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
•	Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
•	Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements forJohn Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you should review the prospectuses for the underlying funds that we make available as investment options under the policies. The funds' prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds”, the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.
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SUMMARY OF BENEFITS AND RISKS
The nature of the policy
The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the contingent deferred sales charge (“CDSC”). We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” Premiums are scheduled and payable during the lifetime of the insured person in accordance with our established rules and rates. Premiums are payable at our Life Servicing Office on or before the due date specified in the policy.
Summary of policy benefits
Death benefit
The death benefit payable upon the death of the insured person is the greater of the Guaranteed Death Benefit, including any Extra Death Benefit, or the Current Death Benefit.
Guaranteed Death Benefit. The Guaranteed Death Benefit at any time is the sum of the Basic Death Benefit and any Extra Death Benefit. The Basic Death Benefit at issue of the policy is the same as the Sum Insured at issue shown in the policy. Thereafter the Basic Death Benefit may be reduced by a partial surrender on your request. We guarantee that, regardless of the investment experience of the investment options, the death benefit will never be less than the Guaranteed Death Benefit.
Extra Death Benefit. An Extra Death Benefit may be available from time to time on policy anniversaries. If you exercise an Extra Death Benefit Value Option on a policy anniversary, the amount of Extra Death Benefit produced under the Option becomes a Guaranteed Death Benefit. The amount of any Extra Death Benefit depends upon the account value, Benchmark Value and the sex and age of the insured person on the policy anniversary as of which the Option is exercised. See “Value Options.” The insured person’s age on a policy anniversary is the age of the insured person on his or her birthday nearest that date.
Current Death Benefit. The Current Death Benefit on any date is the account value on that date times the Death Benefit Factor shown in the policy. The Death Benefit Factor depends upon the sex and the then attained age of the insured person. The Death Benefit Factor decreases from year to year as the attained age of the insured person increases. For example, the Death Benefit Factor for a male age 75 is 1.3546, and for a male age 76 is 1.3325. A complete list of Death Benefit Factors is set forth in the policy. The Current Death Benefit is variable — that is it increases as the account value increases and decreases as the account value decreases.
Surrender of the policy
You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt and less any contingent deferred sales charge that then applies. This is called your “surrender value.” You must return your policy when you request a surrender.
If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:
•	the amount you invested,
•	plus or minus the investment experience of the investment options you’ve chosen,
•	minus all charges we deduct, and
•	minus all withdrawals you have made.
If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”
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Partial withdrawals
Under our current administrative rules, you may make a partial withdrawal of your policy’s Excess Value, if any, once in each policy year after the first policy year (see “Excess Value and its components”). Each partial withdrawal must be at least $500. There is a charge for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge.
Policy loans
You may borrow from your policy at any time after the first policy year by completing the appropriate form. The minimum amount of each loan is $300. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.
Optional benefit riders
When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy’s account value.
Investment options
The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of John Hancock Variable Life Account UV (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.
Summary of policy risks
Lapse risk
Any amount of premium required to keep the policy in force is in default if not paid on or before its scheduled due date, but the policy provides a 61-day grace period for the payment of each such amount. (This grace period does not apply to the receipt of the Minimum First Premium.) If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.
Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.
Modified schedule premium risk
If you choose the Modified Schedule as the basis for the Basic Premium on the policy (see “Choice of premium schedule”), the Basic Premium is initially lower than if you’d chosen the Level Schedule. However, under the Modified Schedule the Basic Premium will be recalculated no later than the policy anniversary nearest the insured person’s 72nd birthday. The Basic Premium could be considerably higher after recalculation.
Investment risk
As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable
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investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the series funds.
Access to funds risk
There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge (“CDSC”) that may be payable upon surrender. The CDSC is a percentage of the premiums you’ve paid and disappears only after 11 policy years have passed. See the “Fee Tables” section of this prospectus for details on the CDSC. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $25. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term “business day” is defined under “The account value.”
Transfer risk
There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the number of options you can invest in at one time. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.
Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio's investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period,
(ii) restricting the dollar amount of transfers,
(iii) restricting transfers into and out of certain investment accounts,
(iv) restricting the method used to submit transfers, and
(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
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Tax risks
Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.
In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7-pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.
There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.
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FEE TABLES
This section contains the tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.
The first table below describes the fees and expenses that you will pay when certain events occur, such as when you pay a premium, surrender the policy, withdraw account value, or transfer account value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum premium sales charge	Upon payment of premium	5% of premium paid in any policy year
Premium tax charge	Upon payment of premium	2.5% of each premium paid
Maximum premium processing charge	Upon payment of premium	$2
Maximum contingent deferral sales charge (CDSC)	Upon surrender of policy within the period stated Upon decrease in Sum Insured	15% of premiums paid (or Modified Premiums due) for surrenders in policy years 1-6(1) Pro rata portion of applicable CDSC
Maximum premium recalculation charge	Upon premium recalculation(2)	3% of amount of account value applied to reduce Basic Premium
Maximum Extra Death Benefit Option charge	Upon exercise of the Extra Death Benefit Option	3% of amount of Excess Value applied
Maximum Basic Premium Reduction Value Option charge	Upon exercise of the Basic Premium Reduction Value Option	3% of amount of Excess Value applied
Extra mortality risk charge(3)	Upon payment of Required Premium	Up to $76.98 per $1,000 of current Sum Insured
Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of 2% of withdrawal amount or $25

(1)  The CDSC percentage decreases in later policy years as follows: for policy year 7, it is 14.17%; for policy year 8, it is 10.86%; for policy year 9, it is 7.13%; for policy year 10, it is 4.22%; for policy year 11, it is 1.90%; and for policy years 12 and later, it is 0%.
(2)  This charge applies only if the new Basic Premium after recalculation is less than the Basic Premium on the Level Schedule for the insured person’s age at issue of the policy. This charge is mandatory in that premium recalculation will automatically occur if not requested prior to the later of (i) the policy anniversay nearest the insured person’s 69th birthday, or (ii) the ninth policy anniversary.
(3)  This charge is determined in accordance with our underwriting rules and is assessed if the insured person does not qualify for either the preferred or standard underwriting class. Underwriting classifications are based upon a number of factors, the most important of which is medical history.
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The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the M&E charge, the policy loan interest rate and a portion of the rider charges, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.
Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Insurance charge:(1)
Minimum charge	Monthly	$0.06 per $1,000 of AAR	$0.06 per $1,000 of AAR
Maximum charge	Monthly	$165.34 per $1,000 of AAR	$165.34 per $1,000 of AAR
Charge for representative insured person	Monthly	$0.18 per $1,000 of AAR	$0.18 per $1,000 of AAR
Issue charge	Monthly	$5 plus 1¢ per $1,000 of Sum Insured at issue	$5 plus 1¢ per $1,000 of Sum Insured at issue
Maximum maintenance charge	Monthly	$4 plus 2¢ per $1,000 of current Sum Insured	$4 plus 2¢ per $1,000 of current Sum Insured
Guaranteed death benefit charge	Monthly	3¢ per $1,000 of current Sum Insured	1¢ per $1,000 of current Sum Insured
M&E charge(2)	Daily from separate account assets	.002% of assets	.002% of assets
Maximum policy loan interest rate(3)	Accrues daily Payable annually	6.00%	6.00%

(1)  The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The “minimum” rate shown in the table is the rate in the first policy year for a $1,000,000 policy issued to cover a 10 year old female preferred non-tobacco underwriting risk. The “maximum” rate shown in the table is for a $100,000 policy issued to cover a 99 year old male standard tobacco underwriting risk. The “representative insured person” referred to in the table is a 35 year old male standard non-tobacco underwriting risk with a $100,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock USA representative.
(2)  This charge only applies to separate account assets (i.e, those assets invested in the variable investment options). The charge does not apply to the fixed investment option. The effective annual rate equivalents of the actual unrounded daily rates charged are .60% on a guaranteed basis and .60% on a current basis.
(3)  6.00% is the effective annual interest rate charged in states where the fixed loan interest rate is applicable. In all other states, the loan interest rate is variable and will not be less than 5.00%. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate that is 1% less than the loan interest rate in policy years 1-20 and 0.5% less than the loan interest rate thereafter. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.
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Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Insured or Spouse YRT Rider:(1)
Minimum Charge	Monthly	$0.08 per $1,000 of YRT death benefit
Maximum Charge	Monthly	$83.33 per $1,000 of YRT death benefit
Charge for representative person	Monthly	$0.20 per $1,000 of YRT death benefit
Children’s Insurance Benefit Rider	Monthly	$0.50 per $1,000 Rider Sum Insured
Accidental Death Benefit Rider:(2)
Maximum Charge	Monthly	$0.75 per $1,000 of accidental death benefit
Maximum Charge	Monthly	$1.71 per $1,000 of accidental death benefit
Charge for representative insured person	Monthly	$0.78 per $1,000 of accidental death benefit
Disability Payment of Premium Rider:(3)
Minimum Charge	Monthly	$0.02 per $1,000 of current Sum Insured
Maximum Charge	Monthly	$0.48 per $1,000 of current Sum Insured
Charge for representative insured person	Monthly	$0.05 per $1,000 of current Sum Insured
Applicant Payment of Premium Rider:(4)
Minimum Charge	Monthly	0.003 times Required Premium for base policy and all other riders
Maximum Charge	Monthly	0.04 times Required Premium for base policy and all other riders
Charge for representative insured person	Monthly	0.004 times Required Premium for base policy and all other riders
10 Year Level Term Rider:(5)
Minimum Charge	Monthly	$0.23 per $1,000 of term death benefit
Maximum Charge	Monthly	$2.46 per $1,000 of term death benefit
Charge for representative insured person	Monthly	$0.37 per $1,000 of term death benefit

(1)   “YRT” stands for “Yearly Renewable Term.” The charge for this rider is determined by multiplying the amount of insurance under the rider by the applicable cost of insurance rate for the rider. The rates vary widely depending upon the amount of YRT coverage and the insurance risk characteristics and gender of the person insured under the rider. The “minimum” rate shown in the table is the rate for a rider with $1,000,000 of coverage insuring a 0 year old female preferred underwriting risk. The “maximum” rate shown in the table is the rate for a rider with $100,000 of coverage insuring a 99 year old male standard tobacco underwriting risk. The “representative insured person” referred to in the table is a 35 year old male standard non-tobacco underwriting risk with $100,000 of rider coverage. If the Disability Payment of Premium Rider is also elected, the charge for this rider will be increased by 54%. If the person covered under this rider is rated substandard, there will be an extra charge for this rider of up to $116.04 per $1,000 of YRT death benefit.
(2)  The charge for this rider is determined by multiplying the amount of insurance for which we are at risk by the applicable rate. The rates vary by the issue age and the insurance risk characteristics of the insured person. The “minimum” rate shown in the table is for a 20 year old male tobacco underwriting risk. The “maximum” rate shown in that table is for an 85 year old female preferred non- tobacco underwriting risk. The “representative insured person” referred to in the table is a 35 year old male standard non-tobacco underwriting risk.
(3)  The charge for this rider is detrmined by multiplying the current Sum Insured under the policy by the applicable rate. The rates vary widely depending upon the age and rider underwriting rating of the insured person. The “minimum” rate shown in the table is for a 0-3 year old insured person with a standard rider rating. The “maximum” rate shown in the table is for a 57-58 year old insured person with the maximum substandard rider rating. The “representative insured person” referred to in the table is a 35 year old with a standard rider rating.
(4)  The charge for this rider is determined by multiplying the total Required Premium for the base policy and the charges for all other riders by the applicable rate. The rates vary widely depending upon the age of the applicant and the age of the insured person. The “minimum” rate shown in the table is for an 18 year old applicant and a 0 year old insured person. The “maximum” rate shown in the table is for a 50 year old applicant and a 14 year old insured person. The “representative applicant and insured person” referred to in the table are 35 and 0 years old, respectively.
(5)  The charge for this rider is determined by multiplying the term death benefit under the rider by the applicable rate. The rates vary widely depending upon the age and gender of the person insured under the rider. The “minimum” rate shown in the table is for a 20 year old female. The “maximum” rate shown in the table is for a 64 year old male. The “representative insured person” referred to in the table is a 35 year old male.
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The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.49%	1.09%

1Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum expense shown does not reflect this reimbursement. If such reimbursement or waiver was reflected, the minimum expense would be 0.25%.
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DETAILED INFORMATION
This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.
Table of Investment Options and Investment Subadvisers
When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.
The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.
The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.
The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.
The portfolios available under the policies, the investment subadvisers and the investment objective for each portfolio are described in the table below. For additional information regarding these portfolios' investment objectives, policies and restrictions of and the risks relating to investment in the portfolios, please refer to the prospectus for the underlying portfolio.
Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
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Portfolio	Portfolio Manager	Investment Objective
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Lifestyle Balanced MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Moderate MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays U.S. Aggregate Bond Index.*
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*The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.
If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).
Valuation
We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.
On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund's net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).
Voting interest
We will vote shares of the portfolios held in the Separate Account at the shareholder meetings according to voting instructions timely received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to the instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in Separate Accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.
We determine the number of a series fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's investment account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the series fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.
The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Separate Account to another separate account or subaccount, (2) to deregister the Separate Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.
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Description of John Hancock USA
Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account UV, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account UV (the “Separate Account”).
Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.
We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States, except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.
We are ranked and rated by independent financial rating services, which may include Moody's, Standard & Poor's, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.
Description of Separate Account UV
The variable investment options shown on page 1 are in fact subaccounts of the Separate Account and initially established by JHLICO under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law (see “Description of John Hancock USA”).
The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of John Hancock USA’s other assets. John Hancock USA is obligated to pay all amounts promised to policy holders under the policy.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
The fixed investment option
Our obligations under the policy’s fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.
Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company
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under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option are, however, subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.
Premiums
Premium payments
We call the investments you make in the policy “premiums” or “premium payments.” Premiums are scheduled and payable during the lifetime of the insured person in accordance with our established rules and rates. Premiums are payable at our Servicing Office on or before the due date specified in the policy.
After the payment of the Minimum First Premium (see “Minimum Premium Requirements” below) there are three scheduled due dates in the first policy year. Due dates are the last business day in the third, sixth and ninth policy months. In the second policy year, the scheduled due dates are the last business day in the sixth and twelfth policy months. In the third and all later policy years, the scheduled due date is the last business day of the policy year.
You may pay more than the Required Premium during a policy year and may ask to be billed for an amount greater than any Required Premium. You may also pay amounts in addition to any billed amount. However, each premium payment must be at least $25. We reserve the right to limit premium payments above the amount of the cumulative Required Premiums due on the policy.
The ability to pay more than the Required Premium provides you with considerable payment flexibility in meeting the premium requirements of the policy. Consider a policy with a $1,000 Required Premium and where you pay $1,250 in each of the first eight policy years. If none of the additional premium of $2,000 is applied under a Value Option (see “Value Options”), the policy will remain in force for at least ten years without any further premium payments. During each of these ten years, the premium received ($1,250 a year for eight years) at least equals the aggregate Required Premiums ($1,000 a year for 10 years) on the scheduled due dates. In other words, the payment of more than the Required Premium in a year can be relied upon to satisfy the Required Premium requirements in later years. If, however, you were to apply $500 of the additional premium to a Value Option, then only $1,500 would remain to meet Required Premiums. The policy would remain in force for at least 9 years but a payment of $500 may be necessary by the end of the tenth policy year to keep the policy in force.
Maximum premium payments
Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We‘ll monitor your premium payments and let you know if you’re about to exceed this limit. (See “Tax Considerations”).
Also, we may refuse to accept any amount of an additional premium if that amount of premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance. In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.
Ways to pay premiums
If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life .” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.
We will also accept premiums:
•	by wire or by exchange from another insurance company,
•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
•	if we agree to it, through a salary deduction plan with your employer.
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You can obtain information on these other methods of premium payment by contacting your John Hancock USA representative or by contacting our Service Office.
Minimum premium requirements
An amount of Required Premium (see “Required Premiums” below) is determined at the start of each policy year. Generally, the full amount of Required Premium must be paid by the last scheduled due date of the policy year. In the first and second policy years, however, there are additional requirements.
In the first policy year, a Minimum First Premium must be received by us at our Servicing Office in order for the policy to be in full force and effect. The Minimum First Premium is equal to the greater of $150 or one-fourth of the Required Premium. Also in the first policy year, one-half of the Required Premium must be received on or before the last business day in the third policy month and three-quarters of the Required Premium must be received on or before the last business day in the sixth policy month.
In the second policy year, one-half of the Required Premium for the second policy year must be received on or before the last business day in the sixth policy month.
Premium requirements are met by premium payments on a cumulative basis. For example, the premium requirement on all scheduled due dates of the first policy year would be met if the full Required Premium for the first policy year were paid at issue of the policy.
Generally, we count all premiums received when we determine whether the premium requirement is met on a scheduled due date. This cumulative amount of premiums received is reduced for this purpose by amounts withdrawn from the premium component of Excess Value and amounts applied from the premium component to any Value Option other than the Accumulate Option. The premium requirement will also be deemed satisfied on the last business day of the second or any later policy year if any Excess Value is available on the scheduled due date. See “Value Options.”
Failure to satisfy a premium requirement on a scheduled due date may cause the policy to terminate. See “Lapse” and “Options on lapse” below.
Choice of premium schedule
At the time of application, you can select either a Level Schedule or a Modified Schedule as the basis for the Basic Premium on the policy. The Modified Schedule alternative is not available if the insured person is over age 70 on the issue date of the policy. If the Level Schedule is chosen, the Basic Premium will never increase during the lifetime of the insured person. With the Level Schedule, the Basic Premium is completely insulated from any adverse investment performance. If the Modified Schedule is chosen, the Basic Premium is initially lower than under the Level Schedule. However, a premium recalculation (described below) must occur no later than the policy anniversary nearest the insured person’s 72nd birthday. At the time of the premium recalculation, we determine a new Basic Premium which is payable through the remaining lifetime of the insured person.
A comparison of the Basic Premiums at issue under the Level and Modified Schedules for a Sum Insured at issue of $100,000 for a male is shown below:
Issue Age	Level	Modified
25	$1,113.00	$ 708.00
40	$1,954.00	$1,305.00
55	$3,869.00	$2,585.00
Required premiums
The Required Premium determined at the start of each policy year equals an amount for the Basic Death Benefit (“Basic Premium”) or $300 if the annual Basic Premium is less than $300, plus any additional premium for extra mortality risk or additional insurance benefits that have been purchased. The Basic Premium is a level amount that does not change if the Level Schedule is selected. If the Modified Schedule is selected, the Basic Premium does not change until the premium recalculation occurs. See “Premium recalculation.”
If the account value on the business day immediately preceding the policy anniversary, when multiplied by the Death Benefit Factor on that policy anniversary, is equal to or greater than the Guaranteed Death Benefit, then no Required Premium is applicable to the following policy year. This means that even if no premium is paid during the policy year, the
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premium requirement will be met on the scheduled due date at the end of the policy year. If applicable, we will mail a written notice to you within 10 days after any policy anniversary stating that no premium payment is required in that policy year.
Lapse
Any amount of premium required to keep the policy in force is in default if not paid on or before its scheduled due date, but the policy provides a 61-day grace period for the payment of each such amount. (This grace period does not apply to the receipt of the Minimum First Premium.) The policy continues in full force during the grace period. If the insured person dies during the grace period, we will deduct the amount in default from the death benefit. During the grace period, you cannot make transfers among investment options or make a partial withdrawal or policy loan.
If your policy enters a grace period, we will notify you of how much you will need to pay to keep the policy in force. If you don’t pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse).
Options on lapse
If a policy lapses, we apply the surrender value on the date of lapse to one of three options for continued insurance that does not require further payment of premium: Variable Paid-Up Insurance, Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured person, commencing on the date of lapse.
Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance, determined in accordance with the policy, which the surrender value will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease, subject to any guarantee, in response to the investment experience of the variable investment options. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the policy, with the insurance coverage continuing for as long a period as the available policy surrender value will purchase.
The Variable Paid-Up Insurance option is not available unless its initial amount is at least $5,000. If you have elected no option before the end of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured person is a substandard risk. In either of the latter cases, Fixed Paid-Up Insurance is provided.
You may surrender a policy that is being continued under any of these options for the option’s surrender value while the insured person is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options.
Reinstatement
You can still reactivate (i.e., “reinstate”) a lapsed policy within 3 years from the beginning of the grace period, unless the surrender value has been paid out or otherwise exhausted or the period of any Fixed Extended Term Insurance has expired. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy.
Premium recalculation
You may elect the premium recalculation applicable to any policy on a Modified Schedule at any time after the second policy anniversary up to the policy anniversary nearest the insured person’s 72nd birthday. If elected, the premium recalculation will be effected on the policy anniversary next following receipt at our Life Servicing Office of satisfactory written notice. If not elected sooner, we will effect the premium recalculation on the policy anniversary nearest the insured person’s 72nd birthday.
The new Basic Premium resulting from a premium recalculation may be less than, equal to or greater than the original Basic Premium but it will never exceed the maximum Basic Premium shown in the policy. The new Basic Premium depends on the insured person’s sex and age, the Guaranteed Death Benefit under the policy and the account value on the business day immediately preceding the date of the premium recalculation.
A charge will be made if the new Basic Premium is below the Basic Premium on the Level Schedule for the insured person’s age at issue of the policy. The charge (currently 1½%) will not exceed 3% of the amount of account value applied by us to reduce the new Basic Premium to an amount below the Basic Premium which would have been payable on the Level Schedule for the insured person’s age at issue. See “Guaranteed death benefit charge.”
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Processing premium payments
We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:
(1) We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.
(2) If you pay a sufficient premium to take your policy out of a grace period, the portion of such premium that equals the overdue Required Premium will be processed as of that Required Premium’s due date.
(3) If the first Required Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the first Required Premium is received.
(4) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.
(5) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:
•	The tax problem resolves itself prior to the date the refund is to be made; or
•	The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.
In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.
(6) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.
Excess Value
Components of excess value
As of the last business day in each policy year, we compare the account value of the policy against the “Benchmark Value” (described below) to determine if any “Excess Value” exists under the policy. Excess Value is any amount of account value greater than the Benchmark Value. If you wish to know the amount of Excess Value at any time, just contact our Servicing Office.
Benchmark Value can be thought of as what the guaranteed cash value would be under an otherwise comparable non-variable whole life policy. It is the amount we deem necessary to support your policy’s benefits at any time based on accepted actuarial methods and assumptions.
The Benchmark Value depends upon the policy’s Guaranteed Death Benefit, the Required Premium, any outstanding loan, the sex and attained age of the insured person, and any contingent deferred sales charge. The formula describing precisely how Benchmark Value is calculated on each policy anniversary is set forth in the policy. In general, the Benchmark Value increases as more guarantees are provided in the policy, either in the form of higher Guaranteed Death Benefits or lower premiums. If there is a loan outstanding, the Benchmark Value will not be less than 110% of the outstanding loan amount. The Benchmark Value generally increases over the life of the policy, as the attained age of the insured person increases.
Excess Value may arise from two sources. The “premium component” is that portion of Excess Value up to the amount by which the cumulative premiums paid (excluding amounts from this component previously withdrawn) exceed the cumulative amount of Required Premiums due to date. The “experience component” is that portion of Excess Value above the premium component and arises out of favorable investment experience or lower than maximum insurance and expense charges.
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Value options
If Excess Value is available on a policy anniversary, any premium component and experience component will be applied under Value Options you elect. Either component may be applied to any available Value Option except that the premium component must be applied to the Accumulate Option until the second policy anniversary. The amounts to be applied will be determined in accordance with your election and in accordance with our then current rules. A change in an election will be effective as of the policy anniversary next following its date of receipt in writing at our Life Servicing Office or, if subject to underwriting rules, its date of approval. Any change in election does not affect amounts previously applied under any Value Option.
The policy includes three Value Options:
The Accumulate Option leaves any Excess Value in the account value and does not affect the guarantees under the policy. The Accumulate Option is available on both premium schedules and no limit is placed on the amount that may be applied from either the premium component or the experience component.
The Extra Death Benefit Option increases the amount of Guaranteed Death Benefit. The Extra Death Benefit Option is available on both premium schedules. No limit is placed on the amount that may be applied from the experience component. The amount that may be applied from the premium component is limited to an amount that depends upon the Sum Insured at issue and the insured person’s age at issue of the policy. Amounts applied from the premium component reduce the cumulative amount of premiums received under the policy for purposes of determining whether the policy will continue to remain in force. A guaranteed death benefit charge (see “Deductions from account value”) is made against the account value to cover the risk assumed by us in providing the increased Guaranteed Death Benefit. The Extra Death Benefit Value Option may not be available if the insured person is an extra mortality risk.
The increase in Guaranteed Death Benefit equals the amount applied less the guaranteed death benefit charge times the Death Benefit Factor shown in the policy. An increase in the Guaranteed Death Benefit may increase the amount at risk under the policy which would increase the amount of the insurance charge. See “Deductions from account value”. You may decrease the amount of any Extra Death Benefit on the policy. Depending upon the amount of account value under a policy, a decrease may result in an amount of Excess Value which you may take as a partial withdrawal. See “Partial withdrawals of Excess Value”. Any decrease is effective at the end of the business day in which we receive written notice of the request.
The Basic Premium Reduction Option permanently decreases the amount of the Basic Premium that would otherwise have to be paid in a policy year to avoid a lapse at the end of the year. The Basic Premium Reduction Option is available only on the Level Schedule. No limit is currently placed on the amount that may be applied from either component except that the Basic Premium may not be reduced below zero. Amounts applied from the premium component reduce the cumulative amounts of premiums received under the policy for purposes of determining whether the policy will continue to remain in force. A guaranteed death benefit charge is made against the account value to cover the risk assumed by us that the Guaranteed Death Benefit will remain in effect notwithstanding the lower future premiums. The reduction in Basic Premium equals the amount applied, less the guaranteed death benefit charge, divided by the Premium Credit Factor shown in the policy. The Premium Credit Factor depends upon the sex and the then attained age of the insured person. The Premium Credit Factor decreases from year to year as the attained age of the insured person increases. For example, the Premium Credit Factor for a female age 60 is 13.6798, and for a female age 61 is 13.3382.
The death benefit
The death benefit payable upon the death of the insured person is the greater of the Guaranteed Death Benefit, including any Extra Death Benefit, or the Current Death Benefit.
Guaranteed Death Benefit. The Guaranteed Death Benefit at any time is the sum of the Basic Death Benefit and any Extra Death Benefit. The Basic Death Benefit at issue of the policy is the same as the Sum Insured at issue shown in the policy. Thereafter the Basic Death Benefit may be reduced by a partial surrender on your request. We guarantee that, regardless of the investment experience of the investment options, the death benefit will never be less than the Guaranteed Death Benefit.
Extra Death Benefit.An Extra Death Benefit may be available from time to time on policy anniversaries. If you exercise an Extra Death Benefit Value Option on a policy anniversary, the amount of Extra Death Benefit produced under the Option becomes a Guaranteed Death Benefit. The amount of any Extra Death Benefit depends upon the account value, Benchmark
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Value and the sex and age of the insured person on the policy anniversary as of which the Option is exercised. See “Value Options”. The insured person’s age on a policy anniversary is the age of the insured person on his or her birthday nearest that date.
Current Death Benefit. The Current Death Benefit on any date is the account value on that date times the Death Benefit Factor shown in the policy. The Death Benefit Factor depends upon the sex and the then attained age of the insured person. The Death Benefit Factor decreases from year to year as the attained age of the insured person increases. For example, the Death Benefit Factor for a male age 75 is 1.3546, and for a male age 76 is 1.3325. A complete list of Death Benefit Factors is set forth in the policy. The Current Death Benefit is variable — that is it increases as the account value increases and decreases as the account value decreases.
Limitations on payment of death benefit
If the insured person commits suicide within two years from the Issue Date of the policy, the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals.
Also, if an application misstated the age or sex of either of the insured persons, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charges or as otherwise provided by your policy.
Change of Sum Insured
You may request a decrease in your Sum Insured at any time, subject to our administrative rules in effect at the time. If approved, any such decrease will be effective on the monthly processing date next following our receipt of the request. A pro-rata portion of any contingent deferred sales charge will be deducted from your account value as a result of any such decrease.
Under our current administrative rules, you cannot request an increase in your Sum Insured.
Partial surrenders
You may partially surrender your policy upon submission of a written request satisfactory to us in accordance with our rules. Currently, the policy after partial surrender must have a Sum Insured at least as large as the minimum amount for which we would issue a policy on the life of the insured person. The Guaranteed Death Benefit for the policy will be adjusted to prospectively reflect the new Sum Insured. A pro-rata portion of the account value will be paid to you and a pro-rata portion of any contingent deferred sales charge will be deducted. Possible alternatives to the partial surrender of the policy would be withdrawal of some or all of your Excess Value or taking a policy loan.
Effective date of certain policy transactions
The following transactions take effect on the policy anniversary on or next following the date we approve your request:
•	Face amount increases, when and if permitted by our administrative rules
•	Change of death benefit option
Face amount decreases take effect on the monthly deduction date on or next following the date we approve the request for decrease.
Tax consequences of coverage changes
Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.
Your beneficiary
You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.
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Ways in which we pay out policy proceeds
You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:
•	Option 1 - Proceeds left with us to accumulate with interest
•	Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out
•	Option 2B - Equal monthly payments for a specified period of time
•	Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years
•	Option 4 - Equal monthly payments for life with no refund
•	Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven’t been paid out
You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds may be paid as a single sum.
Changing a payment option
You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.
Tax impact of payment option chosen
There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.
The account value
From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).
Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we'll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we'll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.
The amount you’ve invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in a fixed investment option will not be subject to the mortality and expense risk charge or the guaranteed death benefit charge. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options.
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Commencement of investment performance
All premium payments will be allocated among the investment options on the date as of which they are processed (as discussed under “Processing Premium Payments”).
Allocation of future premium payments
At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.
Transfers of existing account value
You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.
The policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options, as described in the “Market timing and disruptive trading risks” section of this prospectus. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. We also reserve the right to impose a charge for any transfer beyond an annual limit (which will not be less than 4). Under our current rules, we impose no charge on transfers but we do impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.
Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions. If we change any of the above rules relating to transfers, we will notify you of the change.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies tp match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.
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While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.
Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
Transfers out of a fixed investment option are currently subject to the following restrictions:
•	You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.
•	We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.
•	The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.
We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.
Limitation on number of investment options
Whether through the allocation of premium or through the transfer of existing account value, you can never be invested in more than ten investment options at any one time.
Surrender and partial withdrawals
Full surrender
You may surrender your policy in full at any time. If you do, we will pay you the account value, less any unpaid charges and policy debt and less any CDSC that then applies. This is called your “surrender value.” You must return your policy when you request a full surrender.
Partial withdrawals of excess value
Under our current administrative rules, you may make a partial withdrawal of your policy’s Excess Value, if any, once in each policy year after the first policy year (see “Components of Excess Value”). Each partial withdrawal must be at least $500. There is a charge for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. Unless the Current Death Benefit exceeds the Guaranteed Death Benefit, a partial withdrawal will not affect the death benefit payable.
Amounts withdrawn from the premium component of Excess Value reduce the cumulative amount of premiums received for purposes of determining whether the premium requirements of the policy have been met. On a Modified Schedule, because the account value is reduced by a partial withdrawal, the premium that results from the premium recalculation will be higher because of the partial withdrawal.
Policy loans
You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The minimum amount of each loan is $300, unless the loan is used to pay premiums. The maximum amount you can borrow is equal to 100% of that portion of your surrender value that is attributable to the fixed investment option plus one of the following:
•	In policy years 2 and 3 — 75% of that portion of your surrender value that is attributable to the variable investment options
•	In all later policy years — 90% of that portion of your surrender value that is attributable to the variable investment options
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Interest charged on any loan will accrue daily at an annual rate determined by John Hancock at the start of each policy year. This interest rate will not exceed the greater of (1) the “Published Monthly Average” (defined below) for the calendar month ending 2 months before the calendar month of the policy anniversary or (2) 5%. In jurisdictions where a fixed loan rate is applicable, we will charge interest at an effective annual rate of 6%. The “Published Monthly Average” means Moody‘s Corporate Bond Yield Average—Monthly Average Corporates, as published by Moody’s Investors Service, Inc., or if the average is no longer published, a substantially similar average established by the insurance regulator where the policy is issued. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount.
The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at a rate that is 1% less than the loan interest rate for the first 20 Policy years and .5% less than the loan interest rate thereafter. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details.
You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:
•	The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.
•	The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.
If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. Policy loans may result in adverse tax consequences under certain circumstances (see “Tax considerations”).
Description of charges at the policy level
Deductions from premium payments
•	Premium processing charge - A charge to cover premium collection and processing costs. The charge is currently $2 and will never exceed that amount.
•	Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.5% of each premium.
•	Premium sales charge - A charge to help defray our sales costs. The charge is 5.0% of the premiums you pay each policy year (after deduction of the premium processing charge). We currently waive all but 0.5% of this charge for policies with a Sum Insured of $250,000 or higher, but continuation of that waiver is not guaranteed.
Deductions from account value
•	Issue charge - A charge to help defray our administrative costs. This charge has two parts: (1) a flat dollar charge of $240, and (2) a charge of 48¢ per $1,000 of Sum Insured at issue. The charge is deducted in 48 equal monthly installments. If the policy lapses or is surrendered before the full amount of the charge has been deducted, the remainder will be deducted from the surrender value.
•	Maintenance charge - A monthly charge to help defray our administrative costs. This charge is also in two parts: (1) a flat dollar charge of up to $4, and (2) a charge of 2¢ per $1,000 of the current Sum Insured. This charge currently cannot exceed $6.75 per month, but this limit is not guaranteed and may be withdrawn or modified at any time.
•	Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than rates based on the 1980 Commissioners’ Standard Ordinary Mortality Tables. The table of rates we use will depend on the insurance risk characteristics and
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gender of the insured person, the current Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person‘s attained age increases. (The insured person’s “attained age” on any date is his or her age on the birthday nearest that date.) We will charge lower current insurance rates under a policy with a current Sum Insured of $250,000 or more if the insured person is over age 32 and in the standard underwriting class or is over age 34 and in the preferred underwriting class.
•	Guaranteed death benefit charge - A monthly charge for our guarantee that the death benefit will never be less than the Sum Insured. This charge is currently 1¢ per $1,000 of the Sum Insured at the time the charge is deducted. We guarantee that this charge will never exceed 3¢ per $1,000 of the Sum Insured at the time the charge is deducted. When an Extra Death Benefit Value Option is exercised, we guarantee a higher Guaranteed Death Benefit. When a Basic Premium Reduction Value Option is exercised, we provide the same Guaranteed Death Benefit with less premiums. In either event, we make a one-time deduction from the amount applied as compensation for making the additional guarantee. The current charge is 1.5% of the amount applied. We may increase this charge, but it will never exceed 3% of the amount applied.
•	Extra death benefit option charge - Upon exercise of the Extra Death Benefit Option, we will impose a one time charge equal to 3% of the amount of Excess Value applied under this option (see “Excess Value” and “Value Options”).
•	Basic Premium reduction value option charge - Upon exercise of the Basic Premium Reduction Value Option, we will impose a one time charge equal to 3% of the amount of Excess Value applied under this option (see “Excess Value” and “Value Options”).
•	Extra mortality risk charge - An insured person who does not qualify for either the preferred or standard underwriting class must pay an additional Required Premium because of the extra mortality risk. We collect this additional premium in two ways: up to 7.5% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from your policy’s account value in equal installments. An insured who is charged an additional Required Premium because of the extra mortality risk may not be eligible to exercise the Extra Death Benefit Value Option.
•	M & E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .60%.
•	Optional insurance benefits charges - Monthly charges for any optional insurance benefits added to the policy by means of a rider.
•	Premium recalculation charge - When a premium recalculation is effected on policy on a Modified Schedule, and the new Basic Premium is less than the Basic Premium on the Level Schedule for the insured person’s age at issue of the policy, a one-time deduction is made from the amount applied as compensation for the additional guarantee. The current charge is 1.5% of the amount applied to reduce the new Basic Premium to an amount below the Basic Premium on the Level Schedule for the insured person’s age at issue. We may increase this charge, but it will never exceed 3% of the amount applied.
•	Contingent deferred sales charge (“CDSC”) - A charge we deduct if the policy lapses or is surrendered within the first fourteen policy years. A pro-rata portion of the charge is deducted in the event of a decrease in the Sum Insured. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The CDSC is a percentage of the lesser of (a) the total amount of premiums you have actually paid before the date of surrender or lapse and (b) the sum of the Modified Premiums or portions thereof due (whether or not actually paid) on or before the date of surrender or lapse.
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Policy Year(s)	Percentage of Target Premiums
Policy years 1-6	15.00%
Policy year 7	14.17%
Policy year 8	10.86%
Policy year 9	7.13%
Policy year 10	4.22%
Policy year 11	1.90%
Policy year 12 and later	0%

* A slightly lower percentage than that shown applies for the last business day of policy years 6 through 11.
The amount of the CDSC is calculated on the basis of the premium under the Modified Schedule for the attained age of the insured person at the time the policy is issued, regardless of whether the policy uses the Level Schedule or the Modified Schedule. At issue ages higher than 57, the maximum CDSC percentage is reached at an earlier policy year and may be reduced to zero over a shorter number of years.
•	Partial withdrawal charge - A charge for each partial withdrawal of Excess Value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $25 or 2% of the amount withdrawn.
Loan interest rate
The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.
Transfer fee
We currently do not impose a fee upon transfers of policy value among the investment options, but reserve the right to do so in the policy (see “Transfers of existing account value”).
Additional information about how certain policy charges work
Sales expenses and related charges
The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies (see “Description of Charges at the Policy Level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.
Effect of premium payment pattern
You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying more than one Required Premium in any policy year could reduce your total sales charges. Accelerating the payment of Required Premiums to earlier policy years could result in a larger CDSC and/or cause aggregate premiums paid to exceed the policy’s 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions (see “Tax considerations”). On the other hand, to pay less than the amount of Required Premiums by their due dates runs the risk that the policy will lapse, resulting in loss of coverage and additional charges.
Method of deduction
We deduct the monthly charges described in the Fee Tables section and any CDSC from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct the full issue charge because of insufficient account value, the uncollected charge will accumulate and be deducted when and if sufficient account value becomes available.
The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.
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Reduced charges for eligible classes
The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.
Other charges we could impose in the future
Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.
We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.
Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.
Description of charges at the fund level
The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the prospectus for the underlying portfolio) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.
Other policy benefits, rights and limitations
Optional benefit riders you can add
When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy’s account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the following list of optional benefit riders:
•	Insured or Spouse YRT Rider - This rider provides a level or decreasing amount of term insurance on the life of the insured person or the insured person’s spouse. The benefit is payable if the person insured under the rider dies during the term period. In applying for this rider, you must choose the term period and whether the coverage amount is level or decreasing.
•	Children’s Insurance Benefit Rider - This rider covers children of the insured person at the time of application and children born or adopted after the rider is purchased. For coverage to begin on any child, he or she must be more than 14 days old and less than 15 years old. Coverage will continue until the earliest of (i) termination of the rider upon request, (ii) lapse of the policy, (iii) the insured person‘s 65th birthday, (iv) election to convert to permanent coverage on the child’s 18th birthday, or (v) the child‘s 22nd birthday. Since we don’t know which children are covered at any point in time, it is up to you to terminate the rider if it no longer suits your needs.
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•	Accidental Death Benefit Rider - This rider provides for an additional insurance benefit if the insured person‘s death is due to accidental causes between the policy anniversaries nearest the insured person’s 5th and 70th birthdays.
•	Disability Payment of Premium Rider - This rider provides its benefit during the total disability (as defined in the rider) of the insured person. The benefit continues until the earlier of (i) the policy anniversary nearest the insured person’s 65th birthday or (ii) the cessation of total disability. The monthly benefit is equal to one-twelfth of the policy’s annual Required Premium. However, if no Required Premim is applicable for a given year (because the test described under “Minimum premium payments” has been satisfied), then no benefit will be payable under this rider during that year.
•	Applicant Payment of Premium Rider - This rider provides its benefit upon the death of the applicant for the policy or during the total disability (as defined in the rider) of the applicant. The benefit continues until the earlier of (i) the policy anniversary nearest the insured person’s 22nd birthday or (ii) the cessation of total disability. The monthly benefit is equal to one-twelfth of the policy’s annual Required Premium. However, if no Required Premium is applicable for a given year (because the test described under “Premiums” has been satisfied), then no benefit will be payable under this rider during that year.
•	10 Year Level Term Rider - This rider provides a level amount of term insurance coverage if the person insured under the rider dies during the 10 year term period. You choose the coverage amount when applying for this rider.
Variations in policy terms
Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.
We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.
Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.
Procedures for issuance of a policy
Generally, the policy is available with a minimum Sum Insured at issue of $25,000 for insured persons with an attained age of less than 25 at the time of policy issue, and $50,000 for insured persons with attained ages of 25 through 75 at the time of policy issue. At the time of issue, the insured person must have an attained age of 75 or less. All insured persons must meet certain health and other insurance risk criteria called “underwriting standards.”
Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.
Commencement of insurance coverage
After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).
The policy will take effect only if all of the following conditions are satisfied:
•	The policy is delivered to and received by the applicant.
•	At least the first Required Premium is received by us.
•	Each insured person is living and still meets our criteria for issuing insurance.
If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.
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Backdating
In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.
The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve the insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.
Temporary coverage prior to policy delivery
If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.
Monthly deduction dates
Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.
Changes that we can make as to your policy
We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.
In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.
•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
•	Combining or removing investment options
•	Changes in the form of organization of any separate account
Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.
The owner of the policy
Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.While the insured person is alive, you will have a number of options under the policy. These options include those listed below.
•	Determine when and how much you invest in the various investment options
•	Borrow amounts you have in the investment options
•	Withdraw any amount we consider to be “Excess Value” in your policy
•	Change the beneficiary who will receive the death benefit
•	Turn in (i.e., “surrender”) the policy for the full amount of its surrender value
•	Reduce the amount of insurance by surrendering part of the policy
•	Choose the form in which we will pay out the death benefit or other proceeds
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It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.
Policy cancellation right
You have the right to cancel your policy within the latest of the following periods:
•	10 days after you receive it (this period may be longer in some states);
•	10 days after mailing by John Hancock USA of the Notice of Withdrawal Right; or
•	45 days after the date Part A of the application has been completed.
This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the John Hancock USA representative who delivered the policy to you.
In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock USA prior to that date. The date of cancellation will be the date of such mailing or delivery.
Reports that you will receive
At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the Guaranteed Death Benefit, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of transfers among investment options, policy loans, partial withdrawals and certain other policy transactions. Premium payments not in response to a billing notice are “unscheduled” and will be separately confirmed. Therefore, if you make a premium payment that differs by more than $25 from that billed, you will receive a separate confirmation of that premium payment.
Semi-annually we will send you a report containing the financial statements of the Series Fund, including a list of securities held in each fund.
Assigning your policy
You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.
When we pay policy proceeds
General
We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.
Delay to challenge coverage
We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.
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Delay for check clearance
We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.
Delay of separate account proceeds
We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.
Delay of general account surrender proceeds
State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.
How do you communicate with us?
General rules
You should mail or express all checks and money orders for premium payments and loan repayments to our Service Office at the appropriate address shown on the back cover.
Under our current rules, certain requests must be made in writing and be signed and dated by you, except as discussed below under “Telephone Transactions.” These requests include those listed below.
•	loans
•	surrenders (including partial surrenders) or partial withdrawals
•	change of Value Option
•	change of beneficiary
•	election of payment option for policy proceeds
•	tax withholding elections
•	election of telephone transaction privilege
The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and Facsimile Transactions” below).
•	transfers of account value among investment options
•	change of allocation among investment options for new premium payments
You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person‘s death and related documentation to our Service Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.
We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.
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Telephone and facsimile transactions
If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-572-1571. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.
If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.
As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers amoung investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.
Distribution of policies
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.
JH Distributors' principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.
Compensation
The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.
Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.
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Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the SAI, which is available upon request.
Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.
The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 117.5% of the premium paid in the first policy year, 13% of such premium paid in the second through fourth policy years, and 3% of such premium paid in each policy year thereafter. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).
Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs
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(the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.)
Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
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Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
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The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½;
•	is attributable to the policy owner becoming disabled; or
•	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life
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insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy.
Financial statements reference
The financial statements of John Hancock USA and the Separate Account can be found in the SAI. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.
Registration statement filed with the SEC
This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, and the financial statements of John Hancock Variable Life Account UV at December 31, 2014, and for each of the two years in the period ended December 31, 2014, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
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In addition to this prospectus, John Hancock USA has filed with the SEC an SAI that contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.
JOHN HANCOCK USA SERVICE OFFICE
Principal Office & Express Delivery	Mail Delivery
Life Operations 200 Berkeley St., B-03-12 Boston, MA 02116-5022	1 John Hancock Way, Suite 1350 Boston, MA 02217-1099
Phone:	Fax:
1-800-732-5543	1-617-572-1571
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.
1940 Act File No. 811-7766 — 1933 Act File No. 333-164158

Statement of Additional Information
dated April 27, 2015
for interests in
John Hancock Variable Life Account UV
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Service Office by mail or telephone at the address or telephone number listed on the back page of the prospectus.

Description of the Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).
The Depositor's ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account UV, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account UV (the “Separate Account” “Registrant”).
Except for the succession of John Hancock USA as the Depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.
Description of the Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Variable Life Account UV (the “Registrant” or “Separate Account”), is a separate account initially established by JHLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, and the financial statements of John Hancock Variable Life Account UV at December 31, 2014, and for each of the two years in the period ended December 31, 2014, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policies.
Principal Underwriter/Distributor
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.
The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2014, 2013, and 2012 was $132,392,739, $119,574,297 and $156,801,522, respectively. JH Distributors did not retain any of these amounts during such periods.
The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
•	Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
•	Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
•	Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.
Additional Information About Charges
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
3

Reduction in Charges
The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
333-164157	333-164162	333-164167
333-164158	333-164164	333-164168
333-164159	333-164163	333-164169
333-164160	333-164165	333-164170
333-164161	333-164166
4

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2014, 2013 and 2012

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2014, 2013 and 2012

Report of Independent Auditors

The Board of Directors and Shareholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2014 and 2013, and the related statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2014, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, to meet the requirements of Michigan the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2014 and 2013, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2014.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period December 31, 2014 in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 25, 2015

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS

	December 31,
	2014	2013

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$49,226	$47,948
Stocks:
Preferred stocks	26	33
Common stocks	477	343
Investments in affiliates	2,911	2,866
Mortgage loans on real estate	11,519	12,221
Real estate:
Company occupied	300	305
Investment properties	5,203	5,304
Cash, cash equivalents and short-term investments	7,702	4,749
Policy loans	5,039	5,189
Derivatives	10,458	5,709
Receivable for collateral on derivatives	400	-
Receivable for securities	10	19
Other invested assets	5,978	5,275

Total cash and invested assets	99,249	89,961
Investment income due and accrued	887	892
Premiums due and deferred	388	410
Amounts recoverable from reinsurers	196	172
Funds held by or deposited with reinsured companies	1,958	1,984
Other reinsurance receivable	439	666
Amounts due from affiliates	247	358
Other assets	2,364	1,887
Assets held in separate accounts	140,164	142,766

Total admitted assets	$245,892	$239,096

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS – (CONTINUED)

	December 31,
	2014	2013

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$69,184	$67,065
Policyholders’ and beneficiaries funds	3,834	3,919
Consumer notes	411	644
Dividends payable to policyholders	574	585
Policy benefits in process of payment	556	547
Other amount payable on reinsurance	1,039	443
Other policy obligations	78	77

Total policy and contract obligations	75,676	73,280
Payable to parent and affiliates	3,073	1,713
Transfers to (from) separate account, net	(1,390)	(1,368)
Asset valuation reserve	1,927	1,374
Reinsurance in unauthorized companies	3	6
Funds withheld from unauthorized reinsurers	8,873	6,681
Interest maintenance reserve	1,745	1,790
Current federal income taxes payable	-	215
Net deferred tax liability	456	204
Derivatives	5,229	4,046
Payables for collateral on derivatives	2,939	734
Payables for securities	26	111
Other general account obligations	1,843	1,735
Obligations related to separate accounts	140,164	142,766

Total liabilities	240,564	233,287

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2014 and 2013)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2014 and 2013)	5	5
Paid-in surplus	3,196	3,196
Surplus notes	990	990
Unassigned surplus	1,137	1,618

Total capital and surplus	5,328	5,809

Total liabilities and capital and surplus	$245,892	$239,096

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS – STATUTORY-BASIS

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$12,738	$12,882	$7,554
Consideration for supplementary contracts with life contingencies	183	266	342
Net investment income	4,297	4,551	4,221
Amortization of interest maintenance reserve	176	183	180
Commissions and expense allowance on reinsurance ceded	817	1,224	749
Reserve adjustment on reinsurance ceded	(10,652)	(9,775)	(8,936)
Separate account administrative and contract fees	1,841	1,848	1,815
Other revenue	467	188	201

Total premiums and other revenues	9,867	11,367	6,126

Benefits paid or provided:
Death, surrender and other contract benefits, net	9,064	7,710	6,728
Annuity benefits	1,733	1,784	1,602
Disability and long-term care benefits	584	542	514
Interest and adjustments on policy or deposit-type funds	125	132	123
Payments on supplementary contracts with life contingencies	170	159	137
Increase (decrease) in life and long-term care reserves	2,161	1,017	(3,915)

Total benefits paid or provided	13,837	11,344	5,189

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,203	1,360	1,323
General expenses	972	1,092	1,088
Insurance taxes, licenses and fees	138	150	151
Net transfers to (from) separate accounts	(8,229)	(6,388)	(3,608)
Investment income ceded	4,954	(1,356)	851
Other deductions	21	14	40

Total insurance expenses and other deductions	(941)	(5,128)	(155)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	(3,029)	5,151	1,092
Dividends to policyholders	77	81	57

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(3,106)	5,070	1,035
Federal income tax expense (benefit)	(716)	262	(752)

Income (loss) from operations before net realized capital gains (losses)	(2,390)	4,808	1,787

Net realized capital gains (losses)	(74)	(1,793)	(1,566)

Net income (loss)	$(2,464)	$3,015	$221

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2012	$5	$3,196	$989	$781	$4,971
Net income (loss)				221	221
Change in net unrealized capital gains (losses)				698	698
Change in net deferred income tax				71	71
Decrease (increase) in non-admitted assets				10	10
Change in liability for reinsurance in unauthorized reinsurance				2	2
Decrease (increase) in asset valuation reserves				130	130
Change in surplus as a result of reinsurance				(240)	(240)
Other adjustments, net			1	(70)	(69)

Balances at December 31, 2012	5	3,196	990	1,603	5,794

Net income (loss)				3,015	3,015
Change in net unrealized capital gains (losses)				(1,455)	(1,455)
Change in net deferred income tax				(347)	(347)
Decrease (increase) in non-admitted assets				(12)	(12)
Change in liability for reinsurance in unauthorized reinsurance				-	-
Decrease (increase) in asset valuation reserves				(180)	(180)
Dividend paid to Parent				(300)	(300)
Change in surplus as a result of reinsurance				(573)	(573)
Other adjustments, net			-	(133)	(133)

Balances at December 31, 2013	5	3,196	990	1,618	5,809

Net income (loss)				(2,464)	(2,464)
Change in net unrealized capital gains (losses)				2,389	2,389
Change in net deferred income tax				973	973
Decrease (increase) in non-admitted assets				56	56
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				(553)	(553)
Dividend paid to Parent				(500)	(500)
Change in surplus as a result of reinsurance				(252)	(252)
Other adjustments, net			-	(133)	(133)

Balances at December 31, 2014	$5	$3,196	$990	$1,137	$5,328

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW – STATUTORY-BASIS

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$12,924	$13,205	$13,046
Net investment income received	4,399	4,635	4,402
Separate account fees	1,841	1,848	1,815
Commissions and expenses allowance on reinsurance ceded	817	1,224	962
Miscellaneous income	450	(172)	6
Benefits and losses paid	(21,960)	(20,462)	(18,213)
Net transfers from (to) separate accounts	8,206	6,493	3,587
Commissions and expenses (paid) recovered	(7,147)	(1,572)	(3,637)
Dividends paid to policyholders	(89)	(91)	(180)
Federal and foreign income and capital gain taxes (paid) recovered	(382)	(1,195)	477

Net cash provided by (used in) operating activities	(941)	3,913	2,265

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	20,471	19,130	16,404
Stocks	130	149	122
Mortgage loans on real estate	1,789	1,660	1,514
Real estate	1,053	22	17
Other invested assets	941	498	575
Miscellaneous proceeds	3	(2)	2

Total investment proceeds	24,387	21,457	18,634

Cost of investments acquired:
Bonds	21,430	17,853	16,178
Stocks	234	78	195
Mortgage loans on real estate	1,088	1,813	1,644
Real estate	539	743	859
Other invested assets	1,281	882	1,223
Derivatives	739	1,916	1,399

Total cost of investments acquired	25,311	23,285	21,498
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(1,729)	1,197	(631)
Net increase (decrease) in policy loans	(150)	140	34

Net cash provided by (used in) investment activities	955	(3,165)	(2,267)

Financing and miscellaneous activities
Borrowed funds	(232)	(48)	(19)
Net deposits (withdrawals) on deposit-type contracts	(85)	(134)	20
Dividend paid to Parent	(500)	(300)	-
Repurchase agreements	-	(437)	-
Other cash provided (applied)	3,756	14	976

Net cash provided by (used in) financing and miscellaneous activities	2,939	(905)	977

Net increase (decrease) in cash, cash equivalents and short-term investments	2,953	(157)	975
Cash, cash equivalents and short-term investments at beginning of year	4,749	4,906	3,931

Cash, cash equivalents and short-term investments at end of year	$7,702	$4,749	$4,906

Non-cash investing activities during the year:
Transfer of assets for FDA reinsurance transaction	$-	$-	$(4,984)

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. In 2013, the Company discontinued sales of its structured settlements and single premium immediate annuity products. In 2012, the Company suspended new sales of its individual fixed and variable annuity products. The Company is licensed to sell insurance in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts pursuant to a distribution agreement with the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”).

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when either of the following two conditions exist: the entity either (1) has the intent to sell the debt security or (2) is more likely than not to be required to sell the debt security before its anticipated recovery. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported at GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying equity adjusted to a statutory-basis, plus the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in first out (“FIFO) method. The cost basis of bonds and common and preferred stocks is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company-owned properties

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability corporations (“LLCs”) which are carried based on the underlying GAAP equity, with the exception of affordable housing tax credit properties, which are

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding EDP equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2014, 2013 and 2012, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally furniture and equipment, past due agents’ balances, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of asset adequacy testing indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in-force. This includes asset adequacy testing required under NAIC Actuarial Guideline 38 Section 8D (“AG 38 8D”). The Company held gross reserves of $641 million and $325 million for the calculation required under AG 38 8D, of which $446 million and $0 million was ceded to Manulife Reinsurance Limited (“MRL”) under an existing coinsurance transaction at December 31, 2014 and 2013, respectively. At December 31, 2014 and 2013, the Company held reserves of $1,030 million and $1,018 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, and 2001 Commissioner’s Standard Ordinary and American Experience Mortality Tables. Methods used include the net level premium method

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

principally for policies issued prior to 1978, a modified preliminary term method, and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 Individual Annuity Mortality Table, the 1983 Individual Annuity Mortality Table, and the 2000 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31, 2014 or 2013. Mean reserves are determined by computing the terminal reserve for the plan at the rated age and assuming annual premiums have been paid as of the valuation date. For certain policies with substandard table ratings, mean reserves are based on rated mortality from 125% to 500% of standard rating; for certain policies with flat extra ratings, mean reserves are based on standard mortality rates increased by 1 to 25 deaths per thousand. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43, and primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The reserve is based on the present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the statements of operations as federal income tax expense if resulting from operations and within net unrealized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the statements of operations that differ from the federal statutory tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 26% and 27% of the Company’s aggregate reserve for life contracts at December 31, 2014 and 2013. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. John Hancock Life Insurance Company (“JHLICO”) was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, guaranteed interest, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest, term certain supplementary contracts, and funding agreements, consist of the entire premium received. Premiums received for annuity policies, guaranteed interest, funding agreements, variable universal life, and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Reclassifications: Certain prior year amounts in the Company’s statutory-basis financial statements have been reclassified to conform to the current year financial statement presentation.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Division.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of prescribed or permitted practices by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2014 and 2013, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

In March 2014, the NAIC adopted updated guidance regarding derivatives. The new guidance permits a company to designate the Fed Funds Effective Swap Rate (also referred to as the “Overnight Index Swap Rate” or “OIS”) as the hedged risk (or benchmark interest rate) in both cash flow and fair values hedges. The updated guidance also removed the requirement that similar hedges designate the same benchmark rate. The adoption of this guidance did not impact the Company’s Balance Sheets or Statements of Operations.

Future Adoption of New Accounting Standards

In December 2014, the NAIC adopted Actuarial Guideline 48 (“AG 48”) which intends to bring uniformity to the regulation of XXX and AXXX business subject to life insurer-owned captive reinsurance arrangements. The guidance requires the appointed actuary of the ceding company to perform an analysis of the amount and type of assets backing collateral. AG 48’s actuarial method determines the amount of “high quality assets” which must back collateral and is based on calculations from the NAIC principle based reserving valuation manual. Certified reinsurers as well as licensed and accredited reinsurers with no permitted practices will be exempt from AG 48. Additionally, AG 48 does not apply to policies that were issued prior to January 1, 2015 and included in a reserve financing arrangement as of December 31, 2014. As such, the adoption of AG 48 is not expected to have any material impact on the Company’s Balance Sheets or Statements of Operations.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2014, 2013 and 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2014:
U.S. government and agencies	$5,420	$863	$(1)	$6,282
States and political subdivisions	2,842	606	-	3,448
Foreign governments	2,849	205	(10)	3,044
Corporate bonds	31,347	3,633	(140)	34,840
Mortgage-backed and asset-backed securities	6,768	618	(49)	7,337

Total bonds	$49,226	$5,925	$(200)	$54,951

December 31, 2013:
U.S. government and agencies	$6,988	$90	$(356)	$6,722
States and political subdivisions	2,721	213	(36)	2,898
Foreign governments	3,000	137	(37)	3,100
Corporate bonds	28,367	2,252	(574)	30,045
Mortgage-backed and asset-backed securities	6,872	498	(108)	7,262

Total bonds	$47,948	$3,190	$(1,111)	$50,027

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2014, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$1,399	$1,429
Due after one year through five years	6,929	7,287
Due after five years through ten years	7,282	7,645
Due after ten years	26,848	31,253
Mortgage-backed and asset-backed securities	6,768	7,337

Total	$49,226	$54,951

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

	December 31,
	2014	2013

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$125	$831
Bonds pledged in support of exchange-traded futures	498	264
Bonds and cash pledged in support of cleared interest rate swaps	551	253

Total fair value	$1,174	$1,348

At carrying value:
Bonds on deposit with government authorities	$16	$26
Mortgage loans pledged in support of real estate	45	47
Bonds held in trust	132	92
Pledged collateral under reinsurance agreements	2,800	2,510

Total carrying value	$2,993	$2,675

At December 31, 2014 and 2013, the Company held below investment grade corporate bonds of $2,096 million and $2,428 million, with an aggregate fair value of $2,197 million and $2,551 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between amortized cost and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Present Value (PV) of Cash Flows (CF) less than Book Value (BV), is as follows:

	December 31, 2014
	CV Before OTTI	Interest OTTI	Credit OTTI	CV After OTTI	Fair Value

	(in millions)
Aggregate PV of CFs less than BV	$33	$-	$5	$28	$28
Aggregate intent to sell	-	-	-	-	-
Aggregate lack of intent or inability to sell	-	-	-	-	-

Total	$33	$-	$5	$28	$28

	December 31, 2013
	CV Before OTTI	Interest OTTI	Credit OTTI	CV After OTTI	Fair Value

	(in millions)
Aggregate PV of CF’s less than BV	$106	$8	$50	$56	$48
Aggregate intent to sell	-	-	-	-	-
Aggregate lack of intent or inability to sell	-	-	-	-	-

Total	$106	$8	$50	$56	$48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP:

Year Ended December 31, 2014

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

00075XAE7	$1	$1	$-	$1	$1
12669FUY7	-	-	-	-	-
361849RK0	15	14	1	14	14
126670AJ7	-	-	-	-	-
126673WJ7	-	-	-	-	-
126673WK4	-	-	-	-	-
12669ERQ1	4	3	1	3	3
12669FD67	-	-	-	-	-
50180LAP5	4	3	1	3	3
55265KS42	-	-	-	-	-
75970NAR8	1	1	-	1	1
75970NBK2	1	1	-	1	1
126673WJ7	-	-	-	-	-
12669FD59	2	1	1	1	1
55265KS34	1	1	-	1	1
59020UAZ8		-	-	-	-
75970NAR8	1	1	-	1	1
75970NBK2	-	-	-	-	-
94981QAZ1	-	-	-	-	-
50180LAP5	3	2	1	2	2
75970NBK2	-	-	-	-	-

Total	$33	$28	$5	$28	$28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Year Ended December 31, 2013

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

03927RAC8	$1	$-	$1	$-	$-
07387BEN9	1	-	-	-	-
12669E7D2	1	-	-	-	-
20047NAM4	2	-	2	-	-
22541SWR5	3	-	3	-	-
22608WAP4	7	-	6	-	-
36170UCA7	1	-	1	-	-
36170UCR0	1	-	1	-	-
36828QLA2	3	2	1	2	1
396789KD0	6	5	2	5	3
46625M7D5	1	1	-	1	1
46625YBQ5	2	1	1	1	1
48123HAA1	7	3	4	3	3
50211NAG4	6	-	6	-	-
52108H3R3	1	-	1	-	-
55265KS42	1	1	-	1	-
949808BE8	1	-	-	-	-
07388NAH9	7	5	3	5	5
396789KD0	5	3	3	3	3
46625YDU4	4	1	3	1	1
55265KS42	1	1	-	1	1
75970NBK2	1	1	1	1	1
00764MDY0	3	2	-	2	2
396789KD0	2	1	1	1	1
46625YDS9	6	4	3	4	4
52108HL28	13	9	4	9	5
07383F4H8	3	2	1	2	2
07388NAH9	5	5	-	5	5
07388PAL5	5	4	1	4	4
52108HL28	6	5	1	5	5

Total	$106	$56	$50	$56	$48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

All impaired securities which have fair value less than cost or amortized cost, for which an other-than-temporary impairment has not been recognized in income as a realized loss, including securities with a recognized other-than-temporary impairment for non-interest related declines when a non-recognized interest related impairment remains:

	December 31,
	2014	2013

	(in millions)
Continuous Unrealized Losses
Less than 12 months	$-	$(1)
12 months or longer	-	-
Fair Value of Securities with Continuous Unrealized Losses
Less than 12 months	3	7
12 months or longer	4	2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2014:
U.S. government and agencies	$94	$-	$58	$(1)	$152	$(1)
States and political subdivisions	8	-	8	-	16	-
Foreign governments	80	-	52	(10)	132	(10)
Corporate bonds	2,033	(45)	2,651	(95)	4,684	(140)
Mortgage-backed and asset-backed securities	412	(8)	459	(41)	871	(49)
Total	$2,627	$(53)	$3,228	$(147)	$5,855	$(200)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2013:
U.S. government and agencies	$4,485	$(283)	$301	$(73)	$4,786	$(356)
States and political subdivisions	405	(21)	65	(15)	470	(36)
Foreign governments	1,738	(25)	284	(12)	2,022	(37)
Corporate bonds	6,654	(376)	1,528	(198)	8,182	(574)
Mortgage-backed and asset-backed securities	1,268	(40)	589	(68)	1,857	(108)
Total	$14,550	$(745)	$2,767	$(366)	$17,317	$(1,111)

At December 31, 2014 and 2013, there were 574 and 945 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $12 million and $87 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2014, 2013 and 2012, realized capital losses include $24 million, $88 million, and $108 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 21, 43, and 78 securities, respectively. These are primarily made up of impairments on public and private bonds and sub-prime mortgage-backed securities.

The total recorded investment in restructured corporate bonds at December 31, 2014, 2013 and 2012 was $17 million, $0 million, and $0 respectively. There were 2, 0, and 0 restructured corporate bonds for which an impairment was recognized during 2014, 2013 and 2012, respectively. The Company accrues interest income on impaired securities to the extent deemed

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds resulted in the following:

	December 31,
	2014	2013	2012

	(in millions)
Proceeds	$18,292	$14,555	$14,297
Realized gross gains	579	244	529
Realized gross losses	(111)	(483)	(79)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2014 and 2013.

Affiliate Transactions

In 2014, JHUSA sold certain bonds to an affiliate, MLI. These bonds had a book value of $178 million and a fair value of $206 million at the date of the transaction. The Company recognized $28 million in pre-tax realized gains which was deferred in IMR.

In 2014, JHUSA sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MIL”). These bonds had a book value of $371 million and a fair value of $433 million in exchange for certain bonds from MIL with a book value of $389 million and fair value of $435 million at the date of the transaction. The Company recognized $62 million in pre-tax realized gains which was deferred in IMR.

In 2014, JHUSA sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $244 million and fair value of $284 million in exchange for certain bonds from JHRECO with a book value of $282 million and fair value of $291 million at the date of the transaction. The Company recognized $41 million in pre-tax realized gains which was deferred in IMR.

In 2014, JHUSA acquired certain and sold certain bonds from an affiliate, JHNY. These bonds had a net book value of $165 million and a fair value of $188 million at the date of the transactions. The Company recognized $1 million in pre-tax realized gains before transfer to IMR.

In 2014, JHUSA acquired certain bonds from an affiliate, JHLH. These bonds had a book value of $69 million and a fair value of $72 million at the date of the transaction.

In 2013, JHUSA sold certain bonds to an affiliate, Manulife International Limited. These bonds had a book value of $397 million and a fair value of $454 million at the date of the transaction. The Company recognized $57 million in pre-tax realized gains before transfer to IMR.

In 2013, JHUSA sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $184 million and a fair value of $181 million at the date of the transaction. The Company recognized $3 million in pre-tax realized losses before transfer to IMR.

In 2013, JHUSA sold certain and acquired certain bonds from an affiliate, MLI (Bermuda Branch). The bonds had a net book value of $338 million and a fair value of $372 million at the date of the transaction. The Company recognized $27 million in pre-tax realized gains before transfer to IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Unrealized gains and losses on investments in preferred and common stocks are reported directly in unassigned surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair values of, those investments are summarized as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2014:
Preferred stocks:
Nonaffiliated	$29	$18	$(1)	$46
Affiliates	3	-	(3)	-
Common stocks:
Nonaffiliated	420	71	(14)	477
Affiliates*	971	1,947	(7)	2,911

Total stocks	$1,423	$2,036	$(25)	$3,434

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2013:
Preferred stocks:
Nonaffiliated	$35	$17	$(2)	$50
Affiliates	3	-	(3)	-
Common stocks:
Nonaffiliated	290	60	(7)	343
Affiliates*	952	1,922	(8)	2,866

Total stocks	$1,280	$1,999	$(20)	$3,259

*	Affiliates — fair value represents the carrying value

At December 31, 2014 and 2013, there were 134 and 110 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $3 million at December 31, 2014 and 2013, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2014, 2013 and 2012, realized capital losses include $2 million, $5 million, $5 million and related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 33, 69, and 124 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2014 and 2013, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2014:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,136	East North Central	$1,394
Industrial	920	East South Central	83
Office buildings	3,347	Middle Atlantic	1,997
Retail	3,209	Mountain	511
Agricultural	405	New England	682
Agribusiness	516	Pacific	3,310
Mixed use	22	South Atlantic	2,459
Other	974	West North Central	468
Allowance	(10)	West South Central	533
		Canada / Other	92
		Allowance	(10)

Total mortgage loans on real estate	$11,519	Total mortgage loans on real estate	$11,519

December 31, 2013:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,001	East North Central	$1,396
Industrial	997	East South Central	142
Office buildings	3,914	Middle Atlantic	2,148
Retail	3,261	Mountain	530
Agricultural	441	New England	844
Agribusiness	666	Pacific	3,704
Mixed use	21	South Atlantic	2,422
Other	930	West North Central	391
Allowance	(10)	West South Central	553
		Canada / Other	101
		Allowance	(10)

Total mortgage loans on real estate	$12,221	Total mortgage loans on real estate	$12,221

The aggregate mortgages outstanding to any one borrower do not exceed $240 million.

During 2014, the respective maximum and minimum lending rates for mortgage loans issued were 4.64% and 2.18% for agricultural loans and 5.40% and 3.62% for commercial loans. The Company issued no purchase money mortgages in 2014 and 2013. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2014, 2013 and 2012, respectively. The average recorded investment in impaired loans was $41 million, $60 million, and $90 million at December 31, 2014, 2013 and 2012, respectively. The Company recognized $3 million, $0 million, and $5 million of interest income during the period the loans were impaired for the years ended December 31, 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The following table provides a reconciliation of the beginning and ending balances for allowance for losses for the periods indicated.

	2014	2013	2012

	(in millions)
Balance at beginning of year	$10	$19	$36
Additions, net	10	13	20
Recoveries of amounts previously charged off	(10)	(22)	(37)

Balance at end of year	$10	$10	$19

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2014	2013

	(in millions)
AAA	$436	$357
AA	1,594	1,470
A	4,141	3,965
BBB	4,979	5,896
BB	267	403
B and lower and unrated	102	130

Total	$11,519	$12,221

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2014	2013

	(in millions)
Properties occupied by the company	$374	$ 372
Properties held for the production of income	5,764	5,658
Properties held for sale	-	185
Less accumulated depreciation	(635)	(606)

Total	$5,503	$ 5,609

The Company recorded $0 million, $0 million, and $3 million of impairments on real estate investments during the years ended December 31, 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2014, JHUSA acquired real estate from an affiliate, JHNY. The real estate had a book value of approximately $32 million and was recorded at fair value of approximately $33 million at the date of the transaction.

On December 12, 2014, the Company announced it entered into an arrangement with Allianz to co-invest up to $1 billion in the U.S. real estate market. As part of this arrangement, the Company sold 100% of certain real estate holding to an unaffiliated joint venture limited partnership (“LP”) in return for cash and a 20% equity interest in the LP. These properties have a book value of $343 million and fair value of $545 million, which resulted in a gain to operations of $161 million (after 20% deferral of realized gain). Going forward, the Company will provide the LP with property management services and through a wholly-owned subsidiary will provide the LP with asset management services.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2014 and 2013.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $3 million, $0 million, and $3 million of impairments on partnerships and limited liability companies during the years ended December 31, 2014, 2013 and 2012, respectively. A periodic review of projected discounted cash flows was performed and the analysis provided evidence of the resulting impairments.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2014 or 2013.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (LTV), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2014 and 2013, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company’s practice is to require a minimum of 102% of the fair value of securities loaned under securities lending agreements to be maintained as non-cash collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. Any cash collateral received is not re-invested nor is a rebate paid to the lending counterparty. There were no securities on loan as of December 31, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Income:
Bonds	$2,378	$2,577	$2,406
Preferred stocks	2	-	-
Common stocks	76	4	4
Mortgage loans on real estate	738	730	776
Real estate	669	605	537
Policy loans	287	283	290
Cash, cash equivalents and short-term investments	7	5	6
Other invested assets	464	620	548
Derivatives	452	464	346
Other income	23	25	23

Total investment income	5,096	5,313	4,936
Expenses
Investment expenses	(516)	(493)	(472)
Investment taxes, licenses and fees, excluding federal income taxes	(85)	(83)	(68)
Investment interest expense	(91)	(97)	(103)
Depreciation on real estate and other invested assets	(107)	(89)	(72)

Total investment expenses	(799)	(762)	(715)

Net investment income	$4,297	$4,551	$4,221

Realized capital losses and amounts transferred to the IMR are as follows:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Realized capital gains (losses)	$431	$(1,701)	$(591)
Less amount transferred to the IMR (net of related tax benefit (expense) of $(66) in 2014, $(8) in 2013, and $334 in 2012)	123	(16)	621

Realized capital gains (losses) before tax	308	(1,685)	(1,212)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	382	108	354

Net realized capital gains (losses)	$(74)	$(1,793)	$(1,566)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, pre-payable interest rate swap agreements, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective hedge accounting relationships. These derivatives hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products.

The Company also uses interest rate swap agreements in effective hedge accounting relationships designed to hedge the variable cash flows associated with payments that it will receive on certain floating rate bonds.

In addition, the Company uses interest rate swap agreements in effective hedge accounting relationships to hedge the risk of changes in fair value of fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The Company also purchases interest rate floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2014
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$5,461	$-	$1	$496	$641
	Foreign currency swaps	169	1	29	-	62

Cash flow hedges	Interest rate swaps	12,053	-	-	1,543	263
	Foreign currency swaps	1,640	29	15	266	261
	Foreign currency forwards	102	-	-	-	4
	Equity total return swaps	27	-	-	6	-

Total Derivatives in Effective Hedge Accounting Relationships		$19,452	$30	$45	$2,311	$1,231

Other Hedging Relationships
	Interest rate swaps	$128,704	$9,059	$5,154	$9,059	$5,154
	Interest rate treasury locks	6,323	938	-	938	-
	Interest rate options	3,362	93	-	93	-
	Interest rate futures	3,697	-	-	-	-
	Foreign currency swaps	978	43	30	43	30
	Foreign currency forwards	43	4	-	4	-
	Foreign currency futures	1,775	-	-	-	-
	Equity total return swaps	31	11	-	11	-
	Equity options	3,940	277	-	277	-
	Equity index futures	8,323	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$157,176	$10,425	$5,184	$10,425	$5,184

Replication Synthetic Asset Transactions
	Interest rate swaps	$1,040	$-	$-	$61	$-
	Credit default swaps	315	3	-	6	-

Total Derivatives in Replication Synthetic Asset Transactions		$1,355	$3	$-	$67	$-

Total Derivatives		$177,983	$10,458	$5,229	$12,803	$6,415

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2013
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$7,847	$-	$1	$416	$528
	Foreign currency swaps	184	-	49	-	85

Cash flow hedges	Interest rate swaps	14,439	-	-	910	670
	Foreign currency swaps	1,666	51	93	52	121
	Foreign currency forwards	125	-	-	-	1
	Equity total return swaps	29	-	-	15	-

Total Derivatives in Effective Hedge Accounting Relationships		$24,290	$51	$143	$1,393	$1,405

Other Hedging Relationships
	Interest rate swaps	$106,050	$5,299	$3,436	$5,299	$3,436
	Interest rate treasury locks	5,425	-	385	-	385
	Interest rate options	2,683	21	-	21	-
	Interest rate futures	2,687	-	-	-	-
	Foreign currency swaps	1,274	65	82	65	82
	Foreign currency forwards	11	-	-	-	-
	Foreign currency futures	968	-	-	-	-
	Equity total return swaps	31	21	-	21	-
	Equity options	3,228	248	-	248	-
	Equity index futures	4,465	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$126,822	$5,654	$3,903	$5,654	$3,903

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	315	4	-	8	-

Total Derivatives in Replication Synthetic Asset Transactions		$315	$4	$-	$8	$-

Total Derivatives		$151,427	$5,709	$4,046	$7,055	$5,308

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2014, 2013 and 2012, respectively, the Company recorded unrealized gains of $1,215 million, $168 million, and $750 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

In 2012, the Company de-designated $1.6 billion (notional principal) of forward-starting interest rate swaps for the life insurance business. The de-designation of these interest rate swaps resulted in an increase to unassigned surplus of $288 million, net of tax, as of December 31, 2012.

In 2014, the Company concluded that a portion of the hedged transactions for its long-term care business and life insurance business were probable not to occur resulting in the de-designation of $2.7 billion (notional principal) of forward-starting interest rate swaps. The de-designation of these interest rate swaps resulted in an increase to unrealized capital gains (losses) of $445 million, net of tax. In addition as part of our affiliate reinsurance agreement with JHRECO, we were required as part of the net investment income component of the treaty settlement calculation to cede $440 million, net of tax, and therefore the overall impact of this transaction was not material to capital and surplus.

For the year ended December 31, 2014, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 32 years.

Derivatives Not Designated as Hedging Instruments in Effective Hedge Accounting or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2014, 2013 and 2012 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$2,043	$(2,530)	$512
Interest rate treasury locks	1,323	(385)	-
Interest rate options	67	(46)	(8)
Foreign currency swaps	(5)	(9)	(12)
Foreign currency forwards	4	(1)	2
Equity total return swaps	-	-	-
Equity options	(23)	(39)	-
Credit default swaps	-	-	1

Total net unrealized capital gain (loss)	$3,409	$(3,010)	$495

Net realized capital gain (loss):
Interest rate swaps	$(178)	$164	$157
Interest rate treasury locks	157	-	-
Interest rate options	-	-	-
Interest rate futures	(141)	78	(48)
Foreign currency swaps	18	(10)	(8)
Foreign currency forwards	1	5	(12)
Foreign currency futures	165	74	-
Equity total return swaps	24	5	(4)
Equity options	5	3	-
Equity index futures	(692)	(1,892)	(1,474)
Credit default swaps	-	-	(2)
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(641)	$(1,573)	$(1,391)

Total gain (loss) from derivatives in other hedging relationships	$2,768	$(4,583)	$(896)

The Company also deferred net realized gains (losses) of ($192) million, $146 million, and $156 million (including ($174) million of losses, $148 million, and $157 million of gains for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2014, 2013 and 2012, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2014 and 2013, respectively.

	December 31, 2014			December 31, 2013

	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate debt
AAA	$35	$1	2	$35	$1	3
AA	95	2	2	95	3	3
A	185	3	2	185	4	3
BBB	-	-		-	-	-

Total CDS protection sold	$315	$6		$315	$8

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company holds no purchased credit protection at December 31, 2014 and 2013. The average credit rating of the counterparties guaranteeing the underlying credits is A+ and the weighted average maturity is 3 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2014 and 2013, the Company accepted collateral consisting of cash of $2,939 million and $640 million, and various securities with a fair value of $3,895 million and $2,155 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Transactions with Affiliates

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2014 and 2013, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $238 million and $19 million, respectively.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition — This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition — This category includes assets and liabilities which do not require the additional disclosures as follows:

Bonds — For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate — The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell.

Cash, Cash Equivalents and Short-Term Investments — The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans — These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves — Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds — Includes term certain contracts, funding agreements, supplementary contracts without life contingencies and those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair values associated with the term certain contracts, funding agreements and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. For those balances that can be withdrawn by the policyholder at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the policyholder as of the reporting date, which is generally the carrying value.

Consumer Notes — The fair value of consumer notes is determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 — Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information is publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 — Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Certain of the Company’s separate account assets and derivative assets and liabilities are included within Level 2. A description of valuation techniques used to measure the fair value of derivatives is described below.

•

Level 3 — Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. The valuation techniques used to measure the fair value of derivative assets and separate account investments in timber and agriculture are included in Level 3 as described below.

Determination of Fair Value

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties that is other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties that is other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	39	39	-	18	21

Total bonds with NAIC 6 rating	39	39	-	18	21
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	477	477	379	-	98

Total common stocks	477	477	379	-	98
Derivatives:
Interest rate swaps	9,059	9,059	-	9,058	1
Interest rate treasury locks	938	938	-	168	770
Interest rate options	93	93	-	-	93
Interest rate futures	-	-	-	-	-
Foreign currency swaps	43	43	-	43	-
Foreign currency forwards	4	4	-	4	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	11	11	-	-	11
Equity options	277	277	-	61	216
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,425	10,425	-	9,334	1,091
Assets held in separate accounts	140,164	140,164	134,070	3,756	2,338

Total assets	$151,105	$151,105	$134,449	$13,108	$3,548

Liabilities:
Derivatives:
Interest rate swaps	$5,154	$5,154	$-	$5,113	$41
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	30	30	-	30	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,184	5,184	-	5,143	41
Liabilities held in separate accounts	140,164	140,164	134,070	3,756	2,338

Total liabilities	$145,348	$145,348	$134,070	$8,899	$2,379

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$26	$26	$-	$-	$26
Loan-backed and structured securities	34	34	-	-	34

Total bonds with NAIC 6 rating	60	60	-	-	60
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	343	343	257	-	86

Total common stocks	343	343	257	-	86
Derivatives:
Interest rate swaps	5,299	5,299	-	5,292	7
Interest rate treasury locks	-	-	-	-	-
Interest rate options	21	21	-	-	21
Interest rate futures	-	-	-	-	-
Foreign currency swaps	65	65	-	65	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	21	21	-	-	21
Equity options	248	248	-	26	222
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,654	5,654	-	5,383	271
Assets held in separate accounts	142,766	142,766	136,707	3,838	2,221

Total assets	$148,823	$148,823	$136,964	$9,221	$2,638

Liabilities:
Derivatives:
Interest rate swaps	$3,436	$3,436	$-	$3,436	$-
Interest rate treasury locks	385	385	-	-	385
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	82	82	-	82	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	3,903	3,903	-	3,518	385
Liabilities held in separate accounts	142,766	142,766	136,707	3,838	2,221

Total liabilities	$146,669	$146,669	$136,707	$7,356	$2,606

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$49,187	$52,644	$-	$48,392	$4,252
Preferred stocks	26	46	-	-	46
Mortgage loans on real estate	11,519	12,785	-	-	12,785
Cash, cash equivalents and short term investments	7,702	7,702	4,407	3,295	-
Policy loans	5,039	5,039	-	5,039	-
Derivatives in effective hedge accounting and RSAT relationships	33	2,378	-	2,372	6

Total assets	$73,506	$80,594	$4,407	$59,098	$17,089

Liabilities:
Consumer notes	$411	$454	$-	$-	$454
Borrowed money	290	290	-	290	-
Policy reserves	1,661	1,648	-	-	1,648
Policyholders’ and beneficiaries funds	3,901	4,352	-	1,457	2,895
Derivatives in effective hedge accounting and RSAT relationships	45	1,231	-	964	267

Total liabilities	$6,308	$7,975	$-	$2,711	$5,264

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$47,888	$47,682	$-	$44,154	$3,528
Preferred stocks	33	50	-	-	50
Mortgage loans on real estate	12,221	13,337	-	-	13,337
Cash, cash equivalents and short term investments	4,749	4,749	1,895	2,854	-
Policy loans	5,189	5,189	-	5,189	-
Derivatives in effective hedge accounting and RSAT relationships	55	1,401	-	1,386	15

Total assets	$70,135	$72,408	$1,895	$53,583	$16,930

Liabilities:
Consumer notes	$644	$685	$-	$-	$685
Borrowed money	290	290	-	290	-
Policy reserves	1,740	1,739	-	-	1,739
Policyholders’ and beneficiaries funds	3,997	4,227	-	1,263	2,964
Derivatives in effective hedge accounting and RSAT relationships	143	1,405	-	1,386	19

Total liabilities	$6,814	$8,346	$-	$2,939	$5,407

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $ 2,268 million and $ 2,285 million at December 31, 2014 and 2013, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2014 and 2013, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2014, 2013 and 2012, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2014	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2014

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$26	$-	$(3)	$-	$-	$-	$-	$-	$-	$(23)	$-
Impaired mortgage-backed and asset-backed securities	34	-	1	-	-	-	-	-	11	(25)	21

Total bonds with NAIC 6 rating	60	-	(2)	-	-	-	-	-	11	(48)	21
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	86	-	(1)	-	14	-	(1)	-	-	-	98

Total common stocks	86	-	(1)	-	14	-	(1)	-	-	-	98
Net derivatives	(114)	26	1,088	-	72	-	(25)	-	41	(38)	1,050
Separate account assets/liabilities	2,221	162	-	-	68	-	(270)	-	163	(6)	2,338

Total	$2,253	$188	$1,085	$-	$154	$-	$(296)	$-	$215	$(92)	$3,507

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/ unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2013	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2013

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$12	$(2)	$-	$-	$-	$-	$-	$-	$23	$(7)	$26
Impaired mortgage-backed and asset-backed securities	53	(37)	39	-	-	-	(23)	(5)	16	(9)	34

Total bonds with NAIC 6 rating	65	(39)	39	-	-	-	(23)	(5)	39	(16)	60
Preferred stocks:
Industrial and misc	4	-	-	-	-	-	-	-	-	(4)	-

Total preferred stocks	4	-	-	-	-	-	-	-	-	(4)	-
Common stocks:
Industrial and misc	44	-	(2)	-	58	-	(18)	-	4	-	86

Total common stocks	44	-	(2)	-	58	-	(18)	-	4	-	86
Net derivatives	58	6	(459)	-	287	-	(7)	-	-	1	(114)
Separate account assets/liabilities	2,223	160	-	-	31	-	(195)	-	3	(1)	2,221

Total	$2,394	$127	$(422)	$-	$376	$-	$(243)	$(5)	$46	$(20)	$2,253

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/ unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2012	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2012

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$44	$(4)	$4	$-	$-	$-	$-	$(44)	$12	$-	$12
Impaired mortgage-backed and asset-backed securities	34	(44)	45	-	-	-	(6)	-	47	(23)	53

Total bonds with NAIC 6 rating	78	(48)	49	-	-	-	(6)	(44)	59	(23)	65
Preferred stocks:
Industrial and misc	4	-	-	-	-	-	(1)	-	1	-	4

Total preferred stocks	4	-	-	-	-	-	(1)	-	1	-	4
Common stocks:
Industrial and misc	71	55	(28)	-	-	-	(54)	-	-	-	44

Total common stocks	71	55	(28)	-	-	-	(54)	-	-	-	44
Net derivatives	21	(1)	(8)	-	44	-	-	-	-	2	58
Separate account assets/liabilities	2,152	100	-	-	112	-	(141)	-	-	-	2,223

Total	$2,326	$106	$13	$-	$156	$-	$(202)	$(44)	$60	$(21)	$2,394

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums earned
Direct	$19,525	$20,311	$21,716
Assumed	792	1,062	942
Ceded	(7,579)	(8,491)	(15,104)

Net	$12,738	$12,882	$7,554

Benefits to policyholders ceded	$18,500	$17,988	$18,235

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2014, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2014, there was no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

As of December 31, 2014, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $898 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with JHNY:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded, net	$192	$216	$208
Benefits ceded, net	394	483	428
Funds held by or deposited with reinsured companies	1,952	1,978	2,018
Other reinsurance receivable	86	124	109
Other amounts payable on reinsurance	10	15	5

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to participating traditional life insurance policies was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance funds withheld agreement. JHNY retained the invested assets supporting this block of business. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from the Company to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from the Company to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from the Company to JHNY under a coinsurance agreement.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded	$546	$570	$573
Benefits ceded	759	730	691
Other amounts payable on reinsurance	58	45	30
Funds withheld from unauthorized reinsurers	7,409	5,425	5,600

The Company reinsures certain portions of its long-term care insurance business with JHRECO through coinsurance funds withheld transactions. Under reinsurance treaties covering life insurance business, the Company cedes to JHRECO on a coinsurance funds withheld basis to the death benefits from the no-lapse guarantee on a small block of policies. The Company also reinsures a portion of the risk related to certain annuity policies and during 2013 a small number of these policies were recaptured for administration purposes. This recapture did not have a material impact on the Company’s results of operations. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company.

The Company’s total settlement amount was $489 million, $55 million, and $82 million for the years ended December 31, 2014, 2013 and 2012, respectively, and the settlement calculation consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”):

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded	$4,599	$5,128	$6,218
Benefits ceded	14,303	13,966	13,649
Other reinsurance receivable	40	398	44
Other amounts payable on reinsurance	837	55	112
Funds withheld from unauthorized reinsurers	1,251	1,256	1,507

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations. The Company paid / (received) from MRBL $1,907 million, ($1,174) million, and $259 million for the years ended December 31, 2014, 2013 and 2012, respectively, and the settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

The Company reinsures 90% of the non-reinsured risk of the JHLICO closed block. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as structured reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Statements of Operations.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded	$338	$536	$618
Benefits ceded	298	338	362
Other reinsurance receivable	82	18	31
Other amounts payable on reinsurance	-	-	19
Funds withheld from unauthorized reinsurers	213	-	-

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, Manulife Reinsurance Limited (“MRL”), to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further UL and some term contracts. The Company amended the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance funds withheld structure.

On July 31, 2013, MFC signed an agreement to sell its life insurance business in Taiwan to CTBC Life Insurance Company (CTBC Life). Under the agreement, CTBC Life will assume all of the life insurance business related obligations. In connection with this transaction, on December 31, 2013, the Company paid $111 million in fees to an affiliate, Manufacturers Life Reinsurance Limited for the recapture of certain traditional life business reserves and net liabilities of $42 million, which resulted in a pre-tax loss of $69 million.

Non-Affiliated Reinsurance

The Company entered into a coinsurance agreement with Reinsurance Group of America (“RGA”) to reinsure 90% of its fixed deferred annuity business with an effective date of April 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $387 million in cash and $5 billion in bonds and mortgage loans. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies and managing some of the assets. The transaction resulted in a charge to pre-tax income of $257 million, which included a ceding commission paid of $218 million and a decrease of $123 million to statutory surplus.

On September 30, 2012, the Company entered into a transaction with Commonwealth Annuity and Life Insurance Company (“CWA”), in which CWA recaptured a block of universal life policies, with an effective date of July 1, 2012. The transaction included the transfer to CWA of $378 million in actuarial liabilities and $309 million of cash and policy loans. The transaction resulted in a gain to pre-tax income of $60 million which included a ceding commission received of $57 million and an increase of $33 million to statutory surplus.

On July 1, 2011, JHUSA entered into a sale of its Life Retrocession business by way of a coinsurance treaty with Pacific Life Insurance Company that resulted in the recognition of approximately $432 million deferred gain (net of deferred taxes) recorded to surplus. During 2013, JHUSA novated 95% of the underlying reinsurance agreements to Pacific Life Insurance Company. Based on this novation, the Company recorded a gain of $352 million to the Statements of Operations (pre-tax). In 2014, the Company completed the novation of the remaining 5% of the agreements and recorded $20 million to the Statements of Operations (pre-tax).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2014
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$4,300	$479	$4,779
(b) Statutory valuation allowance adjustments	50	-	50

(c) Adjusted gross deferred tax assets (a — b)	4,250	479	4,729
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	4,250	479	4,729
(f) Deferred tax liabilities	4,871	314	5,185

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(621)	$165	$(456)

	December 31, 2013
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$3,963	$606	$4,569
(b) Statutory valuation allowance adjustments	50	-	50

(c) Adjusted gross deferred tax assets (a — b)	3,913	606	4,519
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	3,913	606	4,519
(f) Deferred tax liabilities	4,311	412	4,723

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(398)	$194	$(204)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$337	$(127)	$210
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a — b)	337	(127)	210
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	337	(127)	210
(f) Deferred tax liabilities	560	(98)	462

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(223)	$(29)	$(252)

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $50 million for the year ended December 31, 2014. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2019, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2014
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	521	276	797
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,197	276	1,473
2. Adjusted gross deferred tax assets allowed per limitation threshold.	521	276	797
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	3,729	203	3,932

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$4,250	$479	$4,729

	December 31, 2013
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	650	194	844
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	650	194	844
2. Adjusted gross deferred tax assets allowed per limitation threshold.	675	194	869
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	3,263	412	3,675

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$3,913	$606	$4,519

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(129)	82	(47)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	547	82	629
2. Adjusted gross deferred tax assets allowed per limitation threshold.	(154)	82	(72)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	466	(209)	257

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$337	$(127)	$210

	2014	2013

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	917%	860%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$5,315	$5,796

Impact of tax planning strategies is as follows:

	December 31, 2014
	(1)	(2)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$4,250	$479
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$4,250	$479
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2013
	(3)	(4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$3,913	$606
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$3,913	$606
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	75%

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$337	$(127)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$337	$(127)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	(43%)

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2014	2013	Change

	(in millions)
1. Current income tax
(a) Federal	$(716)	$262	$(978)
(b) Foreign	-	-	-

(c) Subtotal	(716)	262	(978)
(d) Federal income tax on net capital gains	382	108	274
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$(334)	$370	$(704)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2014	2013	Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	1,034	883	151
(4) Investments	147	113	34
(5) Deferred acquisition costs	755	759	(4)
(6) Policyholder dividends accrual	111	112	(1)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	54	64	(10)
(9) Pension accrual	-	-	-
(10) Receivables — nonadmitted	49	176	(127)
(11) Net operating loss carryforward	1,218	915	303
(12) Tax credit carry-forward	860	865	(5)
(13) Other (including items <5% of total ordinary tax assets)	72	76	(4)

(99) Subtotal	$4,300	$3,963	$337

(b) Statutory valuation allowance adjustment	50	50	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) — 2(b) — 2(c))	$4,250	$3,913	$337

(e) Capital:
(1) Investments	$479	$606	$(127)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$479	$606	$(127)

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) — 2(f) — 2(g))	$479	$606	$(127)
(i) Admitted deferred tax assets (2(d)+2(h))	$4,729	$4,519	$210

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$4,202	$3,610	$592
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	148	152	(4)
(4) Policyholder reserves	-	-	-
(5) Other (including items <5% of total ordinary tax liabilities)	521	549	(28)

(99) Subtotal	$4,871	$4,311	$560
(b) Capital:
(1) Investments	$276	$368	$(92)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	38	44	(6)

(99) Subtotal	$314	$412	$(98)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$5,185	$4,723	$462

4. Net deferred tax assets/liabilities (2(i) — 3(c))	$(456)	$(204)	$(252)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2014	2013	Change

	(in millions)
Total deferred tax assets	$4,729	$4,519	$210
Total deferred tax liabilities	5,185	4,723	462

Net deferred tax assets (liabilities)	$(456)	$(204)	$(252)

Tax effect of unrealized gains and losses			(1,263)
Tax effect of unrealized foreign exchange gains (losses)			38

Change in net deferred income taxes			$973

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Ordinary provisions computed at statutory rate	$(1,087)	$1,775	$362
Net realized capital gains (losses) before IMR at statutory rate	151	(595)	(207)
Change in nonadmitted assets	-	-	-
Reinsurance	(91)	(206)	(142)
Valuation allowance	-	50	-
Tax-exempt income	(16)	(2)	(21)
Nondeductible expenses	1	7	3
Foreign tax expense gross up	9	8	9
Amortization of IMR	(62)	(64)	(63)
Tax recorded in surplus	15	(18)	(25)
Dividend received deduction	(129)	(102)	(106)
Investment in subsidiaries	(32)	(35)	(34)
Prior year adjustment	(23)	16	(53)
Tax credits	(52)	(61)	(73)
Change in tax reserve	11	(55)	(119)
Pension	-	-	-
Other	(2)	(1)	-

Total	$(1,307)	$717	$(469)

Federal and foreign income taxes incurred	$(716)	$262	$(752)
Capital gains tax	382	108	354
Change in net deferred income taxes	(973)	347	(71)

Total statutory income tax expense (benefit)	$(1,307)	$717	$(469)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2014, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millons)
Net operating losses	2008	2023	$1,594
	2009	2024	259
	2010	2025	63
	2013	2028	1,080
	2014	2029	484

			$3,480

Affordable housing tax credits	2001	2021	$-
	2002	2022	26
	2003	2023	49
	2004	2024	56
	2005	2025	59
	2006	2026	55
	2007	2027	64
	2008	2028	60
	2009	2029	40
	2010	2030	52
	2011	2031	53
	2012	2032	46
	2013	2033	37
	2014	2034	26

			$623

Foreign tax credits	2002	2012	$6
	2003	2013	9
	2004	2014	13
	2005	2015	5
	2006	2016	9
	2007	2017	27
	2008	2018	18
	2009	2019	11
	2010	2020	9
	2011	2021	28
	2012	2022	28
	2013	2023	27
	2014	2024	23

			$213

Alternative minimum tax credits	2002		$2
	2006		7

			$9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Rehabilitation credits	2003	2023	$4
	2006	2026	1

			$5

Other credits	2005	2025	$1
	2007	2027	1
	2008	2028	1
	2009	2029	1
	2010	2030	2
	2011	2031	2
	2013	2033	2

			$10

There are no federal income taxes incurred available for recoupment in the event of future net losses for 2014, 2013 and 2012 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Real Estate Finance Inc.
Hancock Forest Management Inc.	John Hancock Realty Advisors Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Mgt. Inc.
Hancock Venture Partners Inc.	John Hancock Signature Services Inc.
Hancock Venture Partners Inc. Russia	John Hancock Timber Resource Corp.
HVP-Special Purpose Sub I Inc.	Manulife Reinsurance (Bermuda) Limited
HVP-Special Purpose Sub II Inc.	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JHFS One Corp.	MCC Asset Management Inc.
John Hancock Assignment Company	PT Timber Inc.
John Hancock Capital Growth Management Inc.	Signator Insurance Agency Inc.
John Hancock Energy Resources Mgt. Inc.	Signator Investors Inc.
John Hancock Financial Network Inc.	Signator Financial Services Inc.
John Hancock Financial Corporation	The Manufacturers Investment Corporation
John Hancock Insurance Agency Inc.	Transamerica Fund Distributors Inc.
John Hancock Leasing Corp.	Transamerica Fund Management Company
John Hancock Life Insurance Company of New York

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) affiliates are $728 million and ($137) million at December 31, 2014 and 2013, respectively, and are included in current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

consolidated return group, the IRS audit for tax years through 2009 have been closed. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2009. The IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2004. JHFC filed a petition in U.S. Tax Court pertaining to leveraged leases to contest years 1997 to 2001 and the trial was completed in 2011 with final judgment entered on July 22, 2014. The IRS issued Revenue Agent Reports for tax years 2005 through 2009. Protests were filed with respect to disagreed issues. The IRS commenced its audit of tax years 2010 through 2013 in September 2014.

On August, 5, 2013, the U.S. Tax Court issued an opinion in the litigation between the Company and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997 — 2001. The Company and the Internal Revenue Service are in the process of determining the impact of the decision on years subsequent to the years that were decided by the Court. The Company has made advance payments of tax and interest and is awaiting final IRS assessments. Although the Company is fully reserved for the taxes and interest that could be due, this decision may result in a decrease in the admissible book value of other deferred tax assets include in surplus in subsequent periods, absent consideration of further management actions.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2014	2013

	(in millions)
Balance at beginning of year	$2,715	$3,186
Additions based on tax positions related to the current year	49	150
Payments	(550)	(90)
Additions for tax positions of prior years	23	59
Reductions for tax positions of prior years	(235)	(590)

Balance at end of year	$2,002	$2,715

Included in the balances as of December 31, 2014 and 2013, respectively, are $154 million and $149 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2014 and 2013, are $1,848 million and $2,566 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Approximately $1,734 million and $2,281 million of such amounts at December 31, 2014 and 2013, respectively, represent deferred tax liability balances related to leveraged lease deductions taken in prior year tax returns that were considered in determining the amount of deferred tax assets that can be admitted by offsetting such amounts against deferred tax liabilities. Excluding the effect of interest and penalties, this will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 2002 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time however, the Company believes that the ultimate resolution will not result in a material change to its financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $9 million of interest expense, and $11 million, and $24 million of interest benefit for the years ended December 31, 2014, 2013 and 2012, respectively. The Company had approximately $209 million and $404 million accrued for interest as of December 31, 2014 and 2013, respectively. The Company did not recognize any material amounts of penalties for the years ended December 31, 2014, 2013 and 2012.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

10. Capital and Surplus - (continued)

other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2014 and 2013, the Company paid a dividend to its parent company MIC of $500 million and $300 million, respectively. The company paid no dividends for the year ended December 31, 2012.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2014 and 2013, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

The Company has surplus notes described below in the amount of $991 million. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: 1) interest payments may be made only with prior approval by the Insurance Department and 2) repayment of the principal due may be made only with the prior approval of the Insurance Department.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2014, 2013 and 2012. Total interest paid through December 31, 2014 was $680 million.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company issued two notes in the amount of $295 million and $110 million to an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7% per annum and is payable semi-annually. The notes mature on March 31, 2033. The combined interest expense on the notes was $29 million for years ended December 31, 2014, 2013 and 2012. Total interest paid through December 31, 2014 was $173 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month LIBOR plus 130 basis points and is payable semi-annually. The note matures on December 15, 2016. Interest expense was $2 million, $2 million, and $2 million for the years ended December 31, 2014, 2013 and 2012, respectively. Total interest paid through December 31, 2014 was $11 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company, JHIA, and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $398 million, $443 million, and $481 million, respectively, for the years ended December 31, 2014, 2013 and 2012.

The Company has Administrative Service Agreements with its subsidiaries whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $618 million, $328 million, and $266 million for the years ended December 31, 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and statements of operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2014, 2013 and 2012, respectively, the Company received dividends of $43 million, $297 million, and $274 million from John Hancock Investment Management Services LLC, $90 million, $98 million, and $96 million from JHD, $0 million, $0 million, and $0 million from JHNY, and $72 million, $0 million, and $0 million from John Hancock Subsidiaries, LLC (JHS). These dividends are included in the Company’s net investment income.

During 2014, the Company made a capital contribution of $3 million to JHS in exchange for one share of its common stock.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2014 and 2013, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2014	2013

	(In millions)
The Manufacturers Investment Corporation	$105	$313
John Hancock Financial Corporation	274	36
Manulife Reinsurance Limited	186	7
Manulife Reinsurance (Bermuda) Ltd.	696	81
John Hancock Life & Health Insurance Company	142	249
John Hancock Life Insurance Company Vermont	39	16
John Hancock Reassurance Company, Ltd.	278	21
John Hancock Life Insurance Company New York	611	381
John Hancock Investment Management Services LLC	31	87
John Hancock Subsidiaries LLC	45	26
John Hancock Insurance Agency, Inc.	16	17
Essex Corporation	1	1
Hancock Venture Partners, Inc.	-	15
JH Signature Services Inc.	9	9
JH Partnership Holdings I, II LP	2	4
John Hancock Energy Resources Management, Inc.	4	4
John Hancock Real Estate Finance	1	1
John Hancock Realty Advisors	8	8
JH Advisors LLC	158	37
Manulife Asset Management LLC	75	39
Declaration Management and Research LLC	4	5
Hancock Capital Investment Management LLC	15	7
John Hancock RPS, LLC	14	35
The Berkeley Financial Group, LLC	4	4
Signator Insurance Agency, Inc.	18	-
JH Networking Insurance Agency, Inc.	4	-

Total	$2,740	$1,403

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Please refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $207 million, purchase other invested assets of $1,917 million, purchase real estate of $114 million, and issue agricultural and commercial mortgages of $175 million at December 31, 2014. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 41% of these commitments expire in 2015 and the majority of the remainder expires by 2019.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non-cancelable Operating Leases	Sub-lease Income

	(in millions)
2015	$21	$4
2016	12	-
2017	9	-
2018	6	-
2019	5	-
Thereafter	354	-

Total	$407	$4

Other than the Company’s investment real estate, the Company does not have any material sub-lease income related to its office space. Leasing of investment real estate is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

On December 23, 2014, the Company entered into an agreement with New York Life under which John Hancock Retirement Plan Services, LLC, an indirect wholly owned subsidiary, will acquire New York Life’s Retirement Plan Services business. In addition, New York Life has agreed to assume, on a reinsurance basis, 60% of the Company’s in-force participating life insurance JHLICO closed block. Subject to the receipt of all necessary approvals and other customary closing conditions, the transaction is anticipated to close in the first half of 2015.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion effectively ruling in the government’s favor in the litigation between John Hancock and the Internal Revenue Service involving the tax treatment of John Hancock’s investments in certain leverage leases. The Company and the Internal Revenue Service are in the process of determining the impact of the decision on years subsequent to the years that were decided by the Court. Please refer to the federal income taxes note for further details. The Company has made advance payments of tax and interest and is awaiting final IRS assessments. Although the Company is fully reserved for the taxes and interest that could be due, this decision may result in a decrease in the admissible book value of other deferred tax assets included in surplus in subsequent periods, absent consideration of further management actions.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2014
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$968	$559	$1,879	$3,406	2%
At book value less current surrender charge of 5% or more	29	-	-	29	0%
At fair value	-	-	123,450	123,450	81%

Total with adjustment or at fair value	997	559	125,329	126,885	83%
At book value without adjustment (minimal or no charge or adjustment)	8,594	-	-	8,594	6%
Not subject to discretionary withdrawal	15,577	713	130	16,420	11%

Total (gross)	25,168	1,272	125,459	151,899	100%

Reinsurance ceded	5,483	-	-	5,483

Total (net)	$19,685	$1,272	$125,459	$146,416

	December 31, 2013
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$1,176	$586	$1,886	$3,648	2%
At book value less current surrender charge of 5% or more	510	-	-	510	0%
At fair value	-	-	126,623	126,623	81%

Total with adjustment or at fair value	1,686	586	128,509	130,781	83%
At book value without adjustment (minimal or no charge or adjustment)	8,634	-	-	8,634	6%
Not subject to discretionary withdrawal	15,764	686	122	16,572	11%

Total (gross)	26,084	1,272	128,631	155,987	100%

Reinsurance ceded	5,992	-	-	5,992

Total (net)	$20,092	$1,272	$128,631	$149,995

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guarantee and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
	2014	2013	2014	2013

	(in millions)
Group Annuities (Deposit Administration)	$78,905	$77,273	$-	$-
Variable Annuities	43,503	48,224	29	34
Life and COLI	12,359	11,832	-	-
Fixed Products — Institutional and stable value fund	2,713	2,756	-	-
Fixed Products — Retail	24	26	570	546
Investments — Funds	2,061	2,075	-	-

Total	$139,565	$142,186	$599	$580

As of December 31, 2014 and 2013, the general account of the Company had a maximum guarantee for separate account liabilities $7,816 million and $7,617 million, respectively. To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees are as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2014	$ 252	$ 74
2013	$ 263	$ 109
2012	$ 269	$ 165
2011	$ 261	$ 145
2010	$ 246	$ 137

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2014	2013

	(in millions, except for ages)
Account value	$44,116	$48,855
Amount of reserve held	865	349
Net amount at risk — gross	4,699	4,260
Weighted average attained age	67	66

The following assumptions and methodology were used to determine the amounts above at December 31, 2014 and 2013:

•

Actuarial Guideline XLIII (AG43) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG43.

•

In 2014 and 2013, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

•

In 2014 and 2013, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2014	2013

	(in millions)
Type of Fund
Equity	$27,353	$29,211
Balanced	19,449	21,212
Bonds	5,807	6,278
Money Market	683	861

Total	$53,292	$57,562

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2014			2013

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Premiums, deposits and other considerations	$-	$13,258	$13,258	$-	$13,613	$13,613

Reserves for accounts with assets at:
Fair value	1,272	137,306	138,578	1,272	139,976	141,248
Amortized cost	-	-	-	-	-	-

Total	$1,272	$137,306	$138,578	$1,272	$139,976	$141,248

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2014			2013

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$531	$1,879	$2,410	$554	$1,886	$2,440
At book value without fair value adjustments and with current surrender charge of 5% or more	-	2,483	2,483	-	1,933	1,933
At fair value	28	129,620	129,648	32	135,349	135,381
At book value without fair value adjustments and with current surrender charge of less than 5%	-	3,058	3,058	-	557	557

Subtotal	559	137,040	137,599	586	139,725	140,311
Not subject to discretionary withdrawal	713	266	979	686	251	937

Total	$1,272	$137,306	$138,578	$1,272	$139,976	$141,248

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2014	2013	2012

	(in millions)
Transfers to separate accounts	$16,100	$14,916	$18,798
Transfers from separate accounts	24,329	21,304	22,406

Net transfers to (from) separate accounts	$(8,229)	$(6,388)	$(3,608)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $37 million, $41 million, and $57 million in 2014, 2013 and 2012, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2014, 2013 and 2012, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $332 million and $344 million at December 31, 2014 and 2013, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2014, 2013 and 2012, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2014 and 2013 was $91 million and $88 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2014 and 2013 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit:At December 31, 2014, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2019. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2014. At December 31, 2014, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2014, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2014, the Company had no outstanding borrowings under the agreement.

At December 31, 2014, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2014, the Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2014 and 2013 was $411 million and $644 million, respectively. Interest ranging from 3.1% to 6.0% is due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2015-$146 million; 2016-$64 million; 2017-$4 million; 2018-$43 million; 2019-$16 million; and thereafter $138 million.

Interest expense on consumer notes, included in benefits to policyholders, was $24 million, $30 million, and $ 36 million in 2014, 2013 and 2012, respectively. Interest paid amounted to $24 million, $30 million, and $ 36 million in 2014, 2013 and 2012, respectively.

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2014 and 2013 since the counterparty is the parent entity of the Company; however, this note will continue to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $6 million, $6 million, and $4 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company has a demand note receivable dated March 2, 2009 with John Hancock Leasing Corporation (“JH Leasing”) that allows it to loan a minimum principal of $125,000 or an amount in excess in increments of $5,000. As of December 31, 2014 and 2013, the Company had amounts receivable from JH Leasing of $0 million and $3 million, respectively.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and is payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On May 23, 2014, the maturity date was extended for a period of one year to June 28, 2015. Following the extension, the interest rate was amended and is calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and is payable quarterly effective from June 28, 2014. Interest expense was $2 million, $2 million, and $1 million for the years ended December 31, 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note matures on December 20, 2015. Interest on the loan is calculated at a fluctuating rate equal to the one-month LIBOR rate and is payable monthly. Interest expense was $0 million, $0 million, and $0 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Pursuant to a senior note receivable dated December 9, 2014, the Company has $40 million outstanding with JHS. The note matures on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $0 million for the year ended December 31, 2014.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2014
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	20	20	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$20	$20	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$446	-	-

	December 31, 2013
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	19	19	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$373	-	-

FHLBI membership stock of $20 million and $19 million was classified as not eligible for redemption for the years ended December 31, 2014 and 2013, respectively. The Company did not have any collateral pledged to FHLBI as of December 31, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2014
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2013
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2014 was $10 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

17. Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000. As a result of the merger in 2009, the property and obligations of the JHLICO closed block became the property and obligations of JHUSA, but the Company operates these two closed blocks separately.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed blocks inure solely to the benefit of policyholders included in the closed blocks and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed blocks and the revenues from the closed blocks’ business prove to be insufficient to pay the benefits guaranteed in the closed blocks, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

17. Closed Blocks - (continued)

No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed blocks’ liabilities over the closed blocks’ assets represents the expected future post-tax contribution from that closed block which may be recognized in income over the period the policies and contracts in that closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA and JHLICO closed blocks. The JHLICO assets and liabilities exclude the impact of the transfer of the NY business (described in the Reinsurance Note), consistent with the Closed Block Annual Statement filed with the State of Michigan.

	JHUSA		JHLICO
	2014	2013	2014	2013

	(in millions)
Assets:
Bonds	$3,153	$2,959	$6,248	$6,143
Stocks:
Preferred stocks	-	-	4	4
Common stocks	1	1	11	9
Mortgage loans on real estate	402	514	1,633	1,971
Real estate	842	698	12	12
Cash, cash equivalents and short-term investments	3	-	4	3
Policy loans	1,551	1,585	1,354	1,504
Other invested assets	113	116	127	109

Total cash and invested assets	6,065	5,873	9,393	9,755
Investment income due and accrued	105	101	126	124
Premiums due and deferred	12	13	68	75
Net deferred tax asset	112	112	157	188
Other closed block assets	63	234	91	53

Total closed block assets	$6,357	$6,333	$9,835	$10,195

Obligations:
Policy reserves	5,871	5,989	9,710	10,159
Policyholders’ and beneficiaries’ funds	67	69	1,360	1,394
Dividends payable to policyholders	314	319	208	216
Policy benefits in process of payment	52	72	155	139
Other policy obligations	2	6	6	7
Other closed block obligations	720	763	198	170

Total closed block obligations	$7,026	$7,218	$11,637	$12,085

18. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2014 financial statements through March 25, 2015, the date the financial statements were issued.

AUDITED FINANCIAL STATEMENTS

John Hancock Variable Life Separate Account UV of John Hancock Life Insurance Company (U.S.A.)

December 31, 2014

John Hancock Variable Life Separate Account UV

Audited Financial Statements

December  31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account UV

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account UV (the Account) comprised of the following sub-accounts,

500 Index Fund B Series NAV	Lifestyle Balanced MVP Series NAV
Active Bond Trust Series NAV	Lifestyle Conservative MVP Series NAV
All Cap Core Trust Series NAV	Lifestyle Growth MVP Series NAV
American Global Growth Trust Series I	Lifestyle Moderate MVP Series NAV
American Growth Trust Series I	M Capital Appreciation
American Growth-Income Trust Series I	M International Equity
American International Trust Series I	M Large Cap Growth
American New World Trust Series I	M Large Cap Value
Blue Chip Growth Trust Series NAV	Mid Cap Index Trust Series NAV
Capital Appreciation Trust Series NAV	Mid Cap Stock Trust Series NAV
Capital Appreciation Value Trust Series NAV	Mid Value Trust Series NAV
Core Bond Trust Series NAV	Money Market Trust B Series NAV
Core Strategy Trust Series NAV	PIMCO All Asset
Emerging Markets Value Trust Series NAV	Real Estate Securities Trust Series NAV
Equity-Income Trust Series NAV	Real Return Bond Trust Series NAV
Financial Industries Trust Series NAV	Science & Technology Trust Series NAV
Fundamental All Cap Core Trust Series NAV	Short Term Government Income Trust Series NAV
Fundamental Large Cap Value Trust Series NAV	Small Cap Growth Trust Series NAV
Global Bond Trust Series NAV	Small Cap Index Trust Series NAV
Global Trust Series NAV	Small Cap Opportunities Trust Series NAV
Health Sciences Trust Series NAV	Small Cap Value Trust Series NAV
High Yield Trust Series NAV	Small Company Value Trust Series NAV
International Core Trust Series NAV	Strategic Income Opportunities Trust Series NAV
International Equity Index Trust B Series NAV	Total Bond Market Trust B Series NAV
International Growth Stock Trust Series NAV	Total Return Trust Series NAV
International Small Company Trust Series NAV	Total Stock Market Index Trust Series NAV
International Value Trust Series NAV	U.S. Equity Trust Series NAV
Investment Quality Bond Trust Series NAV	Utilities Trust Series NAV
Lifestyle Aggressive MVP Series NAV	Value Trust Series NAV

as of December 31, 2014, and the related statements of operations and changes in contract owners’ equity and unit values disclosure for the above mentioned sub-accounts and for the Fundamental Value Trust Series NAV and Natural Resources Trust Series NAV (the “closed sub-accounts”) for each of the years or periods indicated therein. These financial statements and unit values disclosure are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and unit values disclosure based on our audits.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and unit values disclosure are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and unit values disclosure, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and unit values disclosure referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account UV at December 31, 2014, the results of their and the closed sub- accounts’ operations, changes in contract owners’ equity and unit values disclosure for the years or periods indicated therein in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Toronto, Canada

March 27, 2015

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

	500 Index Fund B Series NAV	Active Bond Trust Series NAV	All Cap Core Trust Series NAV	American Global Growth Trust Series I (g)	American Growth Trust Series I	American Growth-Income Trust Series I
Total Assets
Investments at fair value	$149,819,693	$85,223,261	$69,173	$33,122	$581,537	$186,869
Policy loans	—	11,885,044	—	—	—	—

Total assets	$149,819,693	$97,108,305	$69,173	$33,122	$581,537	$186,869

Units outstanding	3,911,985	726,686	3,538	2,256	28,646	9,518
Unit value	$38.30	$133.63	$19.55	$14.68	$20.30	$19.63

Shares	5,834,100	8,617,114	2,531	2,088	24,160	7,786
Cost	$88,175,770	$81,540,214	$49,620	$31,364	$379,170	$146,461

(g)	Sub-account available in prior year but no activity.

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

	American International Trust Series I	American New World Trust Series I	Blue Chip Growth Trust Series NAV	Capital Appreciation Trust Series NAV	Capital Appreciation Value Trust Series NAV	Core Bond Trust Series NAV
Total Assets
Investments at fair value	$225,836	$31,060	$63,669,899	$32,292,699	$248,114	$72,531
Policy loans	—	—	2,584,946	—	—	—

Total assets	$225,836	$31,060	$66,254,845	$32,292,699	$248,114	$72,531

Units outstanding	12,745	1,935	520,432	1,368,564	14,148	4,459
Unit value	$17.72	$16.05	$127.31	$23.60	$17.54	$16.27

Shares	12,240	2,349	1,775,513	2,086,092	19,429	5,507
Cost	$192,709	$33,118	$32,360,221	$20,545,900	$234,058	$71,880

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

	Core Strategy Trust Series NAV (g)	Emerging Markets Value Trust Series NAV	Equity-Income Trust Series NAV	Financial Industries Trust Series NAV (f)	Fundamental All Cap Core Trust Series NAV	Fundamental Large Cap Value Trust Series NAV
Total Assets
Investments at fair value	$665,971	$1,011,606	$38,736,128	$127,311	$180,914,781	$723,089
Policy loans	—	—	—	—	28,658,864	—

Total assets	$665,971	$1,011,606	$38,736,128	$127,311	$209,573,645	$723,089

Units outstanding	45,197	91,932	934,564	5,425	946,027	36,810
Unit value	$14.73	$11.00	$41.45	$23.47	$221.53	$19.64

Shares	44,517	113,664	2,028,070	7,458	8,001,538	41,270
Cost	$635,886	$1,158,417	$31,294,251	$79,732	$108,625,047	$650,738

(f)	Renamed on November 10, 2014. Previously known as Financial Services Trust.
(g)	Sub-account available in prior year but no activity.

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

	Global Bond Trust Series NAV	Global Trust Series NAV	Health Sciences Trust Series NAV	High Yield Trust Series NAV	International Core Trust Series NAV	International Equity Index Trust B Series NAV
Total Assets
Investments at fair value	$8,576,779	$431,568	$1,055,229	$1,126,715	$125,398	$40,435,701
Policy loans	—	—	—	—	—	408,347

Total assets	$8,576,779	$431,568	$1,055,229	$1,126,715	$125,398	$40,844,048

Units outstanding	310,349	25,446	19,733	57,349	8,214	984,346
Unit value	$27.64	$16.96	$53.48	$19.65	$15.27	$41.49

Shares	686,142	22,064	31,238	200,127	11,965	2,552,759
Cost	$8,666,536	$434,642	$620,637	$1,217,419	$126,173	$36,462,413

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

	International Growth Stock Trust Series NAV	International Small Company Trust Series NAV	International Value Trust Series NAV	Investment Quality Bond Trust Series NAV	Lifestyle Aggressive MVP Series NAV (a)	Lifestyle Balanced MVP Series NAV (b)
Total Assets
Investments at fair value	$86,158	$78,437	$42,451,706	$133,752	$537,890	$71,706,437
Policy loans	—	—	—	—	—	9,364,476

Total assets	$86,158	$78,437	$42,451,706	$133,752	$537,890	$81,070,913

Units outstanding	7,004	5,534	2,382,246	8,769	28,821	1,987,180
Unit value	$12.30	$14.17	$17.82	$15.25	$18.66	$40.80

Shares	5,197	6,779	3,409,776	11,520	49,990	5,162,450
Cost	$73,616	$66,726	$38,817,354	$133,807	$408,009	$52,970,809

(a)	Renamed on May 5, 2014. Previously known as Lifestyle Aggressive Trust.
(b)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

	Lifestyle Conservative MVP Series NAV (c)	Lifestyle Growth MVP Series NAV (d)	Lifestyle Moderate MVP Series NAV (e)	M Capital Appreciation (h)	M International Equity (h)	M Large Cap Growth (h)
Total Assets
Investments at fair value	$346,560	$3,372,779	$221,880	$603,867	$903,466	$390,193
Policy loans	—	—	—	—	—	—

Total assets	$346,560	$3,372,779	$221,880	$603,867	$903,466	$390,193

Units outstanding	21,138	193,950	13,311	8,211	29,440	9,044
Unit value	$16.40	$17.39	$16.67	$73.54	$30.69	$43.14

Shares	28,547	238,359	16,670	19,982	75,731	16,292
Cost	$373,780	$2,824,578	$214,712	$472,642	$1,025,082	$257,470

(c)	Renamed on May 5, 2014. Previously known as Lifestyle Conservative Trust.
(d)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.
(e)	Renamed on May 5, 2014. Previously known as Lifestyle Moderate Trust.
(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

	M Large Cap Value (h)	Mid Cap Index Trust Series NAV	Mid Cap Stock Trust Series NAV	Mid Value Trust Series NAV	Money Market Trust B Series NAV	PIMCO All Asset (h)
Total Assets
Investments at fair value	$142,832	$491,998	$18,031,172	$7,307,485	$11,802,182	$307,205
Policy loans	—	—	—	—	1,951,671	—

Total assets	$142,832	$491,998	$18,031,172	$7,307,485	$13,753,853	$307,205

Units outstanding	6,017	29,320	275,295	200,044	331,779	19,564
Unit value	$23.74	$16.78	$65.50	$36.53	$41.45	$15.70

Shares	10,691	22,073	961,663	525,340	11,802,182	29,174
Cost	$117,840	$391,916	$14,138,488	$5,199,751	$11,802,182	$331,796

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

	Real Estate Securities Trust Series NAV	Real Return Bond Trust Series NAV	Science & Technology Trust Series NAV	Short Term Government Income Trust Series NAV	Small Cap Growth Trust Series NAV	Small Cap Index Trust Series NAV
Total Assets
Investments at fair value	$17,156,512	$179,475	$162,530	$5,000,905	$11,217,849	$287,755
Policy loans	501,161	—	—	—	—	—

Total assets	$17,657,673	$179,475	$162,530	$5,000,905	$11,217,849	$287,755

Units outstanding	117,199	12,392	6,273	435,103	378,707	15,836
Unit value	$150.66	$14.48	$25.91	$11.49	$29.62	$18.17

Shares	961,688	15,158	5,969	403,624	953,902	18,661
Cost	$9,559,548	$191,412	$97,089	$5,190,588	$8,980,312	$236,157

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

	Small Cap Opportunities Trust Series NAV	Small Cap Value Trust Series NAV	Small Company Value Trust Series NAV	Strategic Income Opportunities Trust Series NAV	Total Bond Market Trust B Series NAV	Total Return Trust Series NAV
Total Assets
Investments at fair value	$25,995	$3,180,566	$267,188	$195,785	$32,903,062	$758,430
Policy loans	—	—	—	—	—	—

Total assets	$25,995	$3,180,566	$267,188	$195,785	$32,903,062	$758,430

Units outstanding	1,351	62,416	12,074	10,485	1,504,237	42,452
Unit value	$19.24	$50.96	$22.13	$18.67	$21.87	$17.87

Shares	827	129,502	10,822	14,832	3,175,971	55,279
Cost	$23,980	$2,179,868	$185,115	$202,482	$32,721,165	$783,135

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

	Total Stock Market Index Trust Series NAV	U.S. Equity Trust Series NAV	Utilities Trust Series NAV	Value Trust Series NAV
Total Assets
Investments at fair value	$1,014,923	$4,101	$396,308	$297,603
Policy loans	—	—	—	—

Total assets	$1,014,923	$4,101	$396,308	$297,603

Units outstanding	25,839	280	13,954	11,002
Unit value	$39.28	$14.65	$28.40	$27.05

Shares	54,801	211	24,373	11,575
Cost	$676,415	$3,542	$302,228	$216,632

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund B Series NAV		Active Bond Trust Series NAV		All Cap Core Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$2,360,336	$2,382,691	$3,227,193	$5,099,354	$666	$647
Interest on policy loans	—	—	919,651	928,302	—	—
Expenses:
Mortality and expense risk and administrative charges	(833,183)	(769,004)	(444,275)	(455,778)	(228)	(197)

Net investment income (loss)	1,527,153	1,613,687	3,702,569	5,571,878	438	450

Realized gains (losses) on investments:
Capital gain distributions received	2,151,412	269,819	—	—	—	—
Net realized gain (loss)	4,583,110	5,330,556	219,394	378,107	419	172

Realized gains (losses)	6,734,522	5,600,375	219,394	378,107	419	172

Unrealized appreciation (depreciation) during the period	9,332,840	28,660,883	2,413,275	(5,331,259)	5,148	11,862

Net increase (decrease) in contract owners’ equity from operations	17,594,515	35,874,945	6,335,238	618,726	6,005	12,484

Changes from principal transactions:
Purchase payments	983,022	1,088,796	2,219,365	2,297,975	10,703	11,391
Transfers between sub-accounts and the company	118,246	(6,916,805)	(422,753)	325,521	—	3,322
Transfers on general account policy loans	(229,574)	(149,136)	1,071,636	1,191,928	—	—
Withdrawals	(7,934,156)	(5,457,160)	(6,772,830)	(6,858,433)	(1)	—
Annual contract fee	(2,312,302)	(2,334,753)	(2,445,617)	(2,566,484)	(1,248)	(710)
Net change in separate account policy loans	—	—	(1,216,104)	(1,320,322)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(9,374,764)	(13,769,058)	(7,566,303)	(6,929,815)	9,454	14,003

Total increase (decrease) in contract owners’ equity	8,219,751	22,105,887	(1,231,065)	(6,311,089)	15,459	26,487
Contract owners’ equity at beginning of period	141,599,942	119,494,055	98,339,370	104,650,459	53,714	27,227

Contract owners’ equity at end of period	$149,819,693	$141,599,942	$97,108,305	$98,339,370	$69,173	$53,714

	2014	2013	2014	2013	2014	2013
Units, beginning of period	4,170,650	4,620,272	787,611	846,042	3,019	2,080
Units issued	22,166	39,870	6,692	9,146	585	983
Units redeemed	(280,831)	(489,492)	(67,617)	(67,577)	(66)	(44)

Units, end of period	3,911,985	4,170,650	726,686	787,611	3,538	3,019

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	All Cap Value Trust Series NAV		American Global Growth Trust Series I		American Growth Trust Series I
	2014	2013 (i)	2014 (g)	2013	2014	2013
Income:
Dividend distributions received	$—	$2,341	$268	$—	$4,728	$3,068
Interest on policy loans	—	—	—	—	—	—
Expenses:
Mortality and expense risk and administrative charges	—	(262)	—	—	(2,390)	(2,050)

Net investment income (loss)	—	2,079	268	—	2,338	1,018

Realized gains (losses) on investments:
Capital gain distributions received	—	90,691	—	—	—	—
Net realized gain (loss)	—	(42,202)	40	—	36,902	50,534

Realized gains (losses)	—	48,489	40	—	36,902	50,534

Unrealized appreciation (depreciation) during the period	—	(6,239)	1,759	—	(247)	112,423

Net increase (decrease) in contract owners’ equity from operations	—	44,329	2,067	—	38,993	163,975

Changes from principal transactions:
Purchase payments	—	—	—	—	26,470	23,535
Transfers between sub-accounts and the company	—	(181,972)	32,301	—	(92,858)	(111,269)
Transfers on general account policy loans	—	—	—	—	—	—
Withdrawals	—	18	(362)	—	1,037	(38,381)
Annual contract fee	—	(4,036)	(884)	—	(17,311)	(31,432)
Net change in separate account policy loans	—	—	—	—	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	—	(185,990)	31,055	—	(82,662)	(157,547)

Total increase (decrease) in contract owners’ equity	—	(141,661)	33,122	—	(43,669)	6,428
Contract owners’ equity at beginning of period	—	141,661	—	—	625,206	618,778

Contract owners’ equity at end of period	$—	$—	$33,122	$—	$581,537	$625,206

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	9,191	—	—	32,992	41,945
Units issued	—	638	2,317	—	1,343	1,837
Units redeemed	—	(9,829)	(61)	—	(5,689)	(10,790)

Units, end of period	—	—	2,256	—	28,646	32,992

(g)	Sub-account available in prior year but no activity.
(i)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on December 9, 2013.

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series I		American International Trust Series I		American New World Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,657	$907	$2,369	$1,976	$272	$9
Interest on policy loans	—	—	—	—	—	—
Expenses:
Mortality and expense risk and administrative charges	(321)	(283)	(713)	(649)	—	—

Net investment income (loss)	1,336	624	1,656	1,327	272	9

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	860	—
Net realized gain (loss)	6,565	14,900	(426)	(1,921)	40	183

Realized gains (losses)	6,565	14,900	(426)	(1,921)	900	183

Unrealized appreciation (depreciation) during the period	11,389	17,735	(8,870)	39,037	(2,139)	(15)

Net increase (decrease) in contract owners’ equity from operations	19,290	33,259	(7,640)	38,443	(967)	177

Changes from principal transactions:
Purchase payments	12,755	15,985	12,848	12,765	—	—
Transfers between sub-accounts and the company	62,191	(11,564)	4,346	(15,451)	32,301	927
Transfers on general account policy loans	(71)	(1,120)	—	—	—	—
Withdrawals	(2,081)	(58,339)	(4)	(1)	(273)	(3,580)
Annual contract fee	(6,087)	(10,659)	(5,816)	(5,785)	(982)	(3,104)
Net change in separate account policy loans	—	—	—	—	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	66,707	(65,697)	11,374	(8,472)	31,046	(5,757)

Total increase (decrease) in contract owners’ equity	85,997	(32,438)	3,734	29,971	30,079	(5,580)
Contract owners’ equity at beginning of period	100,872	133,310	222,102	192,132	981	6,561

Contract owners’ equity at end of period	$186,869	$100,872	$225,836	$222,103	$31,060	$981

	2014	2013	2014	2013	2014	2013
Units, beginning of period	5,720	9,934	12,117	12,680	56	416
Units issued	4,724	1,051	1,050	920	1,935	118
Units redeemed	(926)	(5,265)	(422)	(1,483)	(56)	(478)

Units, end of period	9,518	5,720	12,745	12,117	1,935	56

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series NAV		Capital Appreciation Trust Series NAV		Capital Appreciation Value Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$165,159	$25,842	$65,436	$3,510	$3,058
Interest on policy loans	200,703	187,878	—	—	—	—
Expenses:
Mortality and expense risk and administrative charges	(357,402)	(304,143)	(175,347)	(144,847)	—	—

Net investment income (loss)	(156,699)	48,894	(149,505)	(79,411)	3,510	3,058

Realized gains (losses) on investments:
Capital gain distributions received	2,488,211	—	3,353,818	—	27,257	20,130
Net realized gain (loss)	2,306,976	1,655,788	517,997	434,641	2,218	333

Realized gains (losses)	4,795,187	1,655,788	3,871,815	434,641	29,475	20,463

Unrealized appreciation (depreciation) during the period	608,806	16,526,407	(1,033,670)	7,706,276	(4,910)	22,004

Net increase (decrease) in contract owners’ equity from operations	5,247,294	18,231,089	2,688,640	8,061,506	28,075	45,525

Changes from principal transactions:
Purchase payments	1,815,636	1,918,485	702,748	778,938	15,119	16,992
Transfers between sub-accounts and the company	(173,982)	247,371	261,635	50,554	(39,851)	—
Transfers on general account policy loans	(208,740)	(322,958)	(155,426)	(36,700)	—	—
Withdrawals	(2,608,456)	(2,124,880)	(437,400)	(526,380)	—	(1)
Annual contract fee	(1,657,754)	(1,595,637)	(664,417)	(653,384)	(4,981)	(5,128)
Net change in separate account policy loans	(184,271)	(83,389)	—	—	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(3,017,567)	(1,961,008)	(292,860)	(386,972)	(29,713)	11,863

Total increase (decrease) in contract owners’ equity	2,229,727	16,270,081	2,395,780	7,674,534	(1,638)	57,388
Contract owners’ equity at beginning of period	64,025,118	47,755,037	29,896,919	22,222,385	249,752	192,364

Contract owners’ equity at end of period	$66,254,845	$64,025,118	$32,292,699	$29,896,919	$248,114	$249,752

	2014	2013	2014	2013	2014	2013
Units, beginning of period	544,513	558,419	1,381,742	1,404,090	16,004	15,076
Units issued	11,642	18,041	33,553	47,314	973	1,287
Units redeemed	(35,723)	(31,947)	(46,731)	(69,662)	(2,829)	(359)

Units, end of period	520,432	544,513	1,368,564	1,381,742	14,148	16,004

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series NAV		Core Strategy Trust Series NAV		Emerging Markets Value Trust Series NAV
	2014	2013	2014 (g)	2013	2014	2013
Income:
Dividend distributions received	$2,145	$1,602	$16,318	$—	$19,987	$13,147
Interest on policy loans	—	—	—	—	—	—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	(3,817)	(3,615)

Net investment income (loss)	2,145	1,602	16,318	—	16,170	9,532

Realized gains (losses) on investments:
Capital gain distributions received	—	2,922	2,134	—	34,097	33,437
Net realized gain (loss)	95	3,496	401	—	(45,075)	(16,161)

Realized gains (losses)	95	6,418	2,535	—	(10,978)	17,276

Unrealized appreciation (depreciation) during the period	1,941	(10,155)	30,085	—	(64,906)	(48,239)

Net increase (decrease) in contract owners’ equity from operations	4,181	(2,135)	48,938	—	(59,714)	(21,431)

Changes from principal transactions:
Purchase payments	—	—	—	—	30,992	38,582
Transfers between sub-accounts and the company	—	—	624,532	—	146,026	249,739
Transfers on general account policy loans	—	—	—	—	(11,598)	(5,126)
Withdrawals	(1)	(42,097)	(4)	—	(104,704)	(15,579)
Annual contract fee	(2,058)	(2,118)	(7,495)	—	(23,639)	(21,825)
Net change in separate account policy loans	—	—	—	—	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(2,059)	(44,215)	617,033	—	37,077	245,791

Total increase (decrease) in contract owners’ equity	2,122	(46,350)	665,971	—	(22,637)	224,360
Contract owners’ equity at beginning of period	70,409	116,759	—	—	1,034,243	809,883

Contract owners’ equity at end of period	$72,531	$70,409	$665,971	$—	$1,011,606	$1,034,243

	2014	2013	2014	2013	2014	2013
Units, beginning of period	4,589	7,450	—	—	88,646	67,239
Units issued	—	—	45,716	—	15,995	26,182
Units redeemed	(130)	(2,861)	(519)	—	(12,709)	(4,775)

Units, end of period	4,459	4,589	45,197	—	91,932	88,646

(g)	Sub-account available in prior year but no activity.

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity-Income Trust Series NAV		Financial Industries Trust Series NAV		Franklin Templeton Founding Allocation Trust Series NAV
	2014	2013	2014 (f)	2013	2014	2013
Income:
Dividend distributions received	$721,463	$683,718	$937	$765	$—	$—
Interest on policy loans	—	—	—	—	—	—
Expenses:
Mortality and expense risk and administrative charges	(203,597)	(183,847)	(110)	(123)	—	—

Net investment income (loss)	517,866	499,871	827	642	—	—

Realized gains (losses) on investments:
Capital gain distributions received	3,290,204	—	—	1,178	—	—
Net realized gain (loss)	318,500	189,808	1,894	4,276	—	2,210

Realized gains (losses)	3,608,704	189,808	1,894	5,454	—	2,210

Unrealized appreciation (depreciation) during the period	(1,559,213)	8,077,757	7,326	23,466	—	(1,660)

Net increase (decrease) in contract owners’ equity from operations	2,567,357	8,767,436	10,047	29,562	—	550

Changes from principal transactions:
Purchase payments	792,738	866,299	7,331	9,544	—	101
Transfers between sub-accounts and the company	(540,798)	(410,118)	1,560	(4,903)	—	—
Transfers on general account policy loans	(189,879)	(315,165)	(393)	(316)	—	—
Withdrawals	(665,558)	(887,655)	(9,322)	(1,615)	—	(14,942)
Annual contract fee	(847,895)	(877,035)	(5,353)	(5,555)	—	(43)
Net change in separate account policy loans	—	—	—	—	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(1,451,392)	(1,623,674)	(6,177)	(2,845)	—	(14,884)

Total increase (decrease) in contract owners’ equity	1,115,965	7,143,762	3,870	26,717	—	(14,334)
Contract owners’ equity at beginning of period	37,620,163	30,476,401	123,441	96,724	—	14,334

Contract owners’ equity at end of period	$38,736,128	$37,620,163	$127,311	$123,441	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	970,811	1,016,652	5,679	6,041	—	1,264
Units issued	14,634	18,550	252	388	—	5
Units redeemed	(50,881)	(64,391)	(506)	(750)	—	(1,269)

Units, end of period	934,564	970,811	5,425	5,679	—	—

(f)	Renamed on November 10, 2014. Previously known as Financial Services Trust.

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental All Cap Core Trust Series NAV		Fundamental Large Cap Value Trust Series NAV		Fundamental Value Trust Series NAV
	2014	2013	2014	2013	2014 (j)	2013
Income:
Dividend distributions received	$795,217	$1,558,382	$4,421	$1,819	$6,165	$4,116
Interest on policy loans	2,209,364	2,156,224	—	—	—	—
Expenses:
Mortality and expense risk and administrative charges	(870,194)	(794,660)	(448)	(21)	(681)	(659)

Net investment income (loss)	2,134,387	2,919,946	3,973	1,798	5,484	3,457

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	84,060	—
Net realized gain (loss)	5,012,426	2,650,745	5,204	11,406	44,815	2,509

Realized gains (losses)	5,012,426	2,650,745	5,204	11,406	128,875	2,509

Unrealized appreciation (depreciation) during the period	10,727,661	44,321,952	26,643	31,437	(110,454)	78,281

Net increase (decrease) in contract owners’ equity from operations	17,874,474	49,892,643	35,820	44,641	23,905	84,247

Changes from principal transactions:
Purchase payments	6,606,913	6,963,611	8,362	342	13,618	20,923
Transfers between sub-accounts and the company	(948,257)	(644,531)	362,243	151,293	(373,297)	(23)
Transfers on general account policy loans	1,039,942	977,647	—	—	(12)	(1,522)
Withdrawals	(12,474,465)	(12,274,186)	5	15	(21)	—
Annual contract fee	(6,545,241)	(6,256,726)	(6,014)	(1,284)	(6,179)	(6,699)
Net change in separate account policy loans	(2,053,701)	(1,806,452)	—	—	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(14,374,809)	(13,040,637)	364,596	150,366	(365,891)	12,679

Total increase (decrease) in contract owners’ equity	3,499,665	36,852,006	400,416	195,007	(341,986)	96,926
Contract owners’ equity at beginning of period	206,073,980	169,221,974	322,673	127,666	341,986	245,060

Contract owners’ equity at end of period	$209,573,645	$206,073,980	$723,089	$322,673	$—	$341,986

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,037,247	1,088,901	18,038	9,374	19,987	19,091
Units issued	29,639	39,725	19,653	11,135	797	1,423
Units redeemed	(120,859)	(91,379)	(881)	(2,471)	(20,784)	(527)

Units, end of period	946,027	1,037,247	36,810	18,038	—	19,987

(j)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series NAV		Global Trust Series NAV		Health Sciences Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$86,758	$45,096	$8,380	$335	$—	$—
Interest on policy loans	—	—	—	—	—	—
Expenses:
Mortality and expense risk and administrative charges	(50,689)	(51,025)	(113)	—	(363)	(303)

Net investment income (loss)	36,069	(5,929)	8,267	335	(363)	(303)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	124,526	63,954
Net realized gain (loss)	18,792	(82,282)	698	143	56,703	15,614

Realized gains (losses)	18,792	(82,282)	698	143	181,229	79,568

Unrealized appreciation (depreciation) during the period	105,065	(488,396)	(11,645)	5,200	79,685	207,013

Net increase (decrease) in contract owners’ equity from operations	159,926	(576,607)	(2,680)	5,678	260,551	286,278

Changes from principal transactions:
Purchase payments	94,253	106,303	1,946	—	38,470	39,903
Transfers between sub-accounts and the company	(1,471)	(300,453)	412,452	—	(56,441)	27,500
Transfers on general account policy loans	(71,916)	(33,855)	—	—	(2,312)	(1,479)
Withdrawals	(98,777)	(181,156)	(577)	—	(22,196)	(2,517)
Annual contract fee	(122,678)	(145,313)	(3,198)	(634)	(27,062)	(30,021)
Net change in separate account policy loans	—	—	—	—	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(200,589)	(554,474)	410,623	(634)	(69,541)	33,386

Total increase (decrease) in contract owners’ equity	(40,663)	(1,131,081)	407,943	5,044	191,010	319,664
Contract owners’ equity at beginning of period	8,617,442	9,748,523	23,625	18,581	864,219	544,555

Contract owners’ equity at end of period	$8,576,779	$8,617,442	$431,568	$23,625	$1,055,229	$864,219

	2014	2013	2014	2013	2014	2013
Units, beginning of period	317,326	337,106	1,335	1,376	21,294	20,304
Units issued	3,378	6,142	24,281	—	781	2,091
Units redeemed	(10,355)	(25,922)	(170)	(41)	(2,342)	(1,101)

Units, end of period	310,349	317,326	25,446	1,335	19,733	21,294

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series NAV		International Core Trust Series NAV		International Equity Index Trust B Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$79,993	$82,213	$4,968	$4,132	$1,343,956	$1,055,340
Interest on policy loans	—	—	—	—	29,380	32,705
Expenses:
Mortality and expense risk and administrative charges	(5,376)	(5,443)	(714)	(624)	(257,998)	(267,818)

Net investment income (loss)	74,617	76,770	4,254	3,508	1,115,338	820,227

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(12,241)	(5,684)	1,065	(3,754)	(560,548)	(1,438,680)

Realized gains (losses)	(12,241)	(5,684)	1,065	(3,754)	(560,548)	(1,438,680)

Unrealized appreciation (depreciation) during the period	(62,383)	38,448	(15,649)	31,906	(2,745,707)	6,565,895

Net increase (decrease) in contract owners’ equity from operations	(7)	109,534	(10,330)	31,660	(2,190,917)	5,947,442

Changes from principal transactions:
Purchase payments	67,212	75,731	1,657	1,663	423,763	453,552
Transfers between sub-accounts and the company	(4,978)	(157,030)	(23,490)	(5,834)	(131,037)	(4,454,154)
Transfers on general account policy loans	(19,571)	(34,651)	—	—	14,805	(113,334)
Withdrawals	(133,140)	(120,354)	188	—	(1,899,853)	(329,055)
Annual contract fee	(62,991)	(97,155)	(1,366)	(1,768)	(931,683)	(1,003,867)
Net change in separate account policy loans	—	—	—	—	(73,611)	(39,030)

Net increase (decrease) in contract owners’ equity from principal transactions	(153,468)	(333,459)	(23,011)	(5,939)	(2,597,616)	(5,485,888)

Total increase (decrease) in contract owners’ equity	(153,475)	(223,925)	(33,341)	25,721	(4,788,533)	461,554
Contract owners’ equity at beginning of period	1,280,190	1,504,115	158,739	133,018	45,632,581	45,171,027

Contract owners’ equity at end of period	$1,126,715	$1,280,190	$125,398	$158,739	$40,844,048	$45,632,581

	2014	2013	2014	2013	2014	2013
Units, beginning of period	65,123	81,888	9,580	9,984	1,047,137	1,177,734
Units issued	3,127	9,814	95	114	9,536	26,782
Units redeemed	(10,901)	(26,579)	(1,461)	(518)	(72,327)	(157,379)

Units, end of period	57,349	65,123	8,214	9,580	984,346	1,047,137

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Growth Stock Trust Series NAV		International Small Company Trust Series NAV		International Value Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,667	$1,080	$1,171	$1,515	$1,405,311	$806,741
Interest on policy loans	—	—	—	—	—	—
Expenses:
Mortality and expense risk and administrative charges	(429)	(368)	(21)	(22)	(279,657)	(252,341)

Net investment income (loss)	1,238	712	1,150	1,493	1,125,654	554,400

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,971	640	4,210	4,239	169,239	126,736

Realized gains (losses)	1,971	640	4,210	4,239	169,239	126,736

Unrealized appreciation (depreciation) during the period	(4,012)	13,927	(11,085)	14,310	(7,631,919)	9,329,663

Net increase (decrease) in contract owners’ equity from operations	(803)	15,279	(5,725)	20,042	(6,337,026)	10,010,799

Changes from principal transactions:
Purchase payments	2,936	4,129	4,871	3,073	237,332	264,295
Transfers between sub-accounts and the company	(10,299)	(1,592)	(9,174)	(18,341)	49,074	(6,329)
Transfers on general account policy loans	(1,113)	52	—	—	(104,866)	(157,629)
Withdrawals	119	(1)	9	(1)	25,345	8,519
Annual contract fee	(998)	(1,700)	(2,065)	(2,963)	(524,648)	(537,926)
Net change in separate account policy loans	—	—	—	—	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(9,355)	888	(6,359)	(18,232)	(317,763)	(429,070)

Total increase (decrease) in contract owners’ equity	(10,158)	16,167	(12,084)	1,810	(6,654,789)	9,581,729
Contract owners’ equity at beginning of period	96,316	80,149	90,521	88,711	49,106,495	39,524,767

Contract owners’ equity at end of period	$86,158	$96,316	$78,437	$90,521	$42,451,706	$49,106,496

	2014	2013	2014	2013	2014	2013
Units, beginning of period	7,801	7,703	5,948	7,355	2,397,681	2,421,961
Units issued	257	761	571	755	11,395	16,358
Units redeemed	(1,054)	(663)	(985)	(2,162)	(26,830)	(40,638)

Units, end of period	7,004	7,801	5,534	5,948	2,382,246	2,397,681

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series NAV		Lifestyle Aggressive MVP Series NAV		Lifestyle Balanced MVP Series NAV
	2014	2013	2014 (a)	2013	2014 (b)	2013
Income:
Dividend distributions received	$4,078	$4,881	$15,633	$12,440	$2,089,414	$2,061,204
Interest on policy loans	—	—	—	—	729,568	731,501
Expenses:
Mortality and expense risk and administrative charges	(743)	(623)	(15)	(14)	(445,949)	(451,389)

Net investment income (loss)	3,335	4,258	15,618	12,426	2,373,033	2,341,316

Realized gains (losses) on investments:
Capital gain distributions received	306	2,348	—	—	—	—
Net realized gain (loss)	2,277	272	20,313	4,083	2,635,599	2,555,959

Realized gains (losses)	2,583	2,620	20,313	4,083	2,635,599	2,555,959

Unrealized appreciation (depreciation) during the period	2,890	(10,316)	(28,592)	96,215	(1,651,295)	4,296,909

Net increase (decrease) in contract owners’ equity from operations	8,808	(3,438)	7,339	112,724	3,357,337	9,194,184

Changes from principal transactions:
Purchase payments	4,061	4,287	41,973	44,785	3,432,894	3,752,458
Transfers between sub-accounts and the company	1,586	157,065	23,189	—	326,469	38,197
Transfers on general account policy loans	—	—	(34,205)	(74)	104,283	1,006,195
Withdrawals	(155,613)	(2,229)	1,534	79	(6,144,257)	(7,384,733)
Annual contract fee	(2,114)	(2,223)	(41,485)	(37,195)	(2,970,854)	(3,067,317)
Net change in separate account policy loans	—	—	—	—	(652,700)	(1,463,612)

Net increase (decrease) in contract owners’ equity from principal transactions	(152,080)	156,900	(8,994)	7,595	(5,904,165)	(7,118,812)

Total increase (decrease) in contract owners’ equity	(143,272)	153,462	(1,655)	120,319	(2,546,828)	2,075,372
Contract owners’ equity at beginning of period	277,024	123,562	539,545	419,226	83,617,741	81,542,369

Contract owners’ equity at end of period	$133,752	$277,024	$537,890	$539,545	$81,070,913	$83,617,741

	2014	2013	2014	2013	2014	2013
Units, beginning of period	19,207	8,300	29,354	28,914	2,133,733	2,338,206
Units issued	466	11,997	4,322	2,368	75,734	86,014
Units redeemed	(10,904)	(1,090)	(4,855)	(1,928)	(222,287)	(290,487)

Units, end of period	8,769	19,207	28,821	29,354	1,987,180	2,133,733

(a)	Renamed on May 5, 2014. Previously known as Lifestyle Aggressive Trust.
(b)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative MVP Series NAV		Lifestyle Growth MVP Series NAV		Lifestyle Moderate MVP Series NAV
	2014 (c)	2013	2014 (d)	2013	2014 (e)	2013
Income:
Dividend distributions received	$9,902	$11,741	$97,003	$79,014	$6,501	$5,745
Interest on policy loans	—	—	—	—	—	—
Expenses:
Mortality and expense risk and administrative charges	—	—	(11,882)	(12,045)	(802)	(974)

Net investment income (loss)	9,902	11,741	85,121	66,969	5,699	4,771

Realized gains (losses) on investments:
Capital gain distributions received	19,469	10,669	—	—	9,963	—
Net realized gain (loss)	(67)	57	92,905	216,337	3,347	17,778

Realized gains (losses)	19,402	10,726	92,905	216,337	13,310	17,778

Unrealized appreciation (depreciation) during the period	(12,749)	(9,530)	(117,110)	314,455	(10,502)	(894)

Net increase (decrease) in contract owners’ equity from operations	16,555	12,937	60,916	597,761	8,507	21,655

Changes from principal transactions:
Purchase payments	—	—	232,243	223,226	15,912	11,822
Transfers between sub-accounts and the company	—	—	154,479	15,729	36,245	34,065
Transfers on general account policy loans	—	—	(111,629)	(61,591)	(25,165)	(419)
Withdrawals	—	—	(130,513)	(803,266)	(2,819)	(270,836)
Annual contract fee	(4,538)	(3,641)	(163,671)	(169,888)	(7,246)	(7,490)
Net change in separate account policy loans	—	—	—	—	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(4,538)	(3,641)	(19,091)	(795,790)	16,927	(232,858)

Total increase (decrease) in contract owners’ equity	12,017	9,296	41,825	(198,029)	25,434	(211,203)
Contract owners’ equity at beginning of period	334,543	325,247	3,330,954	3,528,983	196,446	407,649

Contract owners’ equity at end of period	$346,560	$334,543	$3,372,779	$3,330,954	$221,880	$196,446

	2014	2013	2014	2013	2014	2013
Units, beginning of period	21,420	21,658	195,144	245,537	12,409	28,453
Units issued	—	—	18,670	15,143	2,879	3,090
Units redeemed	(282)	(238)	(19,864)	(65,536)	(1,977)	(19,134)

Units, end of period	21,138	21,420	193,950	195,144	13,311	12,409

(c)	Renamed on May 5, 2014. Previously known as Lifestyle Conservative Trust
(d)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.
(e)	Renamed on May 5, 2014. Previously known as Lifestyle Moderate Trust.

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M Capital Appreciation (h)		M International Equity (h)		M Large Cap Growth (h)
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$—	$22,019	$22,606	$155	$2,004
Interest on policy loans	—	—	—	—	—	—
Expenses:
Mortality and expense risk and administrative charges	(2,274)	(14,582)	(4,085)	(3,786)	(736)	(683)

Net investment income (loss)	(2,274)	(14,582)	17,934	18,820	(581)	1,321

Realized gains (losses) on investments:
Capital gain distributions received	58,633	90,594	—	—	49,658	19,535
Net realized gain (loss)	42,783	896,050	(7,326)	(4,729)	21,313	6,827

Realized gains (losses)	101,416	986,644	(7,326)	(4,729)	70,971	26,362

Unrealized appreciation (depreciation) during the period	(29,066)	(103,690)	(82,216)	121,287	(34,432)	81,403

Net increase (decrease) in contract owners’ equity from operations	70,076	868,372	(71,608)	135,378	35,958	109,086

Changes from principal transactions:
Purchase payments	15,731	22,032	17,128	21,198	12,235	20,871
Transfers between sub-accounts and the company	(38,934)	(3,059,701)	11,513	65,180	(2,819)	998
Transfers on general account policy loans	—	—	(60)	(62)	(54)	(49)
Withdrawals	(30,434)	(16,882)	(37,611)	140	(49,441)	(11,389)
Annual contract fee	(24,135)	(56,615)	(28,568)	(28,212)	(14,212)	(14,073)
Net change in separate account policy loans	—	—	—	—	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(77,772)	(3,111,166)	(37,598)	58,244	(54,291)	(3,642)

Total increase (decrease) in contract owners’ equity	(7,696)	(2,242,794)	(109,206)	193,622	(18,333)	105,444
Contract owners’ equity at beginning of period	611,563	2,854,357	1,012,672	819,050	408,526	303,082

Contract owners’ equity at end of period	$603,867	$611,563	$903,466	$1,012,672	$390,193	$408,526

	2014	2013	2014	2013	2014	2013
Units, beginning of period	9,326	60,261	30,519	28,555	10,450	10,547
Units issued	224	540	819	3,174	294	958
Units redeemed	(1,339)	(51,475)	(1,898)	(1,210)	(1,700)	(1,055)

Units, end of period	8,211	9,326	29,440	30,519	9,044	10,450

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M Large Cap Value (h)		Mid Cap Index Trust Series NAV		Mid Cap Stock Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,612	$3,416	$4,895	$5,288	$25,085	$10,311
Interest on policy loans	—	—	—	—	—	—
Expenses:
Mortality and expense risk and administrative charges	(26)	(39)	(2,315)	(2,097)	(97,198)	(86,460)

Net investment income (loss)	1,586	3,377	2,580	3,191	(72,113)	(76,149)

Realized gains (losses) on investments:
Capital gain distributions received	15,346	11,033	26,712	25,092	3,230,494	281,511
Net realized gain (loss)	3,065	2,096	19,061	51,241	238,958	252,029

Realized gains (losses)	18,411	13,129	45,773	76,333	3,469,452	533,540

Unrealized appreciation (depreciation) during the period	(6,388)	20,361	(5,865)	75,123	(2,125,465)	4,301,456

Net increase (decrease) in contract owners’ equity from operations	13,609	36,867	42,488	154,647	1,271,874	4,758,847

Changes from principal transactions:
Purchase payments	8,171	9,149	17,862	11,431	426,960	432,685
Transfers between sub-accounts and the company	(744)	(11,685)	28,866	(104,081)	11,625	(178,620)
Transfers on general account policy loans	—	—	(17,836)	(5,181)	(85,823)	(203,465)
Withdrawals	(17,668)	—	(75,837)	(13,729)	(461,056)	(761,319)
Annual contract fee	(2,443)	(2,626)	(19,426)	(32,825)	(401,495)	(398,465)
Net change in separate account policy loans	—	—	—	—	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(12,684)	(5,162)	(66,371)	(144,385)	(509,789)	(1,109,184)

Total increase (decrease) in contract owners’ equity	925	31,705	(23,883)	10,262	762,085	3,649,663
Contract owners’ equity at beginning of period	141,907	110,202	515,881	505,619	17,269,087	13,619,424

Contract owners’ equity at end of period	$142,832	$141,907	$491,998	$515,881	$18,031,172	$17,269,087

	2014	2013	2014	2013	2014	2013
Units, beginning of period	6,555	6,872	32,257	39,633	283,564	304,296
Units issued	343	468	2,335	4,222	6,253	6,989
Units redeemed	(881)	(785)	(5,272)	(11,598)	(14,522)	(27,721)

Units, end of period	6,017	6,555	29,320	32,257	275,295	283,564

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series NAV		Money Market Trust B Series NAV		Natural Resources Trust Series NAV
	2014	2013	2014	2013	2014 (k)	2013
Income:
Dividend distributions received	$57,129	$78,829	$—	$1,333	$5,768	$2,293
Interest on policy loans	—	—	147,504	143,287	—	—
Expenses:
Mortality and expense risk and administrative charges	(38,233)	(38,226)	(75,207)	(84,454)	(745)	(830)

Net investment income (loss)	18,896	40,603	72,297	60,166	5,023	1,463

Realized gains (losses) on investments:
Capital gain distributions received	694,226	491,809	182	693	—	—
Net realized gain (loss)	340,084	422,467	—	—	(5,472)	(12,815)

Realized gains (losses)	1,034,310	914,276	182	693	(5,472)	(12,815)

Unrealized appreciation (depreciation) during the period	(358,108)	964,836	2	1	(30,150)	21,217

Net increase (decrease) in contract owners’ equity from operations	695,098	1,919,715	72,481	60,860	(30,599)	9,865

Changes from principal transactions:
Purchase payments	94,982	124,981	1,076,540	1,057,825	12,548	20,075
Transfers between sub-accounts and the company	(35,394)	(776,411)	366,446	1,674,586	(342,280)	1,435
Transfers on general account policy loans	(46,208)	(37,300)	(176,464)	215,095	—	—
Withdrawals	(509,865)	(286,781)	(2,240,494)	(3,683,990)	(8)	(6,636)
Annual contract fee	(185,400)	(195,459)	(1,004,790)	(1,065,969)	(7,084)	(8,363)
Net change in separate account policy loans	—	—	(85,698)	(170,598)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(681,885)	(1,170,970)	(2,064,460)	(1,973,051)	(336,824)	6,511

Total increase (decrease) in contract owners’ equity	13,213	748,745	(1,991,979)	(1,912,191)	(367,423)	16,376
Contract owners’ equity at beginning of period	7,294,272	6,545,527	15,745,832	17,658,024	367,423	351,047

Contract owners’ equity at end of period	$7,307,485	$7,294,272	$13,753,853	$15,745,833	$—	$367,423

	2014	2013	2014	2013	2014	2013
Units, beginning of period	219,764	258,065	437,128	472,681	21,443	21,069
Units issued	2,888	5,141	84,425	187,244	1,421	1,859
Units redeemed	(22,608)	(43,442)	(189,774)	(222,797)	(22,864)	(1,485)

Units, end of period	200,044	219,764	331,779	437,128	—	21,443

(k)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	PIMCO All Asset (h)		Real Estate Securities Trust Series NAV		Real Return Bond Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$16,309	$16,137	$263,993	$282,526	$5,061	$4,407
Interest on policy loans	—	—	40,622	40,800	—	—
Expenses:
Mortality and expense risk and administrative charges	(349)	(732)	(88,036)	(83,854)	(569)	(603)

Net investment income (loss)	15,960	15,405	216,579	239,472	4,492	3,804

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	3,000	7,150	616,760	446,072	(322)	(13,729)

Realized gains (losses)	3,000	7,150	616,760	446,072	(322)	(13,729)

Unrealized appreciation (depreciation) during the period	(15,276)	(23,002)	3,379,488	(700,528)	2,804	(29,814)

Net increase (decrease) in contract owners’ equity from operations	3,684	(447)	4,212,827	(14,984)	6,974	(39,739)

Changes from principal transactions:
Purchase payments	35,377	24,935	456,563	483,398	625	11,363
Transfers between sub-accounts and the company	(35,131)	(57,398)	5,124	470,875	16,344	(253,772)
Transfers on general account policy loans	—	—	(85,450)	2,633	—	—
Withdrawals	—	(111,601)	(903,894)	(911,494)	—	31
Annual contract fee	(27,586)	(26,508)	(504,339)	(508,315)	(3,159)	(3,455)
Net change in separate account policy loans	—	—	(48,719)	(138,293)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(27,340)	(170,572)	(1,080,715)	(601,196)	13,810	(245,833)

Total increase (decrease) in contract owners’ equity	(23,656)	(171,019)	3,132,112	(616,180)	20,784	(285,572)
Contract owners’ equity at beginning of period	330,861	501,880	14,525,561	15,141,741	158,691	444,263

Contract owners’ equity at end of period	$307,205	$330,861	$17,657,673	$14,525,561	$179,475	$158,691

	2014	2013	2014	2013	2014	2013
Units, beginning of period	21,112	32,113	123,942	125,613	11,485	28,644
Units issued	2,187	1,561	6,262	10,813	1,116	2,375
Units redeemed	(3,735)	(12,562)	(13,005)	(12,484)	(209)	(19,534)

Units, end of period	19,564	21,112	117,199	123,942	12,392	11,485

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series NAV		Short Term Government Income Trust Series NAV		Small Cap Growth Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$—	$109,270	$125,280	$—	$—
Interest on policy loans	—	—	—	—	—	—
Expenses:
Mortality and expense risk and administrative charges	(569)	(433)	(12,085)	(11,850)	(60,394)	(53,958)

Net investment income (loss)	(569)	(433)	97,185	113,430	(60,394)	(53,958)

Realized gains (losses) on investments:
Capital gain distributions received	4,566	—	—	—	1,764,971	451,055
Net realized gain (loss)	8,006	2,120	(38,213)	(4,483)	251,169	100,545

Realized gains (losses)	12,572	2,120	(38,213)	(4,483)	2,016,140	551,600

Unrealized appreciation (depreciation) during the period	5,796	41,982	(4,566)	(163,333)	(1,197,709)	3,095,840

Net increase (decrease) in contract owners’ equity from operations	17,799	43,669	54,406	(54,386)	758,037	3,593,482

Changes from principal transactions:
Purchase payments	887	680	76,131	80,458	498,403	542,244
Transfers between sub-accounts and the company	(8,999)	29,479	(705,539)	(842,582)	(238,798)	(18,565)
Transfers on general account policy loans	—	—	(13,333)	(42,382)	(131,722)	(234,224)
Withdrawals	—	(3,621)	(229,360)	(73,452)	(816,968)	(545,945)
Annual contract fee	(4,108)	(2,750)	(111,126)	(115,916)	(349,642)	(357,188)
Net change in separate account policy loans	—	—	—	—	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(12,220)	23,788	(983,227)	(993,874)	(1,038,727)	(613,678)

Total increase (decrease) in contract owners’ equity	5,579	67,457	(928,821)	(1,048,260)	(280,690)	2,979,804
Contract owners’ equity at beginning of period	156,951	89,494	5,929,726	6,977,986	11,498,539	8,518,735

Contract owners’ equity at end of period	$162,530	$156,951	$5,000,905	$5,929,726	$11,217,849	$11,498,539

	2014	2013	2014	2013	2014	2013
Units, beginning of period	6,806	5,577	536,932	626,737	415,620	441,794
Units issued	390	1,591	21,576	27,180	14,516	25,348
Units redeemed	(923)	(362)	(123,405)	(116,985)	(51,429)	(51,522)

Units, end of period	6,273	6,806	435,103	536,932	378,707	415,620

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series NAV		Small Cap Opportunities Trust Series NAV		Small Cap Value Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$2,716	$6,072	$22	$31	$21,010	$17,539
Interest on policy loans	—	—	—	—	—	—
Expenses:
Mortality and expense risk and administrative charges	(1,094)	(1,843)	(24)	(10)	(7,376)	(7,536)

Net investment income (loss)	1,622	4,229	(2)	21	13,634	10,003

Realized gains (losses) on investments:
Capital gain distributions received	17,178	28,270	—	—	347,035	159,667
Net realized gain (loss)	1,244	38,916	440	59,534	90,782	136,820

Realized gains (losses)	18,422	67,186	440	59,534	437,817	296,487

Unrealized appreciation (depreciation) during the period	(8,036)	57,172	805	(24,266)	(242,092)	517,151

Net increase (decrease) in contract owners’ equity from operations	12,008	128,587	1,243	35,289	209,359	823,641

Changes from principal transactions:
Purchase payments	13,442	14,814	10,446	274	121,268	120,692
Transfers between sub-accounts and the company	1,394	(194,958)	9,229	(133,455)	3,450	(257,416)
Transfers on general account policy loans	(1,209)	(220)	—	—	(34,543)	(46,551)
Withdrawals	2	(10,539)	(127)	—	(77,199)	(71,202)
Annual contract fee	(10,137)	(8,821)	(8,923)	(21,947)	(76,131)	(74,513)
Net change in separate account policy loans	—	—	—	—	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	3,492	(199,724)	10,625	(155,128)	(63,155)	(328,990)

Total increase (decrease) in contract owners’ equity	15,500	(71,137)	11,868	(119,839)	146,204	494,651
Contract owners’ equity at beginning of period	272,255	343,392	14,127	133,966	3,034,362	2,539,711

Contract owners’ equity at end of period	$287,755	$272,255	$25,995	$14,127	$3,180,566	$3,034,362

	2014	2013	2014	2013	2014	2013
Units, beginning of period	15,607	27,749	756	9,912	63,011	70,642
Units issued	905	1,454	1,057	697	2,817	2,548
Units redeemed	(676)	(13,596)	(462)	(9,853)	(3,412)	(10,179)

Units, end of period	15,836	15,607	1,351	756	62,416	63,011

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series NAV		Smaller Company Growth Trust Series NAV		Strategic Income Opportunities Trust Series NAV
	2014	2013	2014	2013 (l)	2014	2013
Income:
Dividend distributions received	$156	$4,682	$—	$—	$8,948	$16,403
Interest on policy loans	—	—	—	—	—	—
Expenses:
Mortality and expense risk and administrative charges	(793)	(704)	—	—	(533)	(532)

Net investment income (loss)	(637)	3,978	—	—	8,415	15,871

Realized gains (losses) on investments:
Capital gain distributions received	5,747	—	—	523	—	—
Net realized gain (loss)	23,040	4,438	—	2,457	(3,199)	(1,628)

Realized gains (losses)	28,787	4,438	—	2,980	(3,199)	(1,628)

Unrealized appreciation (depreciation) during the period	(31,167)	64,685	—	(843)	6,654	(4,298)

Net increase (decrease) in contract owners’ equity from operations	(3,017)	73,101	—	2,137	11,870	9,945

Changes from principal transactions:
Purchase payments	19,975	20,657	—	572	18,987	9,783
Transfers between sub-accounts and the company	(55,912)	(5,583)	—	(8,483)	(24,579)	71,575
Transfers on general account policy loans	—	—	—	—	(104)	(136)
Withdrawals	687	(4)	—	—	(74,258)	(16,028)
Annual contract fee	(5,521)	(6,193)	—	(137)	(25,321)	(23,900)
Net change in separate account policy loans	—	—	—	—	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(40,771)	8,877	—	(8,048)	(105,275)	41,294

Total increase (decrease) in contract owners’ equity	(43,788)	81,978	—	(5,911)	(93,405)	51,239
Contract owners’ equity at beginning of period	310,976	228,998	—	5,911	289,190	237,951

Contract owners’ equity at end of period	$267,188	$310,976	$—	$—	$195,785	$289,190

	2014	2013	2014	2013	2014	2013
Units, beginning of period	13,963	13,519	—	415	16,121	13,815
Units issued	939	1,069	—	33	1,187	4,554
Units redeemed	(2,828)	(625)	—	(448)	(6,823)	(2,248)

Units, end of period	12,074	13,963	—	—	10,485	16,121

(l)	Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on December 9, 2013.

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Trust B Series NAV		Total Return Trust Series NAV		Total Stock Market Index Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,055,992	$1,049,720	$26,826	$29,947	$12,172	$14,072
Interest on policy loans	—	—	—	—	—	—
Expenses:
Mortality and expense risk and administrative charges	(150,505)	(139,921)	(832)	(899)	(2,111)	(1,949)

Net investment income (loss)	905,487	909,799	25,994	29,048	10,061	12,123

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	21,578	15,716	13,622
Net realized gain (loss)	58,056	58,722	(6,322)	3,573	79,496	18,900

Realized gains (losses)	58,056	58,722	(6,322)	25,151	95,212	32,522

Unrealized appreciation (depreciation) during the period	807,576	(1,882,767)	19,705	(84,208)	(208)	225,445

Net increase (decrease) in contract owners’ equity from operations	1,771,119	(914,246)	39,377	(30,009)	105,065	270,090

Changes from principal transactions:
Purchase payments	87,543	115,397	61,546	82,466	37,910	41,489
Transfers between sub-accounts and the company	179,130	2,583,402	(73,053)	(349,699)	(85,486)	—
Transfers on general account policy loans	(5,398)	(15,934)	(251)	(2,253)	(11,590)	(34,437)
Withdrawals	(1,156,973)	(417,745)	(156,175)	(162,998)	(60,529)	(19,089)
Annual contract fee	(606,208)	(604,490)	(20,625)	(31,628)	(26,664)	(26,070)
Net change in separate account policy loans	—	—	—	—	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(1,501,906)	1,660,630	(188,558)	(464,112)	(146,359)	(38,107)

Total increase (decrease) in contract owners’ equity	269,213	746,384	(149,181)	(494,121)	(41,294)	231,983
Contract owners’ equity at beginning of period	32,633,849	31,887,465	907,611	1,401,732	1,056,217	824,234

Contract owners’ equity at end of period	$32,903,062	$32,633,849	$758,430	$907,611	$1,014,923	$1,056,217

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,576,649	1,492,794	53,300	80,369	29,194	29,729
Units issued	11,260	132,457	4,447	5,823	2,551	703
Units redeemed	(83,672)	(48,602)	(15,295)	(32,892)	(5,906)	(1,238)

Units, end of period	1,504,237	1,576,649	42,452	53,300	25,839	29,194

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	U.S. Equity Trust Series NAV		Ultra Short Term Bond Trust Series NAV		Utilities Trust Series NAV
	2014	2013	2014	2013 (g)	2014	2013
Income:
Dividend distributions received	$59	$61	$—	$2,163	$12,303	$8,275
Interest on policy loans	—	—	—	—	—	—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	(2,044)	(1,750)

Net investment income (loss)	59	61	—	2,163	10,259	6,525

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	14,396	—
Net realized gain (loss)	80	40	(1,612)	—	19,114	35,787

Realized gains (losses)	80	40	(1,612)	—	33,510	35,787

Unrealized appreciation (depreciation) during the period	275	279	1,765	(1,765)	(589)	41,742

Net increase (decrease) in contract owners’ equity from operations	414	380	153	398	43,180	84,054

Changes from principal transactions:
Purchase payments	436	248	—	6,684	14,517	7,861
Transfers between sub-accounts and the company	—	3,322	2,609	176,687	(68,917)	(89,871)
Transfers on general account policy loans	(115)	(163)	—	—	(4)	(514)
Withdrawals	(90)	—	(185,658)	—	165	(3,958)
Annual contract fee	(441)	(216)	(294)	(579)	(11,522)	(19,871)
Net change in separate account policy loans	—	—	—	—	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(210)	3,191	(183,343)	182,792	(65,761)	(106,353)

Total increase (decrease) in contract owners’ equity	204	3,571	(183,190)	183,190	(22,581)	(22,299)
Contract owners’ equity at beginning of period	3,897	326	183,190	—	418,889	441,188

Contract owners’ equity at end of period	$4,101	$3,897	$—	$183,190	$396,308	$418,889

	2014	2013	2014	2013	2014	2013
Units, beginning of period	295	32	18,196	—	16,433	20,641
Units issued	23	284	249	18,247	558	336
Units redeemed	(38)	(21)	(18,445)	(51)	(3,037)	(4,544)

Units, end of period	280	295	—	18,196	13,954	16,433

(g)	Sub-account available in prior year but no activity.

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Value Trust Series NAV
	2014	2013
Income:
Dividend distributions received	$1,512	$1,941
Interest on policy loans	—	—
Expenses:
Mortality and expense risk and administrative charges	(116)	(61)

Net investment income (loss)	1,396	1,880

Realized gains (losses) on investments:
Capital gain distributions received	27,716	—
Net realized gain (loss)	4,090	5,661

Realized gains (losses)	31,806	5,661

Unrealized appreciation (depreciation) during the period	(6,677)	55,003

Net increase (decrease) in contract owners’ equity from operations	26,525	62,544

Changes from principal transactions:
Purchase payments	15,313	16,291
Transfers between sub-accounts and the company	12,919	6,967
Transfers on general account policy loans	—	—
Withdrawals	(126)	(4,439)
Annual contract fee	(7,909)	(7,120)
Net change in separate account policy loans	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	20,197	11,699

Total increase (decrease) in contract owners’ equity	46,722	74,243
Contract owners’ equity at beginning of period	250,881	176,638

Contract owners’ equity at end of period	$297,603	$250,881

	2014	2013
Units, beginning of period	10,191	9,699
Units issued	1,155	1,358
Units redeemed	(344)	(866)

Units, end of period	11,002	10,191

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

1.	Organization

John Hancock Variable Life Separate Account UV (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Account consists of 53 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust is registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub- accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Financial Services Trust Series NAV	Financial Industries Trust Series NAV	11/10/2014
Lifestyle Aggressive Trust Series NAV	Lifestyle Aggressive MVP Series NAV	5/5/2014
Lifestyle Balanced Trust Series NAV	Lifestyle Balanced MVP Series NAV	5/5/2014
Lifestyle Conservative Trust Series NAV	Lifestyle Conservative MVP Series NAV	5/5/2014
Lifestyle Growth Trust Series NAV	Lifestyle Growth MVP Series NAV	5/5/2014
Lifestyle Moderate Trust Series NAV	Lifestyle Moderate MVP Series NAV	5/5/2014

Sub-accounts closed in 2014 are as follows:

Sub-accounts Closed	Effective Date
Fundamental Value Trust Series NAV	11/10/2014
Natural Resources Trust Series NAV	11/10/2014

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2014

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset- based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2014.

Reclassifications

Certain reclassifications have been made to the statements of operations and changes in contract owner’s equity to conform to the current year presentation.

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the prior fiscal years remain open subject to examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2014, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2014

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2014

5.	Fair Value Measurements

Accounting Standards Codification 820 (“ASC 820”) “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2014. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2014:

Mutual Funds
Level 1	$838,349,056
Level 2	55,354,509
Level 3	—

$893,703,565

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments. Investments also include Policy Loans, which are carried at unpaid principle and interest balances. As interest rates on unpaid principal balances are reset monthly based on published rates, policy loans are classified as Level 2, in accordance with ASC 820, as interest rates are considered to be observable inputs.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2014.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2014

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2014 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund B Series NAV	$5,246,405	$10,942,607
Active Bond Trust Series NAV	4,586,484	8,153,764
All Cap Core Trust Series NAV	11,368	1,475
American Global Growth Trust Series I	32,208	884
American Growth Trust Series I	30,992	111,315
American Growth-Income Trust Series I	85,635	17,594
American International Trust Series I	21,480	8,449
American New World Trust Series I	33,160	982
Blue Chip Growth Trust Series NAV	3,646,544	4,349,030
Capital Appreciation Trust Series NAV	4,088,625	1,177,173
Capital Appreciation Value Trust Series NAV	45,885	44,831
Core Bond Trust Series NAV	2,145	2,059
Core Strategy Trust Series NAV	642,984	7,499
Emerging Markets Value Trust Series NAV	239,326	151,982
Equity-Income Trust Series NAV	4,557,402	2,200,725
Financial Industries Trust Series NAV	7,507	12,858
Fundamental All Cap Core Trust Series NAV	3,414,126	15,810,210
Fundamental Large Cap Value Trust Series NAV	386,310	17,741
Fundamental Value Trust Series NAV (b)	103,806	380,153
Global Bond Trust Series NAV	175,629	340,150
Global Trust Series NAV	422,022	3,132
Health Sciences Trust Series NAV	161,137	106,516
High Yield Trust Series NAV	143,219	222,070
International Core Trust Series NAV	6,623	25,381
International Equity Index Trust B Series NAV	1,868,199	3,306,247
International Growth Stock Trust Series NAV	4,956	13,074
International Small Company Trust Series NAV	9,746	14,956
International Value Trust Series NAV	1,588,107	780,217
Investment Quality Bond Trust Series NAV	11,343	159,780
Lifestyle Aggressive MVP Series NAV	98,805	92,181
Lifestyle Balanced MVP Series NAV	3,911,599	7,519,601
Lifestyle Conservative MVP Series NAV	29,371	4,538
Lifestyle Growth MVP Series NAV	417,999	351,969
Lifestyle Moderate MVP Series NAV	64,672	32,084
M Capital Appreciation (a)	74,139	95,551
M International Equity (a)	49,146	68,808
M Large Cap Growth (a)	61,843	67,055
M Large Cap Value (a)	24,534	20,284
Mid Cap Index Trust Series NAV	78,440	115,518
Mid Cap Stock Trust Series NAV	3,629,923	981,330
Mid Value Trust Series NAV	849,847	818,609
Money Market Trust B Series NAV	1,808,724	3,862,511
Natural Resources Trust Series NAV (c)	31,497	363,297
PIMCO All Asset (a)	50,277	61,656
Real Estate Securities Trust Series NAV	808,715	1,664,752
Real Return Bond Trust Series NAV	21,932	3,630
Science & Technology Trust Series NAV	14,766	22,989
Short Term Government Income Trust Series NAV	468,353	1,354,396
Small Cap Growth Trust Series NAV	2,155,263	1,489,412

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2014

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
Small Cap Index Trust Series NAV	$35,621	$13,329
Small Cap Opportunities Trust Series NAV	19,398	8,774
Small Cap Value Trust Series NAV	497,379	199,866
Small Company Value Trust Series NAV	26,752	62,413
Strategic Income Opportunities Trust Series NAV	30,080	126,939
Total Bond Market Trust B Series NAV	1,303,739	1,900,159
Total Return Trust Series NAV	104,036	266,599
Total Stock Market Index Trust Series NAV	104,147	224,727
U.S. Equity Trust Series NAV	386	537
Ultra Short Term Bond Trust Series NAV	2,512	185,855
Utilities Trust Series NAV	42,920	84,026
Value Trust Series NAV	58,258	8,951

(a)	Sub-account that invests in non-affiliated Trust.

(b)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

(c)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2014

7.	Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund B Series NAV	2014		3,912	$42.71 to $38.02	$149,820	0.63% to 0.00%	1.63%	13.43% to 12.72%
	2013		4,171	37.65 to 33.73	141,600	0.63 to 0.00	1.79	32.03 to 31.21
	2012		4,620	28.52 to 25.70	119,494	0.63 to 0.00	1.00	15.80 to 15.09
	2011		4,963	24.63 to 22.34	111,538	0.63 to 0.00	1.78	1.86 to 1.23
	2010		5,296	24.18 to 22.06	117,516	0.63 to 0.00	2.01	14.85 to 14.14

Active Bond Trust Series NAV	2014		727	71.07 to 31.59	97,108	0.63 to 0.00	3.72	6.97 to 6.31
	2013		788	66.44 to 29.72	98,339	0.63 to 0.00	5.74	0.19 to -0.43
	2012		846	66.31 to 29.85	104,650	0.63 to 0.00	4.16	9.76 to 9.07
	2011		905	60.42 to 27.36	102,882	0.63 to 0.00	5.38	5.97 to 5.30
	2010		1,008	57.02 to 25.99	106,197	0.63 to 0.00	7.15	13.91 to 13.21

All Cap Core Trust Series NAV	2014		4	20.23 to 19.04	69	0.63 to 0.00	1.02	9.68 to 9.01
	2013		3	18.44 to 17.47	54	0.63 to 0.00	1.44	34.44 to 33.60
	2012		2	13.72 to 13.08	27	0.63 to 0.00	1.24	16.62 to 15.91
	2011		2	11.76 to 11.28	22	0.63 to 0.00	1.13	0.40 to -0.23
	2010		2	11.71 to 11.31	21	0.63 to 0.00	1.19	13.09 to 12.39

American Global Growth Trust Series I	2014	(l)	2	14.68 to 14.31	33	0.63 to 0.00	0.87	1.97 to 1.34

American Growth Trust Series I	2014		29	21.17 to 19.93	582	0.63 to 0.00	0.84	8.14 to 7.46
	2013		33	19.58 to 18.55	625	0.63 to 0.00	0.48	29.61 to 28.79
	2012		42	15.11 to 14.40	619	0.63 to 0.00	0.44	17.49 to 16.77
	2011		43	12.86 to 12.33	546	0.63 to 0.00	0.20	-4.63 to -5.22
	2010		46	13.48 to 13.01	612	0.63 to 0.00	0.36	18.24 to 17.51

American Growth-Income Trust Series I	2014		10	19.97 to 18.80	187	0.63 to 0.00	0.95	10.25 to 9.57
	2013		6	18.11 to 17.16	101	0.63 to 0.00	0.78	33.02 to 32.19
	2012		10	13.62 to 12.98	133	0.63 to 0.00	1.92	17.16 to 16.44
	2011		8	11.62 to 11.15	96	0.63 to 0.00	1.09	-2.10 to -2.71
	2010		18	11.87 to 11.46	211	0.63 to 0.00	1.44	11.06 to 10.36

American International Trust Series I	2014		13	18.28 to 17.21	226	0.63 to 0.00	1.06	-3.05 to -3.66
	2013		12	18.85 to 17.86	222	0.63 to 0.00	0.99	21.20 to 20.44
	2012		13	15.55 to 14.83	192	0.63 to 0.00	1.12	17.50 to 16.77
	2011		12	13.24 to 12.70	160	0.63 to 0.00	1.41	-14.34 to -14.87
	2010		14	15.45 to 14.92	213	0.63 to 0.00	1.57	6.88 to 6.22

American New World Trust Series I	2014		2	16.05 to 15.49	31	0.63 to 0.00	0.86	-8.21 to -8.79
	2013		0	17.49 to 16.99	1	0.63 to 0.00	0.36	10.89 to 10.20
	2012		0	15.77 to 15.41	7	0.63 to 0.00	0.53	17.37 to 16.64
	2011		0	13.44 to 13.22	3	0.63 to 0.00	0.88	-14.33 to -14.86
	2010		0	15.69 to 15.52	5	0.63 to 0.00	25.15	17.43 to 16.69

Blue Chip Growth Trust Series NAV	2014		520	122.28 to 46.69	66,255	0.63 to 0.00	0.00	9.11 to 8.43
	2013		545	112.07 to 43.06	64,025	0.63 to 0.00	0.32	41.43 to 40.55
	2012		558	79.24 to 30.64	47,755	0.63 to 0.00	0.13	18.39 to 17.66
	2011		601	66.93 to 26.04	43,873	0.63 to 0.00	0.01	1.45 to 0.82
	2010		640	65.97 to 25.83	46,194	0.63 to 0.00	0.10	16.25 to 15.53

Bond Trust Series NAV	2014		0	11.17 to 10.95	0	0.63 to 0.00	2.55	5.59 to 4.93
	2013		0	10.58 to 10.43	0	0.63 to 0.00	2.85	-1.32 to -1.94
	2012		0	10.72 to 10.64	0	0.63 to 0.00	2.90	6.31 to 5.65
	2011		0	10.08 to 10.07	0	0.63 to 0.00	14.39	0.82 to 0.70

Capital Appreciation Trust Series NAV	2014		1,369	24.32 to 22.90	32,293	0.63 to 0.00	0.08	9.68 to 9.00
	2013		1,382	22.17 to 21.01	29,897	0.63 to 0.00	0.26	37.50 to 36.65
	2012		1,404	16.13 to 15.37	22,222	0.63 to 0.00	0.20	16.03 to 15.31
	2011		1,539	13.90 to 13.33	21,105	0.63 to 0.00	0.11	0.11 to -0.50
	2010		1,591	13.88 to 13.40	21,932	0.63 to 0.00	0.17	11.88 to 11.19

Capital Appreciation Value Trust Series NAV	2014		14	17.54 to 17.54	248	0.00 to 0.00	1.48	12.38 to 12.38
	2013		16	15.60 to 15.60	250	0.00 to 0.00	1.33	22.29 to 22.29
	2012		15	12.76 to 12.76	192	0.00 to 0.00	1.83	14.77 to 14.77

Core Bond Trust Series NAV	2014		4	16.26 to 15.31	73	0.63 to 0.00	2.98	6.01 to 5.35
	2013		5	15.34 to 14.53	70	0.63 to 0.00	1.73	-2.12 to -2.72
	2012		7	15.67 to 14.94	117	0.63 to 0.00	2.29	6.54 to 5.88
	2011		11	14.71 to 14.11	166	0.63 to 0.00	2.57	8.32 to 7.66
	2010		35	13.58 to 13.11	476	0.63 to 0.00	3.28	7.17 to 6.51

Core Strategy Trust Series NAV	2014	(l)	45	14.73 to 14.73	666	0.00 to 0.00	2.68	6.14 to 6.14

Emerging Markets Value Trust Series NAV	2014		92	11.32 to 10.79	1,012	0.63 to 0.00	1.92	-5.37 to -5.96
	2013		89	11.97 to 11.48	1,034	0.63 to 0.00	1.48	-3.18 to -3.78
	2012		67	12.36 to 11.93	810	0.63 to 0.00	1.13	18.49 to 17.77
	2011		63	10.43 to 10.13	640	0.63 to 0.00	1.46	-27.02 to -27.48
	2010		76	14.29 to 13.97	1,061	0.63 to 0.00	1.52	23.11 to 22.34

Equity-Income Trust Series NAV	2014		935	45.84 to 40.81	38,736	0.63 to 0.00	1.90	7.55 to 6.88
	2013		971	42.63 to 38.18	37,620	0.63 to 0.00	1.98	30.05 to 29.24

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Equity-Income Trust Series NAV	2012		1,017	$32.78 to $29.54	$30,476	0.63% to 0.00%	2.12%	17.47% to 16.75%
	2011		1,080	27.90 to 25.30	27,712	0.63 to 0.00	1.88	-0.76 to -1.38
	2010		1,099	28.12 to 25.66	28,541	0.63 to 0.00	1.76	15.23 to 14.51

Financial Industries Trust Series NAV	2014	(k)	5	28.46 to 15.26	127	0.63 to 0.00	0.78	8.64 to 7.96
	2013		6	26.20 to 14.14	123	0.63 to 0.00	0.68	30.86 to 30.05
	2012		6	20.02 to 10.87	97	0.63 to 0.00	0.87	18.03 to 17.29
	2011		6	16.96 to 9.27	78	0.63 to 0.00	1.64	-9.39 to -9.95
	2010		7	18.72 to 10.29	102	0.63 to 0.00	0.36	12.22 to 11.50

Franklin Templeton Founding Allocation Trust Series NAV	2014		0	14.55 to 14.55	0	0.00 to 0.00	0.00	3.06 to 3.06
	2013		0	14.12 to 14.12	0	0.00 to 0.00	0.00	24.51 to 24.51
	2012		1	11.34 to 11.34	14	0.00 to 0.00	1.53	16.33 to 16.33
	2011		3	9.75 to 9.75	26	0.00 to 0.00	3.04	-1.45 to -1.45
	2010		3	9.89 to 9.89	26	0.00 to 0.00	8.60	10.71 to 10.71

Fundamental All Cap Core Trust Series NAV	2014		946	21.66 to 20.39	209,574	0.63 to 0.00	0.45	9.81 to 9.13
	2013		1,037	19.73 to 18.68	206,074	0.63 to 0.00	0.99	35.87 to 35.01
	2012		1,089	14.52 to 13.84	169,222	0.63 to 0.00	0.81	23.67 to 22.89
	2011		1,164	11.74 to 11.26	152,197	0.63 to 0.00	1.09	-2.02 to -2.63
	2010		1,250	11.98 to 11.57	165,827	0.63 to 0.00	1.18	19.55 to 18.81

Fundamental Large Cap Value Trust Series NAV	2014		37	19.96 to 18.80	723	0.63 to 0.00	1.13	10.66 to 9.98
	2013		18	18.04 to 17.10	323	0.63 to 0.00	1.18	32.46 to 31.64
	2012		9	13.62 to 12.99	128	0.63 to 0.00	1.54	24.48 to 23.72
	2011		0	10.94 to 10.50	0	0.63 to 0.00	0.00	1.90 to 1.27
	2010		0	10.74 to 10.37	0	0.63 to 0.00	0.36	13.51 to 12.79

Fundamental Value Trust Series NAV	2014	(m)	0	18.67 to 17.60	0	0.63 to 0.00	2.03	7.01 to 6.45
	2013		20	17.45 to 16.53	342	0.63 to 0.00	1.38	33.62 to 32.78
	2012		19	13.06 to 12.45	245	0.63 to 0.00	0.99	13.40 to 12.70
	2011		18	11.52 to 11.05	205	0.63 to 0.00	0.91	-3.74 to -4.34
	2010		18	11.96 to 11.55	214	0.63 to 0.00	1.27	13.20 to 12.49

Global Bond Trust Series NAV	2014		310	30.81 to 27.42	8,577	0.63 to 0.00	0.99	2.42 to 1.78
	2013		317	30.08 to 26.94	8,617	0.63 to 0.00	0.51	-5.54 to -6.13
	2012		337	31.84 to 28.70	9,749	0.63 to 0.00	7.20	7.15 to 6.48
	2011		339	29.72 to 26.95	9,210	0.63 to 0.00	6.47	9.08 to 8.40
	2010		345	27.24 to 24.86	8,638	0.63 to 0.00	4.62	10.40 to 9.71

Global Trust Series NAV	2014		25	17.26 to 16.25	432	0.63 to 0.00	6.70	-2.51 to -3.11
	2013		1	17.70 to 16.77	24	0.63 to 0.00	1.59	31.04 to 30.21
	2012		1	13.51 to 12.88	19	0.63 to 0.00	1.94	21.82 to 21.06
	2011		4	11.09 to 10.64	40	0.63 to 0.00	2.10	-5.96 to -6.54
	2010		4	11.79 to 11.38	44	0.63 to 0.00	1.52	7.82 to 7.15

Health Sciences Trust Series NAV	2014		20	53.81 to 49.41	1,055	0.63 to 0.00	0.00	31.85 to 31.03
	2013		21	40.81 to 37.71	864	0.63 to 0.00	0.00	51.24 to 50.30
	2012		20	26.98 to 25.09	545	0.63 to 0.00	0.00	31.93 to 31.12
	2011		21	20.45 to 19.13	435	0.63 to 0.00	0.00	10.67 to 9.97
	2010		20	18.48 to 17.40	377	0.63 to 0.00	0.00	15.81 to 15.09

High Yield Trust Series NAV	2014		57	21.14 to 19.04	1,127	0.63 to 0.00	6.51	0.00 to -0.61
	2013		65	21.14 to 19.16	1,280	0.63 to 0.00	5.87	8.68 to 8.01
	2012		82	19.45 to 17.74	1,504	0.63 to 0.00	7.95	19.07 to 18.30
	2011		83	16.33 to 14.99	1,296	0.63 to 0.00	9.62	1.14 to 0.49
	2010		72	16.15 to 14.92	1,115	0.63 to 0.00	38.35	13.75 to 13.03

International Core Trust Series NAV	2014		8	16.07 to 15.12	125	0.63 to 0.00	3.57	-6.76 to -7.34
	2013		10	17.23 to 16.32	159	0.63 to 0.00	2.89	25.13 to 24.35
	2012		10	13.77 to 13.13	133	0.63 to 0.00	3.02	15.16 to 14.45
	2011		10	11.96 to 11.47	116	0.63 to 0.00	2.54	-9.55 to -10.12
	2010		7	13.22 to 12.76	86	0.63 to 0.00	1.87	9.67 to 8.98

International Equity Index Trust B Series NAV	2014		984	45.42 to 24.91	40,844	0.63 to 0.00	3.07	-4.57 to -5.17
	2013		1,047	47.59 to 26.26	45,633	0.63 to 0.00	2.32	14.54 to 13.82
	2012		1,178	41.55 to 23.07	45,171	0.63 to 0.00	1.31	17.76 to 17.03
	2011		1,086	35.28 to 19.72	36,044	0.63 to 0.00	3.72	-13.99 to -14.53
	2010		1,008	41.02 to 23.07	39,225	0.63 to 0.00	2.97	11.43 to 10.74

International Growth Stock Trust Series NAV	2014		7	12.43 to 12.27	86	0.63 to 0.00	1.89	0.19 to -0.44
	2013		8	12.41 to 12.32	96	0.63 to 0.00	1.26	19.18 to 18.44
	2012		8	10.41 to 10.40	80	0.63 to 0.00	4.26	4.12 to 4.02

International Small Company Trust Series NAV	2014		6	14.19 to 13.74	78	0.63 to 0.00	1.44	-6.85 to -7.43
	2013		6	15.23 to 14.84	91	0.63 to 0.00	1.68	26.30 to 25.51
	2012		7	12.06 to 11.83	89	0.63 to 0.00	1.34	19.23 to 18.50
	2011		8	10.12 to 9.98	77	0.63 to 0.00	1.13	-16.18 to -16.70
	2010		15	12.07 to 11.98	182	0.63 to 0.00	2.63	22.62 to 21.86

International Value Trust Series NAV	2014		2,382	15.44 to 14.54	42,452	0.63 to 0.00	2.93	-12.47 to -13.03
	2013		2,398	17.64 to 16.71	49,106	0.63 to 0.00	1.86	26.21 to 25.43
	2012		2,422	13.98 to 13.32	39,525	0.63 to 0.00	2.80	19.36 to 18.61
	2011		2,466	11.71 to 11.23	33,888	0.63 to 0.00	2.53	-12.80 to -13.33

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
International Value Trust Series NAV	2010		2,496	$13.43 to $12.96	$39,556	0.63% to 0.00%	2.12%	8.00% to 7.32%

Investment Quality Bond Trust Series NAV	2014		9	15.98 to 15.04	134	0.63 to 0.00	2.73	5.54 to 4.88
	2013		19	15.14 to 14.34	277	0.63 to 0.00	3.72	-1.88 to -2.49
	2012		8	15.43 to 14.71	124	0.63 to 0.00	2.31	7.66 to 6.99
	2011		7	14.33 to 13.75	99	0.63 to 0.00	4.18	8.06 to 7.37
	2010		7	13.26 to 12.80	94	0.63 to 0.00	3.47	7.54 to 6.87

Lifestyle Aggressive MVP Series NAV	2014	(f)	29	18.67 to 17.58	538	0.63 to 0.00	2.91	1.54 to 0.91
	2013		29	18.39 to 17.42	540	0.63 to 0.00	2.62	26.77 to 25.98
	2012		29	14.51 to 13.83	419	0.63 to 0.00	1.54	16.67 to 15.95
	2011		28	12.43 to 11.93	353	0.63 to 0.00	1.99	-6.46 to -7.04
	2010		25	13.29 to 12.83	327	0.63 to 0.00	2.10	16.50 to 15.77

Lifestyle Balanced MVP Series NAV	2014	(g)	1,987	17.57 to 16.54	81,071	0.63 to 0.00	2.84	4.25 to 3.60
	2013		2,134	16.85 to 15.96	83,618	0.63 to 0.00	2.81	12.89 to 12.19
	2012		2,338	14.93 to 14.23	81,542	0.63 to 0.00	2.25	11.90 to 11.21
	2011		2,672	13.34 to 12.79	81,419	0.63 to 0.00	3.32	0.67 to 0.05
	2010		2,848	13.25 to 12.79	86,635	0.63 to 0.00	2.75	11.78 to 11.09

Lifestyle Conservative MVP Series NAV	2014	(h)	21	16.40 to 15.44	347	0.63 to 0.00	2.89	4.98 to 4.31
	2013		21	15.62 to 14.80	335	0.63 to 0.00	3.56	3.99 to 3.36
	2012		22	15.02 to 14.32	325	0.63 to 0.00	8.00	8.55 to 7.88
	2011		0	13.84 to 13.27	0	0.63 to 0.00	4.21	4.27 to 3.62
	2010		0	13.27 to 12.81	0	0.63 to 0.00	0.00	9.25 to 8.57

Lifestyle Growth MVP Series NAV	2014	(i)	194	18.02 to 16.97	3,373	0.63 to 0.00	2.91	2.28 to 1.64
	2013		195	17.62 to 16.69	3,331	0.63 to 0.00	2.29	19.38 to 18.64
	2012		246	14.76 to 14.07	3,529	0.63 to 0.00	1.79	13.91 to 13.21
	2011		287	12.96 to 12.43	3,632	0.63 to 0.00	2.69	-1.55 to -2.16
	2010		302	13.16 to 12.70	3,886	0.63 to 0.00	2.54	13.04 to 12.35

Lifestyle Moderate MVP Series NAV	2014	(j)	13	17.27 to 16.27	222	0.63 to 0.00	3.18	4.99 to 4.34
	2013		12	16.45 to 15.59	196	0.63 to 0.00	2.74	10.26 to 9.58
	2012		28	14.92 to 14.23	408	0.63 to 0.00	1.83	10.70 to 10.04
	2011		72	13.48 to 12.93	935	0.63 to 0.00	4.86	2.38 to 1.74
	2010		32	13.17 to 12.71	407	0.63 to 0.00	3.68	10.69 to 10.00

M Capital Appreciation (e)	2014		8	83.92 to 78.63	604	0.63 to 0.00	0.00	12.42 to 11.72
	2013		9	74.65 to 70.38	612	0.63 to 0.00	0.00	39.20 to 38.34
	2012		60	53.63 to 50.88	2,854	0.63 to 0.00	0.33	17.43 to 16.71
	2011		60	45.67 to 43.60	2,449	0.63 to 0.00	0.00	-7.22 to -7.80
	2010		61	49.22 to 47.28	2,696	0.63 to 0.00	0.20	27.00 to 26.21

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2014

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
M International Equity (e)	2014	29	32.87 to 29.36	903	0.63 to 0.00	2.25	-7.06 to -7.64
	2013	31	35.37 to 31.78	1,013	0.63 to 0.00	2.48	16.32 to 15.60
	2012	29	30.40 to 27.49	819	0.63 to 0.00	0.70	20.68 to 19.94
	2011	191	25.19 to 22.92	4,463	0.63 to 0.00	3.08	-13.56 to - 14.10
	2010	190	29.14 to 26.69	5,174	0.63 to 0.00	3.35	4.61 to 3.96

M Large Cap Growth (e)	2014	9	50.21 to 44.59	390	0.63 to 0.00	0.04	10.21 to 9.52
	2013	10	45.56 to 40.72	409	0.63 to 0.00	0.57	36.15 to 35.30
	2012	11	33.46 to 30.09	303	0.63 to 0.00	0.05	19.31 to 18.58
	2011	10	28.04 to 25.38	248	0.63 to 0.00	0.00	-0.80 to -1.42
	2010	14	28.27 to 25.74	344	0.63 to 0.00	0.35	23.06 to 22.30

M Large Cap Value (e)	2014	6	23.85 to 22.03	143	0.63 to 0.00	1.14	9.68 to 9.00
	2013	7	21.75 to 20.21	142	0.63 to 0.00	2.71	34.22 to 33.38
	2012	7	16.20 to 15.16	110	0.63 to 0.00	0.84	17.29 to 16.56
	2011	6	13.81 to 13.00	87	0.63 to 0.00	0.34	-4.11 to -4.71
	2010	8	14.41 to 13.64	107	0.63 to 0.00	0.72	9.27 to 8.59

Mid Cap Index Trust Series NAV	2014	29	27.60 to 25.50	492	0.63 to 0.00	1.02	9.40 to 8.72
	2013	32	25.23 to 23.45	516	0.63 to 0.00	0.97	33.09 to 32.26
	2012	40	18.95 to 17.73	506	0.63 to 0.00	1.47	17.54 to 16.81
	2011	41	16.13 to 15.18	441	0.63 to 0.00	0.84	-2.14 to -2.76
	2010	21	16.48 to 15.61	306	0.63 to 0.00	1.05	26.06 to 25.27

Mid Cap Stock Trust Series NAV	2014	275	73.72 to 64.80	18,031	0.63 to 0.00	0.14	8.11 to 7.44
	2013	284	68.19 to 60.31	17,269	0.63 to 0.00	0.07	36.84 to 35.99
	2012	304	49.83 to 44.35	13,619	0.63 to 0.00	0.00	22.34 to 21.58
	2011	332	40.73 to 36.48	12,208	0.63 to 0.00	0.00	-9.16 to -9.73
	2010	349	44.84 to 40.41	14,197	0.63 to 0.00	0.00	23.07 to 22.31

Mid Value Trust Series NAV	2014	200	39.91 to 35.96	7,307	0.63 to 0.00	0.78	10.70 to 10.01
	2013	220	36.05 to 32.69	7,294	0.63 to 0.00	1.09	31.47 to 30.65
	2012	258	27.42 to 25.02	6,546	0.63 to 0.00	0.90	19.54 to 18.81
	2011	278	22.94 to 21.06	5,924	0.63 to 0.00	0.80	-4.80 to -5.39
	2010	280	24.10 to 22.26	6,318	0.63 to 0.00	2.04	16.16 to 15.44

Money Market Trust B Series NAV	2014	332	17.37 to 15.82	13,754	0.63 to 0.00	0.00	0.00 to -0.65
	2013	437	17.37 to 15.92	15,746	0.63 to 0.00	0.01	0.01 to -0.63
	2012	473	17.37 to 16.03	17,658	0.63 to 0.00	0.04	0.03 to -0.58
	2011	502	17.36 to 16.12	17,868	0.63 to 0.00	0.00	0.08 to -0.56
	2010	599	17.35 to 16.21	20,473	0.63 to 0.00	0.05	0.03 to -0.57

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Natural Resources Trust Series NAV	2014	(n)	0	$16.13 to $15.20	$0	0.63% to 0.00%	1.73%	-7.74% to -8.23%
	2013		21	17.49 to 16.57	367	0.63 to 0.00	0.64	3.07 to 2.42
	2012		21	16.97 to 16.17	351	0.63 to 0.00	0.87	0.58 to -0.04
	2011		21	16.87 to 16.18	346	0.63 to 0.00	0.52	-20.27 to -20.77
	2010		22	21.16 to 20.42	456	0.63 to 0.00	0.68	15.25 to 14.53

PIMCO All Asset (e)	2014		20	15.84 to 14.91	307	0.63 to 0.00	4.65	0.23 to -0.40
	2013		21	15.81 to 14.97	331	0.63 to 0.00	3.64	-0.10 to -0.73
	2012		32	15.82 to 15.08	502	0.63 to 0.00	4.62	14.65 to 13.94
	2011		28	13.80 to 13.24	373	0.63 to 0.00	6.61	1.66 to 1.04
	2010		24	13.58 to 13.10	319	0.63 to 0.00	6.97	12.71 to 12.01

Real Estate Securities Trust Series NAV	2014		117	138.91 to 78.60	17,658	0.63 to 0.00	1.69	31.75 to 30.93
	2013		124	105.43 to 60.03	14,526	0.63 to 0.00	1.92	-0.05 to -0.67
	2012		126	105.48 to 60.44	15,142	0.63 to 0.00	1.77	17.33 to 16.60
	2011		138	89.90 to 51.83	14,079	0.63 to 0.00	1.52	9.58 to 8.89
	2010		153	82.05 to 47.60	14,147	0.63 to 0.00	1.75	29.20 to 28.39

Real Return Bond Trust Series NAV	2014		12	14.94 to 14.06	179	0.63 to 0.00	2.99	4.88 to 4.23
	2013		11	14.24 to 13.49	159	0.63 to 0.00	1.47	-9.25 to -9.81
	2012		29	15.69 to 14.96	444	0.63 to 0.00	1.94	8.86 to 8.19
	2011		28	14.41 to 13.83	406	0.63 to 0.00	4.53	12.14 to 11.46
	2010		10	12.85 to 12.41	132	0.63 to 0.00	11.55	8.82 to 8.12

Science & Technology Trust Series NAV	2014		6	26.86 to 25.29	163	0.63 to 0.00	0.00	12.95 to 12.25
	2013		7	23.78 to 22.53	157	0.63 to 0.00	0.00	43.55 to 42.67
	2012		6	16.57 to 15.79	89	0.63 to 0.00	0.00	10.54 to 9.85
	2011		4	14.99 to 14.37	57	0.63 to 0.00	0.00	-7.72 to -8.30
	2010		6	16.24 to 15.68	88	0.63 to 0.00	0.00	24.69 to 23.92

Short Term Government Income Trust Series NAV	2014		435	10.65 to 10.34	5,001	0.63 to 0.00	1.96	1.19 to 0.55
	2013		537	10.52 to 10.28	5,930	0.63 to 0.00	2.11	-0.74 to -1.37
	2012		627	10.60 to 10.43	6,978	0.63 to 0.00	1.71	1.18 to 0.53
	2011		636	10.48 to 10.37	7,001	0.63 to 0.00	2.40	2.83 to 2.19
	2010		670	10.19 to 10.15	7,248	0.63 to 0.00	1.54	1.91 to 1.49

Small Cap Growth Trust Series NAV	2014		379	32.78 to 29.17	11,218	0.63 to 0.00	0.00	7.60 to 6.93
	2013		416	30.46 to 27.28	11,499	0.63 to 0.00	0.00	44.21 to 43.32
	2012		442	21.12 to 19.03	8,519	0.63 to 0.00	0.00	16.53 to 15.80
	2011		525	18.13 to 16.44	8,726	0.63 to 0.00	0.00	-6.79 to -7.37
	2010		570	19.45 to 17.74	10,217	0.63 to 0.00	0.00	22.14 to 21.38

Small Cap Index Trust Series NAV	2014		16	25.96 to 16.85	288	0.63 to 0.00	0.99	4.71 to 4.06
	2013		16	24.79 to 16.20	272	0.63 to 0.00	1.52	38.75 to 37.89
	2012		28	17.87 to 11.75	343	0.63 to 0.00	2.20	16.06 to 15.34
	2011		25	15.40 to 10.18	270	0.63 to 0.00	1.23	-4.37 to -4.97
	2010		23	16.10 to 10.72	256	0.63 to 0.00	0.52	26.43 to 25.64

Small Cap Opportunities Trust Series NAV	2014		1	19.43 to 18.29	26	0.63 to 0.00	0.09	2.42 to 1.79
	2013		1	18.97 to 17.97	14	0.63 to 0.00	0.03	40.28 to 39.40
	2012		10	13.52 to 12.89	134	0.63 to 0.00	0.00	16.88 to 16.15
	2011		8	11.57 to 11.10	93	0.63 to 0.00	0.08	-3.13 to -3.73
	2010		15	11.94 to 11.53	185	0.63 to 0.00	0.00	29.71 to 28.91

Small Cap Value Trust Series NAV	2014		62	69.19 to 39.68	3,181	0.63 to 0.00	0.70	7.25 to 6.58
	2013		63	64.51 to 37.23	3,034	0.63 to 0.00	0.60	33.33 to 32.50
	2012		71	48.39 to 28.10	2,540	0.63 to 0.00	0.92	15.78 to 15.06
	2011		76	41.79 to 24.42	2,370	0.63 to 0.00	0.87	1.15 to 0.52
	2010		83	41.32 to 24.30	2,577	0.63 to 0.00	0.44	26.15 to 25.36

Small Company Value Trust Series NAV	2014		12	22.81 to 21.48	267	0.63 to 0.00	0.06	0.14 to -0.49
	2013		14	22.78 to 21.58	311	0.63 to 0.00	1.72	31.68 to 30.86
	2012		14	17.30 to 16.49	229	0.63 to 0.00	0.26	16.41 to 15.68
	2011		13	14.86 to 14.26	186	0.63 to 0.00	0.66	-0.94 to -1.55
	2010		10	15.00 to 14.48	154	0.63 to 0.00	1.65	21.39 to 20.63

Strategic Income Opportunities Trust Series NAV	2014		10	19.15 to 18.01	196	0.63 to 0.00	4.07	5.13 to 4.48
	2013		16	18.22 to 17.24	289	0.63 to 0.00	6.32	3.81 to 3.15
	2012		14	17.55 to 16.72	238	0.63 to 0.00	6.98	12.94 to 12.24
	2011		13	15.54 to 14.89	190	0.63 to 0.00	11.21	2.08 to 1.44
	2010		13	15.22 to 14.68	191	0.63 to 0.00	13.39	15.91 to 15.18

Total Bond Market Trust B Series NAV	2014		1,504	23.62 to 21.29	32,903	0.63 to 0.00	3.22	6.06 to 5.39
	2013		1,577	22.27 to 20.20	32,634	0.63 to 0.00	3.39	-2.44 to -3.05
	2012		1,493	22.83 to 20.84	31,887	0.63 to 0.00	1.63	4.08 to 3.44
	2011		1,518	21.94 to 20.14	31,388	0.63 to 0.00	4.32	7.60 to 6.93
	2010		1,562	20.39 to 18.84	30,147	0.63 to 0.00	5.33	6.49 to 5.83

Total Return Trust Series NAV	2014		42	18.03 to 16.76	758	0.63 to 0.00	3.10	4.72 to 4.08
	2013		53	17.22 to 16.11	908	0.63 to 0.00	2.61	-1.98 to -2.60
	2012		80	17.57 to 16.53	1,402	0.63 to 0.00	2.13	8.57 to 7.89
	2011		80	16.18 to 15.33	1,287	0.63 to 0.00	4.57	3.97 to 3.31
	2010		57	15.57 to 14.83	877	0.63 to 0.00	2.48	7.66 to 6.99

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Total Stock Market Index Trust Series NAV	2014		26	$79.72 to $22.27	$1,015	0.63% to 0.00%	1.24%	11.46% to 10.77%
	2013		29	71.52 to 20.10	1,056	0.63 to 0.00	1.48	33.45 to 32.63
	2012		30	53.59 to 15.16	824	0.63 to 0.00	1.67	15.56 to 14.84
	2011		29	46.38 to 13.20	671	0.63 to 0.00	1.36	0.33 to -0.30
	2010		20	46.23 to 13.24	572	0.63 to 0.00	1.36	17.26 to 16.53

U.S. Equity Trust Series NAV	2014		0	14.66 to 14.41	4	0.63 to 0.00	1.48	11.07 to 10.38
	2013		0	13.20 to 13.06	4	0.63 to 0.00	4.27	28.36 to 27.55
	2012		0	10.28 to 10.24	0	0.63 to 0.00	1.96	2.81 to 2.38

Ultra Short Term Bond Trust Series NAV	2014		0	10.07 to 9.79	0	0.63 to 0.00	0.00	0.03 to -0.65
	2013	(l)	18	10.07 to 9.86	183	0.63 to 0.00	2.45	-0.02 to -0.69

Utilities Trust Series NAV	2014		14	29.88 to 28.13	396	0.63 to 0.00	3.13	12.72 to 12.02
	2013		16	26.50 to 25.11	419	0.63 to 0.00	1.82	20.65 to 19.90
	2012		21	21.97 to 20.94	441	0.63 to 0.00	3.85	13.63 to 12.93
	2011		26	19.33 to 18.55	484	0.63 to 0.00	3.77	6.80 to 6.13
	2010		27	18.10 to 17.47	487	0.63 to 0.00	2.54	14.00 to 13.29

Value Trust Series NAV	2014		11	27.16 to 25.57	298	0.63 to 0.00	0.54	9.88 to 9.20
	2013		10	24.72 to 23.42	251	0.63 to 0.00	0.92	35.44 to 34.60
	2012		10	18.25 to 17.40	177	0.63 to 0.00	1.01	17.50 to 16.77
	2011		7	15.53 to 14.90	110	0.63 to 0.00	1.24	1.03 to 0.41
	2010		7	15.37 to 14.84	100	0.63 to 0.00	1.37	22.30 to 21.56

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

(c)

These ratios, which are not annualized, represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, which are not annualized, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Sub-account that invests in non-affiliated Trust.

(f)	Renamed on May 5, 2014. Previously known as Lifestyle Aggressive Trust.

(g)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.

(h)	Renamed on May 5, 2014. Previously known as Lifestyle Conservative Trust.

(i)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.

(j)	Renamed on May 5, 2014. Previously known as Lifestyle Moderate Trust.

(k)	Renamed on November 10, 2014. Previously known as Financial Services Trust.

(l)	Sub-account available in prior year but no activity.

(m)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

(n)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2014

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

JHUSA assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0.00% to 0.63% of net assets, depending on the type of policy (excluding policy loans and policies for which no mortality and expense risks are charged). Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

10.	Policy Loans

Policy loans may be held as an investment in the sub-account or in the Company’s general account depending on the terms of the Contracts. Policy loans reported in the Statements of Assets and Liabilities represent policy loan investments of the sub-account and consist of outstanding loans plus accrued interest, where interest is accrued and compounded daily (net of a charge for policy loan administration determined at an annual rate of 0.75% of the aggregate amount of policyholder indebtedness in policy years 1-20 and 0.25% thereafter). Policy loans are fully collateralized by the cash surrender value of the Contracts borrowed against.

The change in separate account policy loans and transfer on general account policy loans reported in the Statements of Operations and Changes in Contract Owners’ Equity represent disbursement or repayment of loans held as an investment in the sub-account or in the Company’s general account, respectively. Sub-account loan investments are funded directly from the sub-account whereas general account loans are funded through interfund transfers with the Company.

PART C
OTHER INFORMATION
Item 26. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a)(1) Resolution of the Board of Directors establishing Separate Account UV is incorporated by reference to post-effective amendment number 1, file number 333-164158, filed with the Commission in April 2010.
(2) Resolution of Board of Directors of John Hancock Life Insurance Company (U.S.A.) accepting the intact transfer of John Hancock Variable Life Account UV from John Hancock Life Insurance Company, incorporated by reference to the Registrant's Initial Registration Statement filed with the Commission on January 4, 2010.
(b) Not applicable.
(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to post-effective amendment number 7, file number 333-179570, filed with the Commission in April, 2015.
(d)(1) Form of Policy Endorsement for John Hancock Life Insurance Company dated December 31, 2009, incorporated by reference to Registrant's Initial Registration Statement filed with the Commission on January 4, 2010 and form of Policy Endorsement dated 2009, incorporated by reference to post-effective amendment number 1, file number 333-164150, filed with the Commission in April 2010.
(2) Form of specimen flexible variable life insurance policy for Flex V1, incorporated by reference to the initial registration statement, file number 333-164158, filed with the Commission on January 4, 2010.
(3) Form of specimen Disability Benefit Payment of Required Premiums Rider, incorporated by reference to the initial registration statement, file number 333-164158, filed with the Commission on January 4, 2010.
(4) Form of specimen Accidental Death Benefit Provision Additional Fixed Benefti Rider, incorporated by reference to the initial registration statement, file number 333-164158, filed with the Commission on January 4, 2010.
(5) Form of specimen Children's Insurance Benefit Rider, incorporated by reference to the initial registration statement, file number 333-164158, filed with the Commission on January 4, 2010.
(6) Form of specimen Yearly Renewable Decreasgin Term Benefit Rider, incorporated by reference to the initial registration statement, file number 333-164158, filed with the Commission on January 4, 2010.
(7) Form of specimen Applicant Payment of Premium Benefit Rider, incorporated by reference to the initial registration statement, file number 333-164158, filed with the Commission on January 4, 2010.
(8) Form of specimen Yearly Renewable Term Benefit Rider, incorporated by reference to the initial registration statement, file number 333-164158, filed with the Commission on January 4, 2010.
(e) Specimen policy application, incorporated by reference to the initial registration statement, filed with the Commission on January 4, 2010.
(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(c) Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) dated July 26, 2010, and further amended as of November 20, 2012, incorporated by reference to post-effective amendment number 2, file number 333-179570, filed with the Commission in April 2013.

(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated June 15, 2010, incorporated by reference to post-effective amendment number 2, file number 333-179570, filed with the Commission in April 2013.
(g)(1)The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.
(2) Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance Agreement of Variable Insurance Policies between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of NewYork, incorporated by reference to the Initial Registration Statement, file number 333-164150, filed with the Commission on January 4, 2010.
(h)(1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(i) (1) Service agreement between Manulife Financial Corporation and the Manufacturers Life Insurance Company (U.S.A.), dated January 1, 2001, incorporated by reference to post-effective amendment number 6, file number 333-179570, filed with the Commission April 28, 2014.
(j) Not applicable.
(k) Opinion and consent of counsel regarding the legality of the securities being registered, incorporated by reference to the initial registration statement, filed with the Commission on January 4, 2010.
(l) Not Applicable.
(m) Not Applicable.
(n) Consents of Independent Registered Public Accounting Firm, filed herewith.
(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.
(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.
Powers of Attorney
(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission April 24, 2013.
Item 27. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
Name and Principal Business Address	Position with Depositor
Craig Bromley 601 Congress Street Boston, MA 02210	Director, Chairman and President
Thomas Borshoff 536 Stone Road Pittsford, NY 14534	Director
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
Michael Doughty 197 Clarendon Street Boston, MA 02116	Director
Ruth Ann Fleming 205 Highland Avenue Short Hills, NJ 07078	Director
James D. Gallagher 601 Congress Street Boston, MA 02210	Director, Executive Vice President, General Counsel and Chief Administrative Officer
Scott S. Hartz 197 Clarendon Street Boston, MA 02116	Director, Executive Vice President and Chief Investment Officer
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
John G. Vrysen 601 Congress Street Boston, MA 02210	Director and Senior Vice President

Executive Vice Presidents
Michael Doughty**
Steven Finch*	and Chief Financial Officer
James D. Gallagher*	and General Counsel & Chief Administrative Officer
Scott S. Hartz**	and Chief Investment Officer – US Investments

Senior Vice Presidents
John C.S. Anderson**
Andrew G. Arnott*
Kevin J. Cloherty*
Barry Evans††††
Peter Gordon*
Brian Heapps**
Gregory Mack*
Janis K. McDonough*****
H. Steven Moore****	and Treasurer
James O’Brien†††
Sebastian Pariath*	and Head of Operations and Chief Information Officer
Timothy W. Ramza*

Name and Principal Business Address	Position with Depositor
Alan R. Seghezzi**
Anthony Teta**
Brooks Tingle**

Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary
Roy V. Anderson*
Abigail M. Armstrong**
Kevin Askew*****
James Bacharach*
William Ball**
William D. Bertrand**
Ann Birle*****
Stephen J. Blewitt**
Alan Block*
Robert Boyda**
Grant Buchanan***
David Campbell***
Bob Carroll**
Rick A. Carlson*
Brian Collins*
Paul M. Crowley**
John J. Danello*
Brent Dennis**
Robert Donahue*****
Paul Gallagher*
Ann Gencarella**
Gerald C. Hanrahan, Jr.**
Richard Harris***	and Appointed Actuary
John Hatch*
Kevin Hill**
Eugene Xavier Hodge, Jr.*
James C. Hoodlet**
Roy Kapoor****
Mitchell Karman*	and Chief Compliance Officer & Counsel
Frank Knox*	and Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko***	Vice President, Treasury
David Kroach***
Robert Leach*
Scott Lively*
Cheryl Mallett****
Nathaniel I. Margolis**
John B. Maynard*
Karen McCafferty*
Scott A. McFetridge**
William McPadden**
Maureen Milet**	and Chief Compliance Officer – Investments
Scott Morin*
Jeffrey H. Nataupsky*
Scott Navin**
Betty Ng***
Nina Nicolosi*
Jeffrey Packard**
Frank O‘Neill*
Daragh O’Sullivan**
Jacques Ouimet**
Gary M. Pelletier**
David Plumb*

Name and Principal Business Address	Position with Depositor
Tracey Polsgrove*
Krish Ramdial****	Vice President, Treasury
Jill Rebman***
George Revoir*
Mark Rizza*
Andrew Ross****
Lisa Anne Ryan†††
Thomas Samoluk*
Martin Sheerin*
Gordon Shone*
Susan Simi**
Rob Stanley*
Tony Todisco*****
Simonetta Vendittelli*	and Controller
Peter de Vries***
Linda A. Watters*
Jeffery Whitehead*
Brent Wilkinson†††
Henry Wong**
Leo Zerilli*

Assistant Vice Presidents
Joanne Adkins
Stacey Agretelis
Patricia L. Allison
Michael Barnes
Jack Barry
Naomi S. Bazak
P. J. Beltramini
Jon Bourgault
Daniel C. Budde
Jennifer Toone Campanella
Suzanne Cartledge
Anjali Chitre
Eileen Cloherty	and Chief Accountant
Catherine Collins
Thomas D. Crohan
Diane Cronin
Jaime Hertel Dasque
Lorn C. Davis
Todd D. Emmel
Allan M. Fen
Paul A. Fishbin
Michael A. Foreman
Arthur Francis
Donna Frankel
Philip W. Freiberger
Scott B. Garfield
John M. Garrison
Keith Gendron
William A. Gottlieb
Teresa S. Hayes
Charles Whitney Hill
Tina Joseph
Recep C. Kendircioglu
Bruce Kinna
Patty Kisielis
Sally Kwan
Thomas Loftus

Name and Principal Business Address	Position with Depositor
Timothy J. Malik
Robert Maulden
Kathleen E. McDonough
Reid W. McLay
Pamela Memishian
John P. Monahan
Geoffrey Norris
John O’Connor
E. David Pemsteim
Charlie Philbrook	and Chief Risk Officer
David Pickett
Michael A. Pirrello
Malcolm Pittman
Jason M. Pratt
David P. Previte
Peta-Gaye Prinn
Malcolm Quinn
Hilary Quosai
Kathryn Riley
Josephine M. Rolka
Timothy A. Roseen
Louise Santosuosso
Debbie Stickland
Joan Marie Uzdavinis
John Wallace
Sean A. Williams
Jennifer Wilson
Sameh Youssef
Paolo Zadra
Shauna Yen
Aleksander Zivanovic
*Principal Business Office is 601 Congress Street, Boston, MA 02210
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
*****Principal Business Office is 380 Stuart Street, Boston, MA 02116
†Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221
††Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515
†††Principal Business is 200 Berkeley Street, Boston, MA 02116
††††Principal Business is 101 Huntington Avenue, Boston, MA 02116
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2014

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)(4)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Western Holdings Limited Partnership(3) (Alberta)
95%
PT Asuransi Jiwa Manulife Indonesia(1) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
97.7%
60%
Manulife Asset Management (Thailand) Company Limited (Thailand)
20%
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
60%
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
58.5%
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
60%
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
99.9%
John Hancock Advisers, LLC(2) (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Indirect Control
Direct Control

MANULIFE FINANCIAL CORPORATION PRINCIPAL SUBSIDIARIES - December 31, 2014 For External Use (1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company (2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by John Hancock Subsidiaries LLC (3) 99% limited partnership interest is held by The Manufacturers Life Insurance Company (4) 99% limited partnership interest is held by Manulife Property Limited Partnership This chart displays voting interest. All entities are 100% controlled unless otherwise indicated. Indirect Control Direct Control

Item 29. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.
Name	Title
Michael Doughty**	Chairman, Director
Steven Finch*	Director
James C. Hoodlet**	Director
George Revoir*	Director, President and Chief Executive Officer
Alan Seghezzi**	Director
Christopher Walker***	Director, Vice President, Investments
Emanuel Alves*	Secretary
H. Steven Moore****	Senior Vice President, Treasurer
Brian Collins*	Vice President, US Taxation
Krish Ramdial****	Vice President, Treasury
John Bryson*	Assistant Vice President
Jeffrey H. Long*	Assistant Vice President, Chief Financial Officer and Financial Operations Principal
Michael Mahoney*	Assistant Vice President, Chief Compliance Officer
David Pickett*	Assistant Vice President, General Counsel
*Principal Business Office is 601 Congress Street, Boston, MA 02210
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
(c) John Hancock Distributors LLC
Compensation received, directly or indirectly, from the Registrant by John Hancock Distributors LLC, the sole principal underwriter of the contracts funded by the Separate Account during the last fiscal year:
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 31. Location of Accounts and Records
The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, canceled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.
Item 32. Management Services
All management services contracts are discussed in Part A or Part B.
Item 33. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940
John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 23rd day of April, 2015.
John Hancock Variable Life Account UV
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
By: /s/ Craig Bromley

Craig Bromley
Principal Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)
By: /s/ Craig Bromley

Craig Bromley
Principal Executive Officer

Signatures
Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 23rd day of April, 2015.
Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller

/s/ Steven Finch Steven Finch	Executive Vice President and Chief Financial Officer

* Craig Bromley	Director

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Ruth Ann Fleming	Director

* Michael Doughty	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Rex E. Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney

April, 2015
This disclosure is distributed to policy owners of variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and offering interests in John Hancock Variable Life Account UV (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock USA Service Office for more information at 1-800-827-4546 or write to us at 197 Clarendon Street, C-6, Boston, MA 02117. For Majestic and COLI products, you may contact us at 1-800-521-1234 or write to us at the above address.
The investment options listed below are offered under variable life insurance policies bearing the title Annual Premium Variable Life.
Active Bond
Blue Chip Growth
Fundamental All Cap Core
International Equity Index B
Lifestyle Balanced MVP
Money Market B
Real Estate Securities
The investment options listed below are offered under variable life insurance policies bearing the following titles: Medallion Variable Life, Flex V1, and Flex V2.
500 Index B
Active Bond
Blue Chip Growth
Capital Appreciation
Emerging Markets Value
Equity-Income
Fundamental All Cap Core
Global Bond
High Yield
International Equity Index B
International Value
Lifestyle Balanced MVP
Lifestyle Growth MVP
Lifestyle Moderate MVP
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Real Estate Securities
Short Term Government Income
Small Cap Growth
Total Bond Market B
M Capital Appreciation
M International Equity
M Large Cap Growth
1

Certain of the investment options listed below are offered under variable life insurance policies bearing the following titles:
Performance Survivorship Variable Universal Life
Medallion Executive Variable Life III
Medallion Variable Universal Life Edge
Medallion Variable Universal Life Edge II
Medallion Variable Universal Life Plus
Variable Estate Protection
Variable Estate Protection Plus
Performance Executive Variable Life
Variable Estate Protection Edge
Majestic Performance Survivorship Variable Universal Life
Majestic Variable Universal Life 98
Majestic Variable Estate Protection 98
Majestic Variable COLI
500 Index B
Active Bond
All Cap Core
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Bond
Core Strategy
Emerging Markets Value
Equity-Income
Financial Industries
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive MVP
Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Moderate MVP
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market B
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value
2

Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period,
(ii) restricting the dollar amount of transfers,
(iii) restricting transfers into and out of certain investment accounts,
(iv) restricting the method used to submit transfers, and
(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Total annual portfolio operating expenses
The following table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the Annual Premium Variable Life policy, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.54%	0.81%

1Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum expense shown does not reflect this reimbursement. If such reimbursement or waiver was reflected, the minimum expense would be 0.28%.
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The following table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the Medallion Variable Life, Flex V1 and Flex V2 policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.49%	1.09%

1Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum expense shown does not reflect this reimbursement. If such reimbursement or waiver was reflected, the minimum expense would be 0.25%.
The following table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the Performance Survivorship Variable Universal Life, Medallion Executive Variable Life III, Medallion Variable Universal Life Edge, Medallion Variable Universal Life Edge II, Medallion Variable Universal Life Plus, Variable Estate Protection, Variable Estate Protection Plus, Performance Executive Variable Life, Variable Estate Protection Edge, Majestic Performance Survivorship Variable Universal Life, Majestic Variable Universal Life 98, Majestic Variable Estate Protection 98, and Majestic Variable COLI policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	1.68%

1Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.53%, respectively.
Table of Investment Options and Investment Subadvisers
Please note that certain of the investment options described in this table may not be available to you under your policy.
When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.
The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment
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securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.
The M Capital Appreciation, M International Equity, M Large Cap Growth and M Large Cap Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.
The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.
The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.
The portfolios available under the policies, the investment subadvisers (engaged by JHIMS, M Financial or PIMCO) and the investment objective for each portfolio are described in the table below. For additional information regarding these portfolios' investment objectives, policies and restrictions of and the risks relating to investment in the portfolios, please refer to the prospectus for the underlying portfolio.
Portfolio	Subadviser	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
All Cap Core	QS Investors, LLC	To seek to provide long-term growth of capital.
Alpha Opportunities	Wellington Management Company, LLP	To seek to provide long-term total return.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
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Portfolio	Subadviser	Investment Objective
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term capital appreciation.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide growth of capital.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide high total return.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
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Portfolio	Subadviser	Investment Objective
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Balanced MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Conservative MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Moderate MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Real Return Bond	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
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Portfolio	Subadviser	Investment Objective
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays U.S. Aggregate Bond Index.*
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide long-term capital appreciation.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
Value	Invesco Advisers, Inc.	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek to provide maximum capital appreciation.
M International Equity (a series of M Fund, Inc.)	Northern Cross, LLC	To seek to provide long-term capital appreciation.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek to provide long-term capital appreciation.
M Large Cap Value (a series of M Fund, Inc.)	AJO, LP	To seek to provide long-term capital appreciation.

*The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are
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incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.) In addition, if your policy offers a Long-Term Care Rider, and you have elected it, the rider's benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards.
If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the insured person's estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.
Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that
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reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers a Long-Term Care Rider, and if you have elected it, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater
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flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½;
•	is attributable to the policy owner becoming disabled; or
•	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
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If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy.
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In addition to the disclosure contained herein, John Hancock USA has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements of John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Servicing Office. You should also contact the John Hancock USA Servicing Office to request any other information about your policy or to make any inquiries about its operation.
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

SUPPLEMENT DATED APRIL 27, 2015

TO

PROSPECTUSES DATED APRIL 27, 2015 OR LATER

This Supplement is to be distributed with certain prospectuses dated April 27, 2015 or later for variable life insurance policies of John Hancock Life Insurance Company (U.S.A.). The prospectuses involved bear the title “Flex V1,” “Flex V2,” or “Medallion Variable Life.” We refer to these prospectuses as the “Product Prospectuses.”

This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the three additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES

The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

M Capital Appreciation

M International Equity

M Large Cap Growth

VL 3 FUND M SUPP (4/2015)